UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00537
                                   ----------

                            Franklin Custodian Funds
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                 One Franklin Parkway, San Mateo, CA 94403-1906
               ---------------------------------------------------
               (Address of principal executive offices) (Zip code)

         Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906
        ---------------------------------------------------------------
             (Name and address of agent for service)


Registrant's telephone number, including area code: (650) 312-2000
                                                    --------------

Date of fiscal year end: 9/30
                         ----

Date of reporting period: 3/31/10
                          -------

Item 1. Reports to Stockholders.



MARCH 31, 2010

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

Franklin DynaTech Fund

Franklin Growth Fund

Franklin Income Fund

Franklin U.S. Government Securities Fund

Franklin Utilities Fund

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                            FRANKLIN CUSTODIAN FUNDS

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


                             Franklin Templeton Investments

                             GAIN FROM OUR PERSPECTIVE (R)

                             Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE        Each of our portfolio management groups operates
                             autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                             FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                             TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                             MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION         Because our management groups work independently
                             and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST    At Franklin Templeton Investments, we seek to
                             consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

[PICTURE]

Not part of the semiannual report

Contents

SHAREHOLDER LETTER............................................................     1

SEMIANNUAL REPORT

Economic and Market Overview..................................................     3

Franklin DynaTech Fund........................................................     5

Franklin Growth Fund..........................................................    13

Franklin Income Fund..........................................................    21

Franklin U.S. Government Securities Fund......................................    30

Franklin Utilities Fund.......................................................    39

Financial Highlights and Statements of Investments............................    47

Financial Statements..........................................................   100

Notes to Financial Statements.................................................   109

Shareholder Information.......................................................   132

Shareholder Letter

            Dear Shareholder:

            During the six-month period ended March 31, 2010, the U.S. economy showed signs of an increasingly broad-based expansion while interest rates remained near all-time lows and inflation was muted. Although corporate and global economic data underscored some weak spots amid short-term improvements, most U.S. companies during fourth quarter 2009 and first quarter 2010 beat consensus earnings estimates, aided by government incentives and a wave of restructuring and cost-cutting initiatives. U.S. equity markets enjoyed an unusually strong nine-month surge until first quarter 2010, when volatility returned as investors began to heed signs of overvaluation. Investor concerns also arose about the global recovery's sustainability as some government stimulus measures began to wind down. During the period, U.S. Treasury yields rose and fell in response to wavering investor sentiment. The yield curve reached record-breaking steep levels during the first quarter of 2010 and flattened only slightly by period-end.

            Franklin Custodian Funds' semiannual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and discussions by the portfolio managers. Please remember that all securities markets fluctuate, as do mutual fund share prices.

            If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

                                           Not part of the semiannual report | 1

            Although market conditions are constantly changing, we remain committed to our disciplined strategy as we manage the Funds. As always, we recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

            We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

            Sincerely,

            -s- Charles B. Johnson
            Charles B. Johnson
            President and Chief Executive Officer - Investment Management Franklin Custodian Funds

            THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

 2 | Not part of the semiannual report

Semiannual Report

Economic and Market Overview

            The U.S. economy showed signs of broad-based improvement during the six-month reporting period. Domestic industrial output, manufacturing and exports posted steady gains, consumer spending and confidence rebounded from recessionary lows, and the services sector expanded for the first time in more than two years. However, challenges remained as mixed economic reports, elevated debt concerns surrounding the U.S. budget deficit and lack of job prospects for the unemployed hindered the economy's advance. Fourth quarter 2009 and first quarter 2010 corporate profit growth largely surpassed consensus estimates, which allowed businesses to begin restocking inventories that were depleted during the recession. New-home prices rose in most regions due to lower interest rates, a first-time homebuyer tax credit program, and prices dipping to levels that lured bargain hunters. Unfortunately, the housing sector overall remained weak as existing-home prices were essentially unchanged while the pace of home sales and housing starts failed to gain traction.

            The U.S. economy expanded at its fastest pace in six years during 2009's fourth quarter, led by large inventory adjustments, government spending, a revival of business investment and rising exports. U.S. economic output as measured by gross domestic product
            (GDP) grew at an annualized rate of 5.6% in the fourth quarter, followed by an estimated annualized 3.2% advance in 2010's first quarter.(1) As renewed signs of a demand-led recovery emerged, oil prices jumped from $71 per barrel at the end of September 2009 to a 17-month peak of $84 at period-end, but remained below 2008's record level. The March 2010 inflation rate was an annualized 2.3%.(2)
            Core inflation, which excludes food and energy costs, rose at a 1.1% annualized rate(2) and was below the Fed's informal target range of 1.5% to 2.0%.

            Given few inflationary pressures and uncertainty surrounding the economic recovery, the Federal Open Market Committee (FOMC) announced it intended to hold the federal funds target rate in the 0% to 0.25% range "for an extended period" as it laid the groundwork for an eventual tightening of monetary policy. During the period, it began withdrawing more of the extraordinary support

            1. Source: Bureau of Economic Analysis.

            2. Source: Bureau of Labor Statistics.

                                                           Semiannual Report | 3
            policies it had provided in response to the 2008 financial crisis. Late in the period, the labor market improved somewhat as the economy began to add jobs, and the unemployment rate subsided from a 26-year high of 10.1% in October 2009 to 9.7%, a level sustained through the first three months of 2010.(2)

            In February 2010, investor fears about the Greek government's ability to finance its budget deficit forced several companies to delay bond sales and prompted investors to flee to safer assets such as U.S. Treasuries. These fears largely subsided by period-end, and the credit market rebounded, although uncertainty remained about how several European countries would meet their debt obligations. U.S. companies aggressively borrowed in the debt market and liquidity levels rose.

            Wary investors favored short-term Treasuries, and the Treasury yield curve reached all-time steep levels in February. The spread between two- and 10-year Treasury yields increased from 236 basis points (100 basis points equal one percentage point) at the beginning of the period to 282 basis points at period-end. The two-year Treasury bill yield rose from 0.95% to 1.02% over the six-month period, while the 10-year Treasury note yield rose from 3.31% to 3.84%.

            As investor confidence improved amid encouraging economic data, equity markets generally rallied, though the advance was uneven. For the six months under review, the blue chip stocks of the Dow Jones Industrial Average delivered a +13.31% total return, while the broader Standard & Poor's 500 Index (S&P 500) posted a total return of +11.75% and the technology-heavy NASDAQ Composite Index returned +13.50%.(3) All major industry groups posted gains for the period, with the strongest returns from the cyclical consumer discretionary, industrials and information technology sectors.

            THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2010. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.

            3. Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The Dow Jones Industrial Average is price weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The NASDAQ Composite Index measures all NASDAQ domestic and international common type stocks listed on The NASDAQ Stock Market. The index is market value-weighted and includes over 3,000 companies.

 4 | Semiannual Report

Franklin DynaTech Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin DynaTech Fund seeks investments primarily in companies management believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin DynaTech Fund's semiannual report for the period ended March 31, 2010.

PERFORMANCE OVERVIEW

Franklin DynaTech Fund - Class A delivered a +14.48% cumulative total return for the six months under review. For the same period, the Fund performed comparably to its narrow benchmark, the NASDAQ 100 Index, which posted a price-only return of +13.92%, and outperformed its broader benchmark, the Standard & Poor's 500 Index (S&P 500), which had a total return of +11.75%. (1) The Fund outperformed the Russell 1000 Growth Index, which had a +12.96% return. (2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and

1. Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The NASDAQ 100 Index includes 100 of the largest domestic and international nonfinancial companies listed on The NASDAQ Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The NASDAQ 100 Index is calculated under a modified capitalization-weighted methodology. Index returns are price-return only and do not include reinvested dividends. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 includes reinvested dividends and is one of the most widely used benchmarks of U.S. equity performance.

2. Source: (C) 2010 Morningstar. The Russell 1000 Growth Index is market capitalization weighted and measures performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index includes reinvested dividends.

The indexes are unmanaged. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 52.

                                                           Semiannual Report | 5
competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

PORTFOLIO BREAKDOWN
Franklin DynaTech Fund
Based on Total Net Assets as of 3/31/10

Software                                                                           11.2%
Semiconductors & Semiconductor Equipment                                           10.9%
Internet Software & Services                                                        9.3%
Computers & Peripherals                                                             8.5%
Pharmaceuticals                                                                     6.4%
Health Care Equipment & Supplies                                                    6.2%
Energy Equipment & Services                                                         5.9%
IT Services                                                                         5.1%
Communications Equipment                                                            4.6%
Internet & Catalog Retail                                                           4.6%
Biotechnology                                                                       3.9%
Aerospace & Defense                                                                 3.1%
Health Care Providers & Services                                                    2.9%
Life Sciences Tools & Services                                                      2.4%
Chemicals                                                                           2.3%
Other                                                                              12.7%

MANAGER'S DISCUSSION

During the reporting period, the Fund's performance continued to benefit from the information technology sector, particularly Apple, in the computers and peripherals industry, which continued to advance due to the announcement of the iPad tablet computer.(3) IT services provider Visa aided performance as well. The Fund's Internet software and services industry holdings also boosted performance largely due to search engines Baidu and Google. Another significant contributor was Intel in the semiconductors and semiconductor equipment industry. The chip maker's strong 2009 results reflected the effects of manufacturing and product innovations that created new operating efficiencies and market opportunities. The Fund's health care sector holdings also benefited performance.(4) During the period, a number of holdings in the health care equipment industry performed well, including surgical robot developer Intuitive Surgical and heart valve manufacturer Edwards Lifesciences. The Fund's position in Teva Pharmaceutical Industries received a boost after Moody's Investors Service upgraded the drug maker's credit rating. Several consumer discretionary holdings also helped the Fund's returns, including Internet retailers Amazon.com and Priceline.com, both of which benefited from improving consumer spending.(5)

In contrast, the Fund's materials sector holdings weighed on performance, largely due to Monsanto in the chemicals industry.(6) The agricultural products producer detracted from performance after the company reduced the price of its top-selling weed killer and also became the subject of a federal anti-trust investigation. The financials sector hurt performance largely due to the Fund's holding

3. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; Internet software and services; IT services; semiconductors and semiconductor equipment; and software in the SOI.

4. The health care sector comprises biotechnology, health care equipment and supplies, health care providers and services, health care technology, life sciences tools and services, and pharmaceuticals in the SOI.

5. The consumer discretionary sector comprises Internet and catalog retail in the SOI.

6. The materials sector comprises chemicals in the SOI.

6 | Semiannual Report
in global investment banking and securities firm The Goldman Sachs Group.(7)
Its share price declined amid investor concerns about federal inquiries into the company's business practices. Although the information technology sector overall was positive, some individual stocks hampered results, including Chinese search engine Sohu.com and wireless technology developer QUALCOMM. Genetic analysis tool developer Illumina from the health care sector also detracted from Fund performance. During the period, we sold Sohu.com and Illumina.

As managers of Franklin DynaTech Fund, at period-end we continue to search for innovative companies that leverage new technologies and new industry conditions to build what we believe to be strong long-term growth prospects and are trading at what we perceive to be attractive valuations. We believe it is these dynamic, thought-leading companies that may lead economic advancement over the longer term.

Thank you for your continued participation in Franklin DynaTech Fund. We look forward to serving your future investment needs.

[PHOTO OF RUPERT H. JOHNSON, JR.]

-s- Rupert H. Johnson, Jr.
Rupert H. Johnson, Jr.

[PHOTO OF MATTHEW J. MOBERG]

-s- Matthew J. Moberg
Matthew J. Moberg, CPA

Portfolio Management Team
Franklin DynaTech Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

7. The financials sector comprises capital markets and diversified financial services in the SOI.

TOP 10 HOLDINGS
Franklin DynaTech Fund
3/31/10



COMPANY                                                                         % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                                        NET ASSETS
----------------------------------------------------------------                -----------
Apple Inc.                                                                             6.2%
    COMPUTERS & PERIPHERALS, U.S.

Google Inc., A                                                                         4.1%
    INTERNET SOFTWARE & SERVICES, U.S.

Intel Corp.                                                                            3.6%
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT, U.S.

Visa Inc., A                                                                           3.3%
    IT SERVICES, U.S.

Teva Pharmaceutical Industries Ltd., ADR                                               3.2%
    PHARMACEUTICALS, ISRAEL

FMC Technologies Inc.                                                                  2.8%
    ENERGY EQUIPMENT & SERVICES, U.S.

Amazon.com Inc.                                                                        2.4%
    INTERNET & CATALOG RETAIL, U.S.

Hewlett-Packard Co.                                                                    2.3%
    COMPUTERS & PERIPHERALS, U.S.

Celgene Corp.                                                                          2.2%
    BIOTECHNOLOGY, U.S.

Priceline.com Inc.                                                                     2.2%
    INTERNET & CATALOG RETAIL, U.S.

                                                           Semiannual Report | 7

Performance Summary as of 3/31/10

FRANKLIN DYNATECH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION


CLASS A (SYMBOL: FKDNX)                                CHANGE     3/31/10    9/30/09
-----------------------                                ------     -------    -------
Net Asset Value (NAV)                                  +$3.36     $26.56     $23.20

CLASS B (SYMBOL: FDNBX)                                CHANGE     3/31/10    9/30/09
-----------------------                                ------     -------    -------
Net Asset Value (NAV)                                  +$3.04     $24.64     $21.60

CLASS C (SYMBOL: FDYNX)                                CHANGE     3/31/10    9/30/09
-----------------------                                ------     -------    -------
Net Asset Value (NAV)                                  +$3.01     $24.35     $21.34

CLASS R (SYMBOL: N/A)                                  CHANGE     3/31/10    9/30/09
---------------------                                  ------     -------    -------
Net Asset Value (NAV)                                  +$3.32     $26.45     $23.13

ADVISOR CLASS (SYMBOL: N/A)                            CHANGE     3/31/10    9/30/09
---------------------------                            ------     -------    -------
Net Asset Value (NAV)                                  +$3.41     $26.69     $23.28

8 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                      6-MONTH               1-YEAR      5-YEAR      10-YEAR
-------                                     ---------             --------    --------    ---------
Cumulative Total Return (1)                    +14.48%              +53.79%     +31.58%       +0.75%
Average Annual Total Return (2)                 +7.88%              +44.98%      +4.39%       -0.52%
Value of $10,000 Investment (3)             $  10,788             $ 14,498    $ 12,399    $   9,496
    Total Annual Operating Expenses (4)                  1.18%

CLASS B                                      6-MONTH               1-YEAR      5-YEAR      10-YEAR
-------                                     ---------             --------    --------    ---------
Cumulative Total Return (1)                    +14.07%              +52.66%     +26.76%       -5.14%
Average Annual Total Return (2)                +10.07%              +48.66%      +4.52%       -0.53%
Value of $10,000 Investment (3)             $  11,007             $ 14,866    $ 12,476    $   9,486
    Total Annual Operating Expenses (4)                  1.93%

CLASS C                                      6-MONTH               1-YEAR      5-YEAR      10-YEAR
-------                                     ---------             --------    --------    ---------
Cumulative Total Return (1)                    +14.11%              +52.66%     +26.76%       -6.50%
Average Annual Total Return (2)                +13.11%              +51.66%      +4.86%       -0.67%
Value of $10,000 Investment (3)             $  11,311             $ 15,166    $ 12,676    $   9,350
    Total Annual Operating Expenses (4)                  1.93%

CLASS R                                                           6-MONTH      1-YEAR     INCEPTION (12/1/08)
-------                                                          ---------    --------    -------------------
Cumulative Total Return (1)                                         +14.35%     +53.42%          +68.90%
Average Annual Total Return (2)                                     +14.35%     +53.42%          +48.36%
Value of $10,000 Investment (3)                                   $ 11,435    $ 15,342    $      16,890
    Total Annual Operating Expenses (4)                  1.43%

ADVISOR CLASS (5)                            6-MONTH               1-YEAR      5-YEAR      10-YEAR
-----------------                           ---------             --------    --------    ---------
Cumulative Total Return (1)                    +14.65%              +54.19%     +32.20%       +1.23%
Average Annual Total Return (2)                +14.65%              +54.19%      +5.74%       +0.12%
Value of $10,000 Investment (3)             $  11,465             $ 15,419    $ 13,220    $  10,123
    Total Annual Operating Expenses (4)                  0.93%


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO
FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                           Semiannual Report | 9

ENDNOTES

THE FUND'S INVESTMENTS IN FAST-GROWING INDUSTRIES, INCLUDING THE TECHNOLOGY AND TELECOMMUNICATIONS SECTORS (WHICH HAVE HISTORICALLY BEEN VOLATILE), COULD RESULT IN INCREASED PRICE FLUCTUATION, ESPECIALLY OVER THE SHORT TERM, DUE TO THE RAPID PACE OF PRODUCT CHANGE AND DEVELOPMENT AND CHANGES IN GOVERNMENT REGULATION OF COMPANIES EMPHASIZING SCIENTIFIC OR TECHNOLOGICAL ADVANCEMENT. THE FUND MAY ALSO INVEST IN SMALL-CAPITALIZATION COMPANIES, WHICH CAN BE PARTICULARLY SENSITIVE TO CHANGING ECONOMIC CONDITIONS, AND THEIR PROSPECTS FOR GROWTH ARE LESS CERTAIN THAN THOSE OF LARGER, MORE ESTABLISHED COMPANIES. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

5. Effective 5/15/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 5/15/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 5/14/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 5/15/08 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were -6.43% and -3.48%.

10 | Semiannual Report

Your Fund's Expenses

FRANKLIN DYNATECH FUND

As a Fund shareholder, you can incur two types of costs:

-  Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                            BEGINNING ACCOUNT    ENDING ACCOUNT   EXPENSES PAID DURING
                                              VALUE 10/1/09      VALUE 3/31/10   PERIOD* 10/1/09-3/31/10
                                            -----------------    --------------  -----------------------
CLASS A
Actual                                          $  1,000           $ 1,144.80            $  5.94
Hypothetical (5% return before expenses)        $  1,000           $ 1,019.40            $  5.59

CLASS B
Actual                                          $  1,000           $ 1,140.70            $  9.77
Hypothetical (5% return before expenses)        $  1,000           $ 1,015.81            $  9.20

CLASS C
Actual                                          $  1,000           $ 1,141.10            $  9.93
Hypothetical (5% return before expenses)        $  1,000           $ 1,015.66            $  9.35

CLASS R
Actual                                          $  1,000           $ 1,143.50            $  7.27
Hypothetical (5% return before expenses)        $  1,000           $ 1,018.15            $  6.84

ADVISOR CLASS
Actual                                          $  1,000           $ 1,146.50            $  4.60
Hypothetical (5% return before expenses)        $  1,000           $ 1,020.64            $  4.33


* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.11%; B: 1.83%; C: 1.86%; R: 1.36%; and Advisor:
0.86%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

12 | Semiannual Report

Franklin Growth Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Growth Fund seeks capital appreciation by investing substantially in equity securities of companies that are leaders in their industries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

We are pleased to bring you Franklin Growth Fund's semiannual report for the period ended March 31, 2010.

PERFORMANCE OVERVIEW

Franklin Growth Fund - Class A delivered a +14.82% cumulative total return for the six months under review. The Fund outperformed its benchmark, the Standard & Poor's 500 Index (S&P 500), which had a total return of +11.75% for the same period. (1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 16.

INVESTMENT STRATEGY

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.

                                                          Semiannual Report | 13

PORTFOLIO BREAKDOWN
Franklin Growth Fund
Based on Total Net Assets as of 3/31/10

Capital Goods                                                                         22.8%
Technology Hardware & Equipment                                                       14.6%
Pharmaceuticals, Biotechnology & Life Sciences                                        13.8%
Software & Services                                                                    8.0%
Transportation                                                                         7.6%
Health Care Equipment & Services                                                       5.0%
Energy                                                                                 4.5%
Materials                                                                              2.9%
Automobiles & Components                                                               2.4%
Other                                                                                 15.2%
Short-Term Investments & Other Net Assets                                              3.2%

            MANAGER'S DISCUSSION

            Franklin Growth Fund owned shares of 149 companies at period-end. We continue to invest in a broad array of companies of all sizes and in varied industries.

            During the six months under review, the Fund's strong performance was broad-based with nearly every portfolio sector and individual stock gaining in value. Fund performance benefited considerably from the industrials, information technology and health care sectors. (2) Within industrials, notable contributors included aerospace and defense contractors Boeing and Northrop Grumman, railroad operators such as Union Pacific and Canadian National Railway, and industrial conglomerate 3M. Among information technology investments, the Fund's biggest gains stemmed mainly from computer hardware and electronic device maker Apple; Hewlett-Packard, one of the world's most comprehensive manufacturers of computer hardware, software and services; and Agilent Technologies, a manufacturer of advanced scientific and medical testing equipment. Results within the health care sector were aided by Millipore (sold by period-end) and Waters, both of which make a wide array of testing and processing products for the biotechnology and pharmaceuticals industries; Allergan, a leading manufacturer of eye care, skin care and aesthetic products, including best-selling pharmaceutical Botox; and Teleflex, which through its medical segment produces surgical instruments, medical devices and disposable supplies for hospital procedures.

            The Fund had a few detractors with a small negative impact on performance. The materials sector posted weak results, especially among companies in the chemicals and construction materials industries. Martin Marietta Materials, which produces aggregates and other raw resources used in construction, transportation and military applications; Air Products & Chemicals, which provides gases such as argon, hydrogen, nitrogen and oxygen to manufacturers and health care facilities; and Ecolab, which offers cleaning, sanitation, pest-elimination and maintenance products and services to hospitality, institutional and industrial customers, weighed on performance. In the utilities sector, the Fund's position in electric utility FPL Group also fell in value.

            2. The industrials sector comprises capital goods, commercial and professional services, and transportation in the SOI. The information technology sector comprises semiconductors and semiconductor equipment, software and services, and technology hardware and equipment in the SOI. The health care sector comprises health care equipment and services; and pharmaceuticals, biotechnology, and life sciences in the SOI.

14 | Semiannual Report

Thank you for your continued participation in Franklin Growth Fund. We look forward to serving your future investment needs.

[PHOTO OF V. JERRY PALMIERI]

-s- V. Jerry Palmieri
V. Jerry Palmieri

[PHOTO OF SERENA PERIN VINTON]

-s- Serena Perin Vinton, CFA
Serena Perin Vinton, CFA

Portfolio Management Team
Franklin Growth Fund

CFA (R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

TOP 10 HOLDINGS
Franklin Growth Fund
3/31/10




COMPANY                                                                                   % OF TOTAL
SECTOR/INDUSTRY                                                                           NET ASSETS
--------------------------------------------------------------                            ----------
Apple Inc.                                                                                   5.4%
    TECHNOLOGY HARDWARE & EQUIPMENT

General Dynamics Corp.                                                                       2.2%
    CAPITAL GOODS

Johnson & Johnson                                                                            2.2%
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES

The Boeing Co.                                                                               2.1%
    CAPITAL GOODS

International Business Machines Corp.                                                        2.1%
    TECHNOLOGY HARDWARE & EQUIPMENT

3M Co.                                                                                       2.0%
    CAPITAL GOODS

Cisco Systems Inc.                                                                           2.0%
    TECHNOLOGY HARDWARE & EQUIPMENT

Northrop Grumman Corp.                                                                       1.9%
    CAPITAL GOODS

Allergan Inc.                                                                                1.8%
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES

United Technologies Corp.                                                                    1.8%
    CAPITAL GOODS

                                                          Semiannual Report | 15

Performance Summary as of 3/31/10

FRANKLIN GROWTH FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION


CLASS A (SYMBOL: FKGRX)                                         CHANGE     3/31/10     9/30/09
-----------------------                                        --------    --------    --------
Net Asset Value (NAV)                                          +$  5.10    $  41.58    $  36.48
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                                    $ 0.2820

CLASS B (SYMBOL: FKGBX)                                         CHANGE     3/31/10     9/30/09
-----------------------                                        --------    --------    --------
Net Asset Value (NAV)                                          +$  5.01    $  39.94    $  34.93
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                                    $ 0.0257

CLASS C (SYMBOL: FRGSX)                                         CHANGE     3/31/10     9/30/09
-----------------------                                        --------    --------    --------
Net Asset Value (NAV)                                          +$  4.90    $  39.51    $  34.61
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                                    $ 0.0672

CLASS R (SYMBOL: FGSRX)                                         CHANGE     3/31/10     9/30/09
-----------------------                                        --------    --------    --------
Net Asset Value (NAV)                                          +$  5.09    $  41.46    $  36.37
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                                    $ 0.2255

ADVISOR CLASS (SYMBOL: FCGAX)                                   CHANGE     3/31/10     9/30/09
-----------------------------                                  --------    --------    --------
Net Asset Value (NAV)                                          +$  5.07    $  41.60    $  36.53
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                                    $ 0.3576

16 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                     6-MONTH              1-YEAR     5-YEAR     10-YEAR
-------                                    ---------            --------   --------   ---------
Cumulative Total Return (1)                   +14.82%             +56.76%    +28.68%     +25.88%
Average Annual Total Return (2)                +8.21%             +47.75%     +3.94%      +1.72%
Value of $10,000 Investment (3)            $  10,821            $ 14,775   $ 12,129   $  11,864
    Total Annual Operating Expenses (4)                  1.00%

CLASS B                                     6-MONTH              1-YEAR     5-YEAR     10-YEAR
-------                                    ---------            --------   --------   ---------
Cumulative Total Return (1)                   +14.42%             +55.64%    +23.93%     +18.59%
Average Annual Total Return (2)               +10.42%             +51.64%     +4.05%      +1.72%
Value of $10,000 Investment (3)            $  11,042            $ 15,164   $ 12,193   $  11,859
    Total Annual Operating Expenses (4)                  1.75%

CLASS C                                     6-MONTH              1-YEAR     5-YEAR     10-YEAR
-------                                    ---------            --------   --------   ---------
Cumulative Total Return (1)                   +14.43%             +55.63%    +23.96%     +16.82%
Average Annual Total Return (2)               +13.43%             +54.63%     +4.39%      +1.57%
Value of $10,000 Investment (3)            $  11,343            $ 15,463   $ 12,396   $  11,682
    Total Annual Operating Expenses (4)                  1.75%

CLASS R                                     6-MONTH              1-YEAR     5-YEAR    INCEPTION (1/1/02)
-------                                    ---------            --------   --------   ------------------
Cumulative Total Return (1)                   +14.70%             +56.37%    +27.09%        +33.03%
Average Annual Total Return (2)               +14.70%             +56.37%     +4.91%         +3.52%
Value of $10,000 Investment (3)            $  11,470            $ 15,637   $ 12,709   $     13,303
    Total Annual Operating Expenses (4)                  1.25%

ADVISOR CLASS                               6-MONTH             1-YEAR      5-YEAR     10-YEAR
-------------                              ---------            --------   --------   ---------
Cumulative Total Return (1)                   +14.98%             +57.15%    +30.28%     +29.03%
Average Annual Total Return (2)               +14.98%             +57.15%     +5.43%      +2.58%
Value of $10,000 Investment (3)            $  11,498            $ 15,715   $ 13,028   $  12,903
    Total Annual Operating Expenses (4)                  0.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO
FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                          Semiannual Report | 17

ENDNOTES

HISTORICALLY, THE FUND HAS FOCUSED ON LARGER COMPANIES. THE FUND MAY ALSO INVEST IN SMALL, RELATIVELY NEW AND/OR UNSEASONED COMPANIES, WHICH INVOLVES ADDITIONAL RISKS, AS THE PRICES OF THESE SECURITIES CAN BE VOLATILE, PARTICULARLY OVER THE SHORT TERM. IN ADDITION, THE FUND MAY INVEST UP TO 40% OF ITS NET ASSETS IN STOCKS OF FOREIGN COMPANIES, WHICH INVOLVE SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS AND ECONOMIC AS WELL AS POLITICAL UNCERTAINTY. THE PORTFOLIO INCLUDES INVESTMENTS IN THE TECHNOLOGY SECTOR, WHICH HAS BEEN ONE OF THE MARKET'S MOST VOLATILE SECTORS. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

18 | Semiannual Report

Your Fund's Expenses

FRANKLIN GROWTH FUND

As a Fund shareholder, you can incur two types of costs:

-  Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 19

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                            VALUE 10/1/09      VALUE 3/31/10    PERIOD* 10/1/09-3/31/10
                                          ------------------  ---------------  -------------------------
CLASS A
Actual                                          $ 1,000          $ 1,148.20              $ 5.30
Hypothetical (5% return before expenses)        $ 1,000          $ 1,020.00              $ 4.99

CLASS B
Actual                                          $ 1,000          $ 1,144.20              $ 9.25
Hypothetical (5% return before expenses)        $ 1,000          $ 1,016.31              $ 8.70

CLASS C
Actual                                          $ 1,000          $ 1,144.30              $ 9.30
Hypothetical (5% return before expenses)        $ 1,000          $ 1,016.26              $ 8.75

CLASS R
Actual                                          $ 1,000          $ 1,147.00              $ 6.64
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.75              $ 6.24

ADVISOR CLASS
Actual                                          $ 1,000          $ 1,149.80              $ 3.97
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.24              $ 3.73

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.99%; B: 1.73%; C: 1.74%; R: 1.24%; and Advisor:
0.74%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

20 | Semiannual Report

Franklin Income Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Income Fund seeks to maximize income while maintaining prospects for capital appreciation by investing, under normal market conditions, in a diversified portfolio of debt and equity securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This semiannual report for Franklin Income Fund covers the period ended March 31, 2010.

PERFORMANCE OVERVIEW

Franklin Income Fund - Class A delivered a +9.47% cumulative total return for the six months under review. The Fund underperformed its equity benchmark, the Standard & Poor's 500 Index (S&P 500), which posted a total return of +11.75%; outperformed its fixed income benchmark, the Barclays Capital (BC) U.S. Aggregate Index, which returned +1.99%; and outperformed its peers as measured by the Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average, which had a +7.05% total return, for the same period. (1) You can find the Fund's long-term performance data in the Performance Summary beginning on page 25.

1. Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The BC U.S. Aggregate Index is a market capitalization-weighted index representing the U.S. investment-grade, fixed-rate, taxable bond market with index components for government and corporate, mortgage pass-through and asset-backed securities. All issues included are SEC registered, taxable, dollar denominated and nonconvertible, must have at least one year to final maturity and must be rated investment grade (Baa3/BBB-/BBB- or higher) by Moody's, Standard & Poor's or Fitch, respectively.

Source: Lipper Inc. The Lipper Mixed-Asset Target Allocation Moderate Funds Classification Average is calculated by averaging the total returns of all funds within the Lipper Mixed-Asset Target Allocation Moderate Funds classification in the Lipper Open-End underlying funds universe. Lipper Mixed-Asset Target Allocation Moderate Funds are defined as funds that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash and cash equivalents. For the six-month period ended 3/31/10, there were 557 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these and other factors had been considered.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 72.

                                                          Semiannual Report | 21

DIVIDEND DISTRIBUTIONS*
Franklin Income Fund
10/1/09-3/31/10

                            DIVIDEND PER SHARE (CENTS)
          -------------------------------------------------------------
MONTH     CLASS A  CLASS B  CLASS B1**  CLASS C  CLASS R  ADVISOR CLASS
-----     -------  -------  ----------  -------  -------  -------------
October    1.25     1.10       1.16       1.17     1.19       1.27
November   1.25     1.10       1.16       1.17     1.19       1.27
December   1.25     1.11       1.13       1.16     1.19       1.28
January    1.25     1.11       1.13       1.16     1.19       1.28
February   1.20     1.06       1.08       1.11     1.14       1.23
March      1.20     1.05       1.08       1.11     1.14       1.23
-----------------------------------------------------------------------
TOTAL      7.40     6.53       6.74       6.88     7.04       7.56

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

** On November 1, 2001, the Fund closed Class B to new investors and changed the name to Class B1; a new Class B became available to investors.

INVESTMENT STRATEGY

By generally performing independent analysis of debt, convertible and equity securities, we search for undervalued or out-of-favor securities we believe offer opportunities for income today and significant growth tomorrow. We consider such factors as a company's experience and managerial strength; its responsiveness to changes in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage and earnings.

MANAGER'S DISCUSSION

During the period under review, the Fund's two major components, high yield bonds and electric utility stocks, had mixed results. High yield bonds performed well as indicated by the Credit Suisse (CS) High Yield Index's +10.99% return.(2) In contrast, electric utility stocks had lackluster performance as measured by the S&P 500 Utilities Index's +3.47% return. (3)

2. Source: (C) 2010 Morningstar. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar-denominated high yield debt market.

3. Source: (C) 2010 Morningstar. The S&P 500 Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500.

The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

22 | Semiannual Report

The 10-year Treasury note declined and caused yields to increase from 3.31% to 3.84% over the period. Continued credit spread contraction, however, lifted corporate bond performance, and the investment-grade and high yield categories had positive returns. Investment-grade spreads declined from 218 basis points (bps; 100 bps equal one percentage point) to 150 bps, while high yield spreads declined from 764 bps to 591 bps.(4) The average yield to maturity for investment-grade and high yield corporate bonds fell to 4.49% and 8.48%.(4)

Within fixed income, Ford Motor Credit Company bonds generated strong results, driven by a recovery in global automotive sales and the company's improved access to capital markets. During the period, independent credit rating agencies Moody's Investors Service and S&P each upgraded the company's credit ratings to B1+ and B-/Stable. Despite continued weakness in natural gas and power markets, the Fund's position in Energy Future Holdings performed well, largely due to improved high yield bond performance.

During the period, we took profits in several investment-grade corporate bonds due to our concerns about rising long-term interest rates. Many of these holdings were trading at substantial premiums to par value. We eliminated positions in Allied Waste North America, American Express, Morgan Stanley, and Freeport-McMoRan Copper & Gold. As a result, our overall exposure to fixed income securities declined from 66.4% of total net assets on September 30, 2009, to 61.0% on March 31, 2010. The Fund's exposure to equity securities holdings rose from 32.4% of total net assets to 37.3% over the same period. This increase was largely due to strong appreciation from several existing positions, additions to some existing holdings and the initiation of several new positions.

Several existing equity holdings generated above-market returns, including health care company Merck & Co., integrated electric utility company Dominion Resources and global integrated oil and gas company ConocoPhillips.

We focused on adding equity holdings that we believed offered attractive dividend yields, traded at attractive valuations and could provide dividend growth. In general, these holdings were large-capitalization, high-quality, investment-grade companies with strong balance sheets. We initiated new positions in discount retailer Target, food and beverage company PepsiCo and integrated major oil company Exxon Mobil. We added to existing positions in mobile telecommunications company Vodafone Group, major integrated oil company ConocoPhillips and electric utility company The Southern Company.

PORTFOLIO BREAKDOWN
Franklin Income Fund
Based on Total Net Assets as of 3/31/10

Consumer Discretionary Bonds                                                      14.3%
Utilities Stocks                                                                  11.7%
Energy Bonds                                                                      10.0%
Financials Stocks                                                                  8.6%
Health Care Bonds                                                                  6.9%
Utilities Bonds                                                                    6.9%
Financials Bonds                                                                   6.6%
Energy Stocks                                                                      6.2%
Industrials Bonds                                                                  6.1%
Information Technology Bonds                                                       5.1%
Health Care Stocks                                                                 2.8%
Materials Bonds                                                                    2.4%
Consumer Discretionary Stocks                                                      2.3%
Telecommunication Services Stocks                                                  2.2%
Other Bonds                                                                        2.7%
Other Stocks                                                                       3.5%
Short-Term Investments & Other Net Assets                                          1.7%

4. Sources: Barclays Capital; Credit Suisse.

                                                          Semiannual Report | 23

TOP 5 EQUITY HOLDINGS
Franklin Income Fund
3/31/10

COMPANY                                                                     % OF TOTAL
SECTOR/INDUSTRY                                                             NET ASSETS
---------------------------------                                           ----------
Bank of America Corp.                                                             2.5%
 FINANCIALS

Wells Fargo & Co.                                                                 2.2%
 FINANCIALS

Exxon Mobil Corp.                                                                 1.7%
 ENERGY MINERALS

Merck & Co. Inc.                                                                  1.6%
 HEALTH TECHNOLOGY

Canadian Oil Sands Trust (Canada)                                                 1.5%
 ENERGY

TOP 5 BOND HOLDINGS*
Franklin Income Fund
3/31/10

COMPANY                                                                     % OF TOTAL
SECTOR/INDUSTRY                                                             NET ASSETS
---------------------------------------                                     ----------
Ford Motor Credit Co. LLC                                                         3.8%
 CONSUMER DISCRETIONARY

Tenet Healthcare Corp.                                                            2.5%
 HEALTH CARE

HCA Inc.                                                                          2.3%
 HEALTH CARE

Freescale Semiconductor Inc.                                                      2.0%
 INFORMATION TECHNOLOGY

Texas Competitive Electric Holdings Co.                                           1.9%
 UTILITIES

*  Does not include convertible bonds.

Detractors from performance during the period included electric utility stocks, which languished largely due to continued weakness in domestic natural gas and power prices. Several Fund holdings underperformed the broad S&P Utilities Index, including FirstEnergy and Public Service Enterprise Group.

Thank you for your continued participation in Franklin Income Fund. We look forward to serving your future investment needs.

[PHOTO OF EDWARD PERKS]

-s- Edward Perks
Edward Perks, CFA

[PHOTO OF CHARLES B. JOHNSON]

-s- Charles B. Johnson
Charles B. Johnson

Portfolio Management Team
Franklin Income Fund

CFA (R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

24 | Semiannual Report

Performance Summary as of 3/31/10

FRANKLIN INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKINX)                        CHANGE   3/31/10   9/30/09
----------------------------------             -------  --------  -------
Net Asset Value (NAV)                          +$ 0.11   $ 2.10    $ 1.99
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                     $ 0.0740

CLASS B (SYMBOL: FBICX)                       CHANGE   3/31/10   9/30/09
----------------------------------            -------  --------  -------
Net Asset Value (NAV)                         +$ 0.11   $ 2.09    $ 1.98
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                     $ 0.0653

CLASS B1 (SYMBOL: FICBX)                      CHANGE   3/31/10   9/30/09
----------------------------------            -------  --------  -------
Net Asset Value (NAV)                          +$0.11    $ 2.10   $ 1.99
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                     $ 0.0674

CLASS C (SYMBOL: FCISX)                        CHANGE   3/31/10   9/30/09
----------------------------------             -------  --------  -------
Net Asset Value (NAV)                           +$0.12    $ 2.12   $ 2.00
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                      $ 0.0688

CLASS R (SYMBOL: FISRX)                         CHANGE   3/31/10   9/30/09
----------------------------------              -------  --------  -------
Net Asset Value (NAV)                           +$0.11    $ 2.07    $ 1.96
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                      $ 0.0704

ADVISOR CLASS (SYMBOL: FRIAX)                   CHANGE   3/31/10   9/30/09
----------------------------------              -------  --------  -------
Net Asset Value (NAV)                            +$0.11    $ 2.09   $ 1.98
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                      $ 0.0756

                                                          Semiannual Report | 25

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B/B1: CONTINGENT DEFERRED SALES CHARGE
(CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS
C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                                         6-MONTH           1-YEAR    5-YEAR    10-YEAR
---------------------------------------                        ---------         --------  --------  ---------
Cumulative Total Return (1)                                       +9.47%          +46.67%   +25.38%   +116.78%
Average Annual Total Return (2)                                   +4.73%          +40.33%    +3.71%     +7.60%
Value of $10,000 Investment (3)                                 $10,473          $14,033   $11,999    $20,796
 Distribution Rate (4)                                                    6.58%
 30-Day Standardized Yield (5)                                            5.95%
 Total Annual Operating Expenses (6)                                      0.68%

CLASS B                                                         6-MONTH           1-YEAR    5-YEAR   INCEPTION (11/1/01)
---------------------------------------                        ---------         --------  --------  --------------------
Cumulative Total Return (1)                                       +9.04%          +45.77%   +20.25%         +72.67%
Average Annual Total Return (2)                                   +5.04%          +41.77%    +3.46%          +6.71%
Value of $10,000 Investment (3)                                 $10,504          $14,177   $11,854         $17,267
 Distribution Rate (4)                                                    6.03%
 30-Day Standardized Yield (5)                                            5.38%
 Total Annual Operating Expenses (6)                                      1.53%

CLASS B1                                                        6-MONTH           1-YEAR    5-YEAR    10-YEAR
---------------------------------------                        ---------         --------  --------  ---------
Cumulative Total Return (1)                                       +9.11%          +45.89%   +22.18%   +108.23%
Average Annual Total Return (2)                                   +5.11%          +41.89%    +3.79%     +7.61%
Value of $10,000 Investment (3)                                 $10,511          $14,189   $12,047    $20,823
 Distribution Rate (4)                                                    6.17%
 30-Day Standardized Yield (5)                                            5.71%
 Total Annual Operating Expenses (6)                                      1.17%

CLASS C                                                         6-MONTH           1-YEAR    5-YEAR    10-YEAR
---------------------------------------                        ---------         --------  --------  ---------
Cumulative Total Return (1)                                       +9.64%          +46.33%   +22.64%   +106.35%
Average Annual Total Return (2)                                   +8.64%          +45.33%    +4.17%     +7.51%
Value of $10,000 Investment (3)                                 $10,864          $14,533   $12,264    $20,635
 Distribution Rate (4)                                                    6.28%
 30-Day Standardized Yield (5)                                            5.69%
 Total Annual Operating Expenses (6)                                      1.18%

CLASS R                                                         6-MONTH           1-YEAR    5-YEAR   INCEPTION (1/1/02)
---------------------------------------                        ---------         --------  --------  ------------------
Cumulative Total Return (1)                                       +9.40%          +46.10%   +22.93%         +73.36%
Average Annual Total Return (2)                                   +9.40%          +46.10%    +4.22%          +6.90%
Value of $10,000 Investment (3)                                 $10,940          $14,610   $12,293         $17,336
 Distribution Rate (4)                                                    6.61%
 30-Day Standardized Yield (5)                                            5.86%
 Total Annual Operating Expenses (6)                                      1.03%

26 | Semiannual Report

ADVISOR CLASS                             6-MONTH           1-YEAR    5-YEAR    10-YEAR
-------------------------------------    ---------         --------  --------  ---------
Cumulative Total Return (1)                 +9.60%          +47.20%   +26.46%   +119.77%
Average Annual Total Return (2)             +9.60%          +47.20%    +4.81%     +8.19%
Value of $10,000 Investment (3)           $10,960          $14,720   $12,646    $21,977
 Distribution Rate (4)                              7.06%
 30-Day Standardized Yield (5)                      6.34%
 Total Annual Operating Expenses (6)                0.53%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO
FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

ENDNOTES

THE FUND'S PORTFOLIO INCLUDES A SUBSTANTIAL PORTION OF HIGHER YIELDING, LOWER RATED CORPORATE BONDS BECAUSE OF THE RELATIVELY HIGHER YIELDS THEY OFFER. THESE SECURITIES CARRY A GREATER DEGREE OF CREDIT RISK RELATIVE TO INVESTMENT-GRADE SECURITIES. THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE MORE DRAMATICALLY OVER THE SHORTER TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS B1
(formerly Class B):  Effective 11/1/01, closed to new investors.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:       Shares are available to certain eligible investors as
                     described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, B1, C, R and Advisor) per share on 3/31/10.

5. The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

                                                          Semiannual Report | 27

Your Fund's Expenses

FRANKLIN INCOME FUND

As a Fund shareholder, you can incur two types of costs:


-  Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:


1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

28 | Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
                                            VALUE 10/1/09      VALUE 3/31/10   PERIOD* 10/1/09-3/31/10
                                          ------------------  ---------------  -------------------------
CLASS A
Actual                                          $ 1,000          $ 1,094.70              $ 3.39
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.69              $ 3.28

CLASS B
Actual                                          $ 1,000          $ 1,090.40              $ 7.77
Hypothetical (5% return before expenses)        $ 1,000          $ 1,017.50              $ 7.49

CLASS B1
Actual                                          $ 1,000          $ 1,091.10              $ 5.94
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.25              $ 5.74

CLASS C
Actual                                          $ 1,000          $ 1,096.40              $ 6.01
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.20              $ 5.79

CLASS R
Actual                                          $ 1,000          $ 1,094.00              $ 5.22
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.95              $ 5.04

ADVISOR CLASS
Actual                                          $ 1,000          $ 1,096.00              $ 2.61
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.44              $ 2.52

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.65%; B: 1.49%; B1: 1.14%; C: 1.15%; R: 1.00%;
Advisor: 0.50%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

                                                          Semiannual Report | 29

Franklin U.S. Government Securities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin U.S. Government Securities Fund seeks income by investing at least 80% of its net assets in U.S. government securities. The Fund presently invests its assets predominantly in Government National Mortgage Association obligations (Ginnie Maes).

Since 1983, the Fund has invested substantially in Ginnie Mae securities, which carry a guarantee backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal.(1) Issued by the Government National Mortgage Association (GNMA), Ginnie Maes have been among the highest yielding U.S. government obligations available.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin U.S. Government Securities Fund
Based on Total Net Assets as of 3/31/10

[PIE CHART]

-  GNMA                                                                    97.9%
-  Short-Term Investments & Other Net Assets                                2.1%

This semiannual report for Franklin U.S. Government Securities Fund covers the period ended March 31, 2010.

PERFORMANCE OVERVIEW

Franklin U.S. Government Securities Fund - Class A posted a +2.05% cumulative total return for the six months under review. The Fund under-performed the +2.66% total return of its peers as measured by the Lipper GNMA Funds Classification Average.(2) In comparison, the Barclays Capital (BC) U.S. )Government: Intermediate Index returned +0.70% for the same

1. Securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payment of principal and interest. The Fund's yield and share price are not guaranteed and will vary with market conditions.

2. Source: Lipper Inc. The Lipper GNMA Funds Classification Average is calculated by averaging the total return for all funds within the Lipper GNMA Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper GNMA Funds are defined as funds that invest primarily in GNMA securities. For the six-month period ended 3/31/10, there were 66 funds in this category. Lipper calculations do not include sales charges or expense subsidization by a fund's manager. The Fund's performance relative to the average may have differed if these or other factors had been considered. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 91.

30 | Semiannual Report

DIVIDEND DISTRIBUTIONS*
Franklin U.S. Government Securities Fund
10/1/09-3/31/10

                                        DIVIDEND PER SHARE
          ------------------------------------------------------------------------
MONTH       CLASS A         CLASS B          CLASS C      CLASS R    ADVISOR CLASS
--------  -----------  ------------------  ----------  ------------  -------------
October    2.39 cents          2.10 cents   2.13 cents   2.20 cents     2.47 cents
November   2.39 cents          2.10 cents   2.13 cents   2.20 cents     2.47 cents
December   2.21 cents          1.92 cents   1.92 cents   2.00 cents     2.29 cents
January    2.21 cents          1.92 cents   1.92 cents   2.00 cents     2.29 cents
February   2.21 cents          1.92 cents   1.92 cents   2.00 cents     2.29 cents
March      2.21 cents          1.91 cents   1.93 cents   2.00 cents     2.28 cents
----------------------------------------------------------------------------------
TOTAL     13.62 CENTS         11.87 CENTS  11.95 CENTS  12.40 CENTS    14.09 CENTS

* All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

period.(3) The Fund's return reflects the effect of management fees and expenses, while the BC U.S. Government: Intermediate Index does not have such costs. You can find the Fund's long-term performance data in the Performance Summary beginning on page 34.

INVESTMENT STRATEGY

We currently invest the Fund's assets predominantly in GNMA (Ginnie Mae) obligations. We analyze securities using proprietary models to help us identify attractive investment opportunities. The Fund's short-term investments may include short-term government securities and cash or cash equivalents.

MANAGER'S DISCUSSION

During the reporting period, GNMA mortgage-backed securities (MBS) remained relatively attractive in the recent environment as the GNMA current coupon yielded 4.38% at period-end, an income opportunity over 5- and 10-year Treasuries, which yielded 2.55% and 3.84%.

3. Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The BC U.S.
Government: Intermediate Index is the intermediate component of the BC U.S. Government Index. The index includes public obligations of the U.S. Treasury with at least one year to final maturity and publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government. The index is unmanaged and includes reinvestment of any income or distributions. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

                                                          Semiannual Report | 31

     The Federal Reserve Board's MBS purchase program supported the agency MBS market but was concluded at period-end. We believe less favorable technical conditions and higher volatility for the sector could arise due to a possible lack of consistent investor demand. Despite periods of volatility during the period, the MBS market continued to deliver the positive performance it has exhibited since the MBS purchase program was announced at the end of November 2008. Prepayment risk for higher coupon MBS remained restrained as stagnant home prices, loss of home equity and tighter underwriting standards lessened prepayment activity.

     Over the period, GNMA MBS and Fannie Mae (FNMA) outperformed comparable U.S. Treasuries and their conventional Freddie Mac (FHLMC) MBS counterparts. Within the sector, higher coupon GNMAs (6.5%) were the best performers, followed by their mid-coupon counterparts (5.0%-6.0%), while lower coupons (4.0% and 4.5%) lagged. Mid-coupon GNMA I securities (comprising single-issuer pools) generally outperformed comparable GNMA II securities (comprising multiple-issuer pools). We slightly decreased the Fund's allocation to GNMA II securities, as we felt GNMA I securities offered better value on a historical price spread basis. We increased the Fund's allocation to some lower and mid-coupon MBS (4.5% and 5.0%). Our heaviest allocation was in 5.0% through 6.0% coupon securities.

     Franklin U.S. Government Securities Fund takes a consistent and disciplined approach and invests in GNMA mortgage pass-throughs, which remained the only MBS backed by the full faith and credit of the U.S. government.(1) The Fund took a collateral-intensive research approach to uncover opportunities across the GNMA universe. We believe our experience and continual investment in new technologies can help us identify specified pools and individual securities that offer strong cash flow fundamentals and valuations.

32 | Semiannual Report

Thank you for your continued participation in Franklin U.S. Government Securities Fund. We welcome your comments and questions and look forward to serving your investment needs in the years ahead.

[PHOTO OF ROGER A. BAYSTON]

-s- Roger A. Bayston
Roger A. Bayston, CFA

[PHOTO OF PAUL VARUNOK]

-s- Paul Varunok
Paul Varunok

Portfolio Management Team
Franklin U.S. Government Securities Fund

CFA(R) is a trademark owned by CFA Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

                                                          Semiannual Report | 33

Performance Summary as of 3/31/10

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: FKUSX)                      CHANGE  3/31/10  9/30/09
---------------------------------            ------  -------  -------
Net Asset Value (NAV)                        $ 0.00   $ 6.69   $ 6.69
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                    $ 0.1362

CLASS B (SYMBOL: FUGBX)                      CHANGE  3/31/10  9/30/09
---------------------------------            ------  -------  -------
Net Asset Value (NAV)                        $ 0.00   $ 6.68   $ 6.68
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                    $ 0.1187

CLASS C (SYMBOL: FRUGX)                      CHANGE  3/31/10  9/30/09
---------------------------------            ------  -------  -------
Net Asset Value (NAV)                        $ 0.00   $ 6.66   $ 6.66
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                    $ 0.1195

CLASS R (SYMBOL: FUSRX)                      CHANGE  3/31/10  9/30/09
---------------------------------            ------  -------  -------
Net Asset Value (NAV)                        $ 0.00   $ 6.69   $ 6.69
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                    $ 0.1240

ADVISOR CLASS (SYMBOL: FUSAX)                CHANGE  3/31/10  9/30/09
---------------------------------            ------  -------  -------
Net Asset Value (NAV)                        $ 0.00   $ 6.71   $ 6.71
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                    $ 0.1409

34 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                              6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------                 --------         -------  -------  --------
Cumulative Total Return (1)                            +2.05%          +4.44%  +29.08%   +73.25%
Average Annual Total Return (2)                        -2.33%          -0.05%   +4.33%    +5.19%
 Distribution Rate (3)                                         3.79%
 30-Day Standardized Yield (4)                                 3.72%
 Total Annual Operating Expenses (5)                           0.75%

CLASS B                                              6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------                 --------         -------  -------  --------
Cumulative Total Return (1)                            +1.79%          +3.90%  +25.81%   +66.25%
Average Annual Total Return (2)                        -2.21%          -0.10%   +4.36%    +5.21%
 Distribution Rate (3)                                         3.43%
 30-Day Standardized Yield (4)                                 3.35%
 Total Annual Operating Expenses (5)                           1.26%

CLASS C                                              6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------                 --------         -------  -------  --------
Cumulative Total Return (1)                            +1.81%          +4.10%  +25.97%   +64.58%
Average Annual Total Return (2)                        +0.81%          +3.10%   +4.73%    +5.11%
 Distribution Rate (3)                                         3.48%
 30-Day Standardized Yield (4)                                 3.34%
 Total Annual Operating Expenses (5)                           1.26%

CLASS R                                              6-MONTH          1-YEAR   5-YEAR   INCEPTION (1/1/02)
------------------------------------                 --------         -------  -------  ------------------
Cumulative Total Return (1)                            +1.87%          +4.22%  +26.94%         +44.21%
Average Annual Total Return (2)                        +1.87%          +4.22%   +4.89%          +4.54%
 Distribution Rate (3)                                         3.59%
 30-Day Standardized Yield (4)                                 3.51%
 Total Annual Operating Expenses (5)                           1.11%

ADVISOR CLASS                                        6-MONTH          1-YEAR   5-YEAR   10-YEAR
------------------------------------                 --------         -------  -------  --------
Cumulative Total Return (1)                            +2.12%          +4.73%  +30.04%   +75.75%
Average Annual Total Return (2)                        +2.12%          +4.73%   +5.39%    +5.80%
 Distribution Rate (3)                                         4.08%
 30-Day Standardized Yield (4)                                 4.02%
 Total Annual Operating Expenses (5)                           0.61%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO
FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                          Semiannual Report | 35

ENDNOTES

THE FUND'S SHARE PRICE AND YIELD WILL BE AFFECTED BY INTEREST RATE MOVEMENTS AND MORTGAGE PREPAYMENTS. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:  Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. Distribution rate is based on an annualization of the respective class's March dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/10.

4. The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

5. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

36 | Semiannual Report

Your Fund's Expenses

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

As a Fund shareholder, you can incur two types of costs:

-  Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 37

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT   ENDING ACCOUNT      EXPENSES PAID DURING
                                            VALUE 10/1/09      VALUE 3/31/10    PERIOD* 10/1/09-3/31/10
                                          ------------------  ---------------   -----------------------
CLASS A
Actual                                          $ 1,000          $ 1,020.50              $ 3.58
Hypothetical (5% return before expenses)        $ 1,000          $ 1,021.39              $ 3.58

CLASS B
Actual                                          $ 1,000          $ 1,017.90              $ 6.14
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.85              $ 6.14

CLASS C
Actual                                          $ 1,000          $ 1,018.10              $ 6.19
Hypothetical (5% return before expenses)        $ 1,000          $ 1,018.80              $ 6.19

CLASS R
Actual                                          $ 1,000          $ 1,018.70              $ 5.44
Hypothetical (5% return before expenses)        $ 1,000          $ 1,019.55              $ 5.44

ADVISOR CLASS
Actual                                          $ 1,000          $ 1,021.20              $ 2.92
Hypothetical (5% return before expenses)        $ 1,000          $ 1,022.04              $ 2.92

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.71%; B: 1.22%; C: 1.23%; R: 1.08%; and Advisor:
0.58%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

38 | Semiannual Report

Franklin Utilities Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin Utilities Fund seeks both capital appreciation and current income by investing at least 80% of its net assets in public utility company securities.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PORTFOLIO BREAKDOWN
Franklin Utilities Fund
Based on Total Net Assets as of 3/31/10

Electric Utilities                                                         49.3%
Multi-Utilities                                                            38.0%
Independent Power Producers & Energy Traders                                3.7%
Oil, Gas & Consumable Fuels                                                 3.3%
Diversified Telecommunication Services                                      2.4%
Water Utilities                                                             1.7%
Short-Term Investments & Other Net Assets                                   1.6%

This semiannual report for Franklin Utilities Fund covers the period ended March 31, 2010.

PERFORMANCE OVERVIEW

Franklin Utilities Fund - Class A posted a +5.29% cumulative total return for the six months under review. The Fund underperformed its broad benchmark, the Standard & Poor's 500 Index (S&P 500), which had a total return of +11.75% for the same period. (1) However, the Fund outperformed the +3.47% total return of its narrow benchmark, the S&P 500 Utilities Index. (2) You can find the Fund's long-term performance data in the Performance Summary beginning on page 42.

INVESTMENT STRATEGY

We search for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, we look for companies producing a high percentage of earnings from regulated utility franchise operations.

MANAGER'S DISCUSSION

Investors' appetite for risk and cyclical stocks geared to an economic recovery resulted in the market's clear shift out of more defensive (non-cyclical) investment types such as utilities. In fact, utilities was one of the weakest sectors in

1. Source: (C) 2010 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

2. Source: (C) 2010 Morningstar. The S&P 500 Utilities Index is a market capitalization-weighted index that includes utility stocks in the S&P 500.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 98.

                                                          Semiannual Report | 39
the S&P 500 during the six-month review period. Nonetheless, the Fund's performance surpassed that of the S&P 500 Utilities Index, primarily due to stock selection.


TOP 10 EQUITY HOLDINGS
Franklin Utilities Fund
3/31/10

COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY                                                      NET ASSETS
-------------------------------------                               ------------
The Southern Co.                                                        4.6%
   ELECTRIC UTILITIES

Entergy Corp.                                                           4.6%
   ELECTRIC UTILITIES

Sempra Energy                                                           4.3%
   MULTI-UTILITIES

PG&E Corp.                                                              4.1%
   MULTI-UTILITIES

Exelon Corp.                                                            3.8%
   ELECTRIC UTILITIES

Public Service Enterprise Group Inc.                                    3.6%
   MULTI-UTILITIES

American Electric Power Co. Inc.                                        3.6%
   ELECTRIC UTILITIES

PPL Corp.                                                               3.4%
   ELECTRIC UTILITIES

NV Energy Inc.                                                          3.0%
   ELECTRIC UTILITIES

Edison International                                                    3.0%
   ELECTRIC UTILITIES

Most portfolio holdings posted gains during this semiannual period. Among the most significant contributors to performance were Dominion Resources, one of the largest energy producers and transporters in the U.S., with operations in five eastern states; American Electric Power (AEP), another large power generator and distributor serving more than five million customers in 11 states; and Alliant Energy, which provides regulated electric and natural gas service to approximately one million electric and 400,000 natural gas customers in the states of Iowa, Wisconsin and Minnesota. Dominion's share price increase during the period was supported by its announced sale of onshore natural gas exploration and production properties for $3.5 billion, the proceeds of which we believe could be allocated to Dominion's utility franchise. The Fund's investment in AEP was helped by increased investor appetite for electric utilities offering above-average dividend yields that also did not have significant commodity exposure. This same investor preference likely benefited Alliant Energy, which also recently passed through tariff increases in Iowa and Wisconsin that could lead to higher revenues.

Some of the Fund's largest detractors from performance were electric utilities FirstEnergy, which serves a region including Ohio, Pennsylvania and New Jersey; and Exelon, which operates in northern Illinois and southeastern Pennsylvania. The Fund's holdings in electric utility PPL, which operates power distribution networks in Pennsylvania and the U.K., was another detractor. Declining electricity and natural gas prices throughout the reporting period continued to cause a potential hindrance to these companies' profitability, as they sell significant volumes of power at market-based pricing.

40 | Semiannual Report

Thank you for your continued participation in Franklin Utilities Fund. We look forward to serving your future investment needs.

[PHOTO OF JOHN C. KOHLI]

-s- John C. Kohli
John C. Kohli, CFA

[PHOTO OF J. BLAIR SCHMICKER]

-s- J. Blair Schmicker
J. Blair Schmicker, CFA

Portfolio Management Team
Franklin Utilities Fund

CFA(R) and Chartered Financial Analyst(R)are trademarks owned by CFA
Institute.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2010, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

J. BLAIR SCHMICKER assumed portfolio manager responsibilities for Franklin Utilities Fund in February 2010. He specializes in equity research analysis of the utilities and industrials sectors. His primary research coverage includes the integrated utility, capital goods, alternative energy and construction industries.

Prior to joining Franklin Templeton Investments in 2007, Mr. Schmicker worked as an associate at Aetos Capital and as an analyst at Credit Suisse.

Mr. Schmicker received an M.B.A. from The Wharton School, and a B.A. in economics and mathematics from Dartmouth College. Mr. Schmicker is a Chartered Financial Analyst (CFA) Charterholder and a member of the CFA Institute.

                                                          Semiannual Report | 41

Performance Summary as of 3/31/10

FRANKLIN UTILITIES FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION


CLASS A (SYMBOL: FKUTX)                                CHANGE    3/31/10    9/30/09
--------------------------------------                -------    -------    -------
Net Asset Value (NAV)                                 +$ 0.16    $ 10.90    $ 10.74
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                           $ 0.2400
Long-Term Capital Gain                    $ 0.1618
   TOTAL                                  $ 0.4018

CLASS B (SYMBOL: FRUBX)                                CHANGE    3/31/10    9/30/09
--------------------------------------                -------    -------    -------
Net Asset Value (NAV)                                 +$ 0.16    $ 10.90    $ 10.74
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                           $ 0.2125
Long-Term Capital Gain                    $ 0.1618
   TOTAL                                  $ 0.3743

CLASS C (SYMBOL: FRUSX)                                CHANGE    3/31/10    9/30/09
--------------------------------------                -------    -------    -------
Net Asset Value (NAV)                                 +$ 0.15    $ 10.86    $ 10.71
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                           $ 0.2140
Long-Term Capital Gain                    $ 0.1618
   TOTAL                                  $ 0.3758

CLASS R (SYMBOL: FRURX)                                CHANGE    3/31/10    9/30/09
--------------------------------------                -------    -------    -------
Net Asset Value (NAV)                                 +$ 0.16    $ 10.87    $ 10.71
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                           $ 0.2221
Long-Term Capital Gain                    $ 0.1618
   TOTAL                                  $ 0.3839

ADVISOR CLASS (SYMBOL: FRUAX)                          CHANGE    3/31/10    9/30/09
--------------------------------------                -------    -------    -------
Net Asset Value (NAV)                                 +$ 0.16    $ 10.95    $ 10.79
DISTRIBUTIONS (10/1/09-3/31/10)
Dividend Income                           $ 0.2482
Long-Term Capital Gain                    $ 0.1618
   TOTAL                                  $ 0.4100

42 | Semiannual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.


CLASS A                                               6-MONTH              1-YEAR     5-YEAR     10-YEAR
--------------------------------------                --------            --------   --------   ---------
Cumulative Total Return (1)                              +5.29%             +24.23%    +29.31%    +123.01%
Average Annual Total Return (2)                          +0.79%             +18.98%     +4.36%      +7.88%
Value of $10,000 Investment (3)                       $ 10,079            $ 11,898   $ 12,379   $  21,355
   Distribution Rate (4)                                          3.69%
   30-Day Standardized Yield (5)                                  3.40%
   Total Annual Operating Expenses (6)                            0.80%

CLASS B                                               6-MONTH              1-YEAR     5-YEAR     10-YEAR
--------------------------------------                --------            --------   --------   ---------
Cumulative Total Return (1)                              +5.02%             +23.61%    +26.09%    +114.01%
Average Annual Total Return (2)                          +1.02%             +19.61%     +4.42%      +7.91%
Value of $10,000 Investment (3)                       $ 10,102            $ 11,961   $ 12,414   $  21,401
   Distribution Rate (4)                                          3.32%
   30-Day Standardized Yield (5)                                  3.06%
   Total Annual Operating Expenses (6)                            1.30%

CLASS C                                               6-MONTH              1-YEAR     5-YEAR     10-YEAR
--------------------------------------                --------            --------   --------   ---------
Cumulative Total Return (1)                              +4.96%             +23.60%    +26.02%    +111.94%
Average Annual Total Return (2)                          +3.96%             +22.60%     +4.73%      +7.80%
Value of $10,000 Investment (3)                       $ 10,396            $ 12,260   $ 12,602   $  21,194
   Distribution Rate (4)                                          3.37%
   30-Day Standardized Yield (5)                                  3.05%
   Total Annual Operating Expenses (6)                            1.30%

CLASS R                                               6-MONTH              1-YEAR     5-YEAR    INCEPTION (1/1/02)
--------------------------------------                --------            --------   --------   ------------------
Cumulative Total Return (1)                              +5.13%             +23.76%    +27.03%     +67.22%
Average Annual Total Return (2)                          +5.13%             +23.76%     +4.90%      +6.44%
Value of $10,000 Investment (3)                       $ 10,513            $ 12,376   $ 12,703   $  16,722
   Distribution Rate (4)                                          3.51%
   30-Day Standardized Yield (5)                                  3.20%
   Total Annual Operating Expenses (6)                            1.15%

ADVISOR CLASS                                         6-MONTH              1-YEAR     5-YEAR     10-YEAR
--------------------------------------                --------            --------   --------   ---------
Cumulative Total Return (1)                              +5.34%             +24.27%    +30.21%    +126.03%
Average Annual Total Return (2)                          +5.34%             +24.27%     +5.42%      +8.50%
Value of $10,000 Investment (3)                       $ 10,534            $ 12,427   $ 13,021   $  22,603
   Distribution Rate (4)                                          3.99%
   30-Day Standardized Yield (5)                                  3.70%
   Total Annual Operating Expenses (6)                            0.65%


PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, GO TO
FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

                                                         Semiannual Report | 43

ENDNOTES

IN ADDITION TO SENSITIVITY TO OTHER FACTORS, SECURITIES ISSUED BY UTILITY COMPANIES HAVE BEEN HISTORICALLY SENSITIVE TO INTEREST RATE CHANGES. WHEN INTEREST RATES FALL, UTILITY SECURITIES PRICES, AND THUS A UTILITIES FUND'S SHARE PRICE, TEND TO RISE; WHEN INTEREST RATES RISE, THEIR PRICES GENERALLY FALL. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.


CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. Distribution rate is based on an annualization of the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 3/31/10.

5. The 30-day standardized yield for the 30 days ended 3/31/10 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate (which reflects the Fund's past dividends paid to shareholders) or the income reported in the Fund's financial statements.

6. Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

44 | Semiannual Report

Your Fund's Expenses

FRANKLIN UTILITIES FUND

As a Fund shareholder, you can incur two types of costs:

-  Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1. Divide your account value by $1,000.

   IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

   IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

                                                          Semiannual Report | 45

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                             BEGINNING ACCOUNT    ENDING ACCOUNT     EXPENSES PAID DURING
                                               VALUE 10/1/09       VALUE 3/31/10    PERIOD* 10/1/09-3/31/10
                                             -----------------    --------------    -----------------------
CLASS A
Actual                                            $ 1,000           $ 1,052.90             $ 4.04
Hypothetical (5% return before expenses)          $ 1,000           $ 1,020.99             $ 3.98

CLASS B
Actual                                            $ 1,000           $ 1,050.20             $ 6.54
Hypothetical (5% return before expenses)          $ 1,000           $ 1,018.55             $ 6.44

CLASS C
Actual                                            $ 1,000           $ 1,049.60             $ 6.59
Hypothetical (5% return before expenses)          $ 1,000           $ 1,018.50             $ 6.49

CLASS R
Actual                                            $ 1,000           $ 1,051.30             $ 5.83
Hypothetical (5% return before expenses)          $ 1,000           $ 1,019.25             $ 5.74

ADVISOR CLASS
Actual                                            $ 1,000           $ 1,053.40             $ 3.28
Hypothetical (5% return before expenses)          $ 1,000           $ 1,021.74             $ 3.23

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.79%; B: 1.28%; C: 1.29%; R: 1.14%; and Advisor:
0.64%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

46 | Semiannual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN DYNATECH FUND

                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2010                      YEAR ENDED SEPTEMBER 30,
                                                    (UNAUDITED)      2009        2008          2007          2006          2005
                                                  ----------------------------------------------------------------------------------
CLASS A

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............ $     23.20      $   24.87   $   32.33     $   25.80     $   24.98    $   22.01
                                                  ----------------------------------------------------------------------------------
Income from investment operations (a):

   Net investment income (loss) (b) .............       (0.06)         (0.06)      (0.08)        (0.08)        (0.05)       (0.01)

   Net realized and unrealized gains (losses) ...        3.42          (0.03)      (6.67)         6.61          0.87         2.98
                                                  ----------------------------------------------------------------------------------
Total from investment operations ................        3.36          (0.09)      (6.75)         6.53          0.82         2.97
                                                  ----------------------------------------------------------------------------------
Less distributions from net realized gains ......          --          (1.58)      (0.71)           --            --           --
                                                  ---------------------------------------------------------------------------------
Redemption fees (c) .............................          --             --          --(d)         --(d)         --(d)        --(d)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................. $     26.56      $   23.20   $   24.87     $   32.33     $   25.80    $   24.98
                                                  ==================================================================================

Total return (e) ................................       14.48%          2.71%     (21.36)%       25.31%         3.28%       13.49%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ....................................        1.11%          1.16%       0.97%         0.99%         0.97%        1.00%

Net investment income (loss) ....................       (0.49)%        (0.34)%     (0.26)%       (0.30)%       (0.20)%      (0.02)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ............... $   571,136      $ 503,472   $ 388,843     $ 553,347     $ 590,633    $ 628,732

Portfolio turnover rate .........................       19.11%         46.05%      41.01%        18.03%        18.61%       17.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 47

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2010                      YEAR ENDED SEPTEMBER 30,
                                                    (UNAUDITED)      2009        2008          2007         2006         2005
                                                  ----------------------------------------------------------------------------------
CLASS B

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............ $      21.60     $   23.48   $   30.78     $   24.75     $   24.15    $   21.43
                                                  ----------------------------------------------------------------------------------
Income from investment operations (a) :

   Net investment income (loss) (b) .............        (0.14)        (0.19)      (0.29)        (0.28)        (0.23)       (0.18)

   Net realized and unrealized gains (losses) ...         3.18         (0.11)      (6.30)         6.31          0.83         2.90
                                                  ----------------------------------------------------------------------------------
Total from investment operations ................         3.04         (0.30)      (6.59)         6.03          0.60         2.72
                                                  ----------------------------------------------------------------------------------
Less distributions from net realized gains ......           --         (1.58)      (0.71)           --            --           --
                                                  ----------------------------------------------------------------------------------
Redemption fees (c) .............................           --            --          --(d)         --(d)         --(d)        --(d)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................. $      24.64     $   21.60   $   23.48     $   30.78     $   24.75    $   24.15
                                                  =================================================================================

Total return (e) ................................        14.07%         1.96%     (21.96)%       24.36%         2.48%       12.69%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ....................................         1.83%         1.91%       1.73%         1.75%         1.72%        1.74%

Net investment income (loss) ....................        (1.21)%       (1.09)%     (1.02)%       (1.06)%       (0.95)%      (0.76)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ............... $     12,730     $  13,682   $  10,704     $  16,625     $  18,718    $  19,497

Portfolio turnover rate .........................        19.11%        46.05%      41.01%        18.03%        18.61%       17.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

48 | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                  SIX MONTHS ENDED
                                                   MARCH 31, 2010                    YEAR ENDED SEPTEMBER 30,
                                                    (UNAUDITED)      2009        2008           2007         2006         2005
                                                  ----------------------------------------------------------------------------------
CLASS C

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ............ $      21.34     $   23.23   $   30.46     $   24.50     $   23.90    $   21.21
                                                  ----------------------------------------------------------------------------------
Income from investment operations (a) :

   Net investment income (loss) (b) .............        (0.14)        (0.19)      (0.28)        (0.28)        (0.23)       (0.17)

   Net realized and unrealized gains (losses) ...         3.15         (0.12)      (6.24)         6.24          0.83         2.86
                                                  ----------------------------------------------------------------------------------
Total from investment operations ................         3.01         (0.31)      (6.52)         5.96          0.60         2.69
                                                  ----------------------------------------------------------------------------------
Less distributions from net realized gains ......           --         (1.58)      (0.71)           --            --           --
                                                  ----------------------------------------------------------------------------------
Redemption fees (c) .............................           --            --          --(d)         --(d)         --(d)        --(d)
                                                  ----------------------------------------------------------------------------------
Net asset value, end of period .................. $      24.35     $   21.34   $   23.23     $   30.46     $   24.50    $   23.90
                                                  ==================================================================================

Total return (e) ................................        14.11%         1.89%     (21.93)%       24.33%         2.51%       12.68%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ....................................         1.86%         1.91%       1.73%         1.74%         1.71%        1.74%

Net investment income (loss) ....................        (1.24)%       (1.09)%     (1.02)%       (1.05)%       (0.94)%      (0.76)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ............... $     94,837     $  83,435   $  53,289     $  70,413     $  69,069    $  73,587

Portfolio turnover rate .........................        19.11%        46.05%      41.01%        18.03%        18.61%       17.26%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 49

Franklin Custodian Funds

FRANKLIN DYNATECH FUND

                                                                              SIX MONTHS ENDED   PERIOD ENDED
                                                                               MARCH 31, 2010    SEPTEMBER 30,
                                                                                (UNAUDITED)         2009 (a)
                                                                              ---------------------------------
CLASS R

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ....................                     $     23.13         $   15.66
                                                                              --------------------------------
Income from investment operations (b) :

   Net investment income (loss) (c) .....................                           (0.09)            (0.09)

   Net realized and unrealized gains (losses) ...........                            3.41              7.56
                                                                              --------------------------------
Total from investment operations ........................                            3.32              7.47
                                                                              --------------------------------
Net asset value, end of period ..........................                     $     26.45         $   23.13
                                                                              ================================

Total return (d) ........................................                           14.35%            47.70%

RATIOS TO AVERAGE NET ASSETS (e)

Expenses (f) ............................................                            1.36%             1.41%

Net investment income (loss) ............................                           (0.74)%           (0.59)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .......................                     $     6,733         $   6,345

Portfolio turnover rate .................................                           19.11%            46.05%

(a) For the period December 1, 2008 (effective date) to September 30, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e) Ratios are annualized for periods less than one year.

(f) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

50 | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND


                                                           SIX MONTHS ENDED         YEAR ENDED
                                                            MARCH 31, 2010         SEPTEMBER 30,
                                                             (UNAUDITED)         2009        2008 (a)
                                                           --------------------------------------------
ADVISOR CLASS

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...................   $     23.28        $   24.90    $    31.40
                                                           ---------------------------------------------
Income from investment operations (b) :

   Net investment income (loss) (c) ....................         (0.03)           (0.02)        (0.01)

   Net realized and unrealized gains (losses) ..........          3.44            (0.02)        (6.49)
                                                           ---------------------------------------------
Total from investment operations .......................          3.41            (0.04)        (6.50)
                                                           ---------------------------------------------
Less distributions from net realized gains .............            --            (1.58)           --
                                                           ---------------------------------------------
Redemption fees (d) ....................................            --               --            --(e)
                                                           ---------------------------------------------
Net asset value, end of period .........................   $     26.69        $   23.28    $    24.90
                                                           =============================================

Total return (f) .......................................         14.65%            2.92%       (20.70)%

RATIOS TO AVERAGE NET ASSETS (g)

Expenses (h) ...........................................          0.86%            0.91%         0.73%

Net investment income (loss) ...........................         (0.24)%          (0.09)%       (0.02)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ......................   $    10,168        $   8,208    $    1,938

Portfolio turnover rate ................................         19.11%           46.05%        41.01%

(a) For the period May 15, 2008 (effective date) to September 30, 2008.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c) Based on average daily shares outstanding.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Amount rounds to less than $0.01 per share.

(f) Total return is not annualized for periods less than one year.

(g) Ratios are annualized for periods less than one year.

(h) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 51

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

FRANKLIN DYNATECH FUND                                                COUNTRY       SHARES       VALUE
-----------------------------------------------------------------  -------------  ----------  ------------
    COMMON STOCKS 100.0%
    AEROSPACE & DEFENSE 3.1%
    The Boeing Co. ..............................................  United States     100,000  $  7,261,000
    Precision Castparts Corp. ...................................  United States     110,000    13,938,100
                                                                                              ------------
                                                                                                21,199,100
                                                                                              ------------
    AIR FREIGHT & LOGISTICS 1.5%
    C.H. Robinson Worldwide Inc. ................................  United States     100,000     5,585,000
    FedEx Corp. .................................................  United States      55,000     5,137,000
                                                                                              ------------
                                                                                                10,722,000
                                                                                              ------------
    BIOTECHNOLOGY 3.9%
(a) Celgene Corp. ...............................................  United States     250,000    15,490,000
(a) Gilead Sciences Inc. ........................................  United States     250,000    11,370,000
                                                                                              ------------
                                                                                                26,860,000
                                                                                              ------------
    CAPITAL MARKETS 1.6%
(a) Financial Engines Inc. ......................................  United States      50,000       845,000
    The Goldman Sachs Group Inc. ................................  United States      60,000    10,237,800
                                                                                              ------------
                                                                                                11,082,800
                                                                                              ------------
    CHEMICALS 2.3%
    Monsanto Co. ................................................  United States      50,000     3,571,000
    Sigma-Aldrich Corp. .........................................  United States     225,000    12,073,500
                                                                                              ------------
                                                                                                15,644,500
                                                                                              ------------
    COMMUNICATIONS EQUIPMENT 4.6%
(a) Cisco Systems Inc. ..........................................  United States     500,000    13,015,000
(a) F5 Networks Inc. ............................................  United States      30,000     1,845,300
(a) Juniper Networks Inc. .......................................  United States     150,000     4,602,000
    QUALCOMM Inc. ...............................................  United States     175,000     7,348,250
    ZTE Corp., H ................................................      China         850,000     5,150,852
                                                                                              ------------
                                                                                                31,961,402
                                                                                              ------------
    COMPUTERS & PERIPHERALS 8.5%
(a) Apple Inc. ..................................................  United States     185,000    43,462,050
    Hewlett-Packard Co. .........................................  United States     300,000    15,945,000
                                                                                              ------------
                                                                                                59,407,050
                                                                                              ------------
    DIVERSIFIED FINANCIAL SERVICES 0.9%
    CME Group Inc. ..............................................  United States      20,000     6,322,200
                                                                                              ------------
    ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS 1.7%
(a) BYD Co. Ltd., H .............................................      China          50,000       497,794
(a) Dolby Laboratories Inc., A ..................................  United States     190,000    11,147,300
                                                                                              ------------
                                                                                                11,645,094
                                                                                              ------------
    ENERGY EQUIPMENT & SERVICES 5.9%
(a) Cameron International Corp. .................................  United States      25,000     1,071,500
(a) FMC Technologies Inc. .......................................  United States     300,000    19,389,000
    National Oilwell Varco Inc. .................................  United States     200,000     8,116,000
    Schlumberger Ltd. ...........................................  United States     200,000    12,692,000
                                                                                              ------------
                                                                                                41,268,500
                                                                                              ------------

52 | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND                                                COUNTRY       SHARES       VALUE
-----------------------------------------------------------------  -------------  ----------  ------------
    COMMON STOCKS (CONTINUED)
    HEALTH CARE EQUIPMENT & SUPPLIES 6.2%
    Alcon Inc. ..................................................   Switzerland       70,000  $ 11,309,200
    Baxter International Inc. ...................................  United States      50,000     2,910,000
(a) Edwards Lifesciences Corp. ..................................  United States     100,000     9,888,000
(a) Intuitive Surgical Inc. .....................................  United States      30,000    10,443,900
    Stryker Corp. ...............................................  United States     150,000     8,583,000
                                                                                              ------------
                                                                                                43,134,100
                                                                                              ------------
    HEALTH CARE PROVIDERS & SERVICES 2.9%
(a) Express Scripts Inc. ........................................  United States     150,000    15,264,000
    McKesson Corp. ..............................................  United States      50,000     3,286,000
(a) VCA Antech Inc. .............................................  United States      50,000     1,401,500
                                                                                              ------------
                                                                                                19,951,500
                                                                                              ------------
    HEALTH CARE TECHNOLOGY 1.8%
(a) Cerner Corp. ................................................  United States     150,000    12,759,000
                                                                                              ------------
    HOTELS, RESTAURANTS & LEISURE 0.1%
(a) Ctrip.com International Ltd., ADR ...........................      China          25,000       980,000
                                                                                              ------------
    INDUSTRIAL CONGLOMERATES 0.1%
    General Electric Co. ........................................  United States      50,000       910,000
                                                                                              ------------
    INTERNET & CATALOG RETAIL 4.6%
(a) Amazon.com Inc. .............................................  United States     125,000    16,966,250
(a) Priceline.com Inc. ..........................................  United States      60,000    15,300,000
                                                                                              ------------
                                                                                                32,266,250
                                                                                              ------------
    INTERNET SOFTWARE & SERVICES 9.3%
(a) Baidu Inc., ADR .............................................      China          20,000    11,940,000
(a) eBay Inc. ...................................................  United States      50,000     1,347,500
(a) Google Inc., A ..............................................  United States      50,200    28,463,902
(a) MercadoLibre Inc. ...........................................    Argentina       125,000     6,026,250
(a) Quinstreet Inc. .............................................  United States      25,000       425,250
    Tencent Holdings Ltd. .......................................      China         600,000    12,032,070
(a) WebMD Health Corp. ..........................................  United States     100,000     4,638,000
                                                                                              ------------
                                                                                                64,872,972
                                                                                              ------------
    IT SERVICES 5.1%
    MasterCard Inc., A ..........................................  United States      50,000    12,700,000
    Visa Inc., A ................................................  United States     250,000    22,757,500
                                                                                              ------------
                                                                                                35,457,500
                                                                                              ------------
    LIFE SCIENCES TOOLS & SERVICES 2.4%
(a) Thermo Fisher Scientific Inc. ...............................  United States     125,000     6,430,000
(a) Waters Corp. ................................................  United States     150,000    10,131,000
                                                                                              ------------
                                                                                                16,561,000
                                                                                              ------------
    MACHINERY 1.6%
    Flowserve Corp. .............................................  United States     100,000    11,027,000
                                                                                              ------------

                                                          Semiannual Report | 53

Franklin Custodian Funds

FRANKLIN DYNATECH FUND                                                COUNTRY        SHARES       VALUE
-----------------------------------------------------------------  -------------   ----------  ------------
    COMMON STOCKS (CONTINUED)
    OIL, GAS & CONSUMABLE FUELS 1.5%
    Noble Energy Inc. ...........................................  United States       20,000  $  1,460,000
    Petroleo Brasileiro SA, ADR .................................      Brazil         200,000     8,898,000
                                                                                               ------------
                                                                                                 10,358,000
                                                                                               ------------
    PHARMACEUTICALS 6.4%
    Allergan Inc. ...............................................  United States      140,000     9,144,800
    Johnson & Johnson ...........................................  United States       75,000     4,890,000
    Roche Holding AG ............................................   Switzerland        50,000     8,111,955
    Teva Pharmaceutical Industries Ltd., ADR ....................      Israel         350,000    22,078,000
                                                                                               ------------
                                                                                                 44,224,755
                                                                                               ------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 10.9%
(a) Aixtron AG ..................................................     Germany          35,000     1,253,572
    ARM Holdings PLC, ADR .......................................  United Kingdom     800,000     8,552,000
(a) Cree Inc. ...................................................  United States      100,000     7,022,000
(a) Hittite Microwave Corp. .....................................  United States      100,000     4,397,000
    Intel Corp. .................................................  United States    1,125,000    25,042,500
(a) Lam Research Corp. ..........................................  United States      150,000     5,598,000
(a) Maxlinear INC, A ............................................  United States       52,000       923,000
(a) Netlogic Microsystems Inc. ..................................  United States      250,000     7,357,500
    Power Integrations Inc. .....................................  United States      150,000     6,180,000
(a) Silicon Laboratories Inc. ...................................  United States      200,000     9,534,000
                                                                                               ------------
                                                                                                 75,859,572
                                                                                               ------------
    SOFTWARE 11.2%
(a) Adobe Systems Inc. ..........................................  United States      400,000    14,148,000
(a) ANSYS Inc. ..................................................  United States      200,000     8,628,000
(a) Check Point Software Technologies Ltd. ......................      Israel         200,000     7,012,000
(a) Concur Technologies Inc. ....................................  United States      100,000     4,101,000
    FactSet Research Systems Inc. ...............................  United States       50,000     3,668,500
(a) Informatica Corp. ...........................................  United States      100,000     2,686,000
    Microsoft Corp. .............................................  United States      250,000     7,317,500
    Oracle Corp. ................................................  United States      250,000     6,422,500
(a) Salesforce.com Inc. .........................................  United States      150,000    11,167,500
(a) Sybase Inc. .................................................  United States      200,000     9,324,000
(a) VMware Inc., A ..............................................  United States       65,000     3,464,500
                                                                                               ------------
                                                                                                 77,939,500
                                                                                               ------------
    WIRELESS TELECOMMUNICATION SERVICES 1.9%
    America Movil SAB de CV, L, ADR .............................      Mexico          47,600     2,396,183
(a) American Tower Corp., A .....................................  United States      250,000    10,652,500
                                                                                               ------------
                                                                                                 13,048,683
                                                                                               ------------
    TOTAL COMMON STOCKS (COST $364,997,865)                                                     695,462,478
                                                                                               ------------

54 | Semiannual Report

Franklin Custodian Funds

FRANKLIN DYNATECH FUND                                                     COUNTRY       SHARES       VALUE
----------------------------------------------------------------------  -------------  ----------  -------------
    SHORT TERM INVESTMENTS (COST $996,856) 0.1%
    MONEY MARKET FUNDS 0.1%
(b) Institutional Fiduciary Trust Money Market Portfolio, 0.00% ......  United States     996,856  $     996,856
                                                                                                   -------------
    TOTAL INVESTMENTS (COST $365,994,721) 100.1% .....................                               696,459,334
    OTHER ASSETS, LESS LIABILITIES (0.1)% ............................                                  (854,532)
                                                                                                   -------------
    NET ASSETS 100.0%                                                                              $ 695,604,802
                                                                                                   =============

See Abbreviations on page 131.

(a) Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 55

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN GROWTH FUND

                                          SIX MONTHS ENDED
                                            MARCH 31, 2010                        YEAR ENDED SEPTEMBER 30,
                                             (UNAUDITED)       2009         2008           2007           2006           2005
                                          --------------------------------------------------------------------------------------
CLASS A

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of period ...  $          36.48  $    37.17   $    46.36     $    39.10     $    34.83     $    30.58
                                          --------------------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (b) ............              0.09        0.29         0.24           0.16           0.12           0.13

  Net realized and unrealized
    gains (losses) .....................              5.29       (0.67)       (9.30)          7.21           4.21           4.20
                                          --------------------------------------------------------------------------------------
Total from investment operations .......              5.38       (0.38)       (9.06)          7.37           4.33           4.33
                                          --------------------------------------------------------------------------------------
Less distributions from net
  investment income ....................             (0.28)      (0.31)       (0.13)         (0.11)         (0.06)         (0.08)
                                          --------------------------------------------------------------------------------------
Redemption fees (c) ....................                --          --           --(d)          --(d)          --(d)          --(d)
                                          --------------------------------------------------------------------------------------
Net asset value, end of period .........  $          41.58  $    36.48   $    37.17     $    46.36     $    39.10     $    34.83
                                          ======================================================================================

Total return (e) .......................             14.82%      (0.71)%     (19.59)%        18.87%         12.46%         14.17%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ...........................              0.99%       1.00%        0.89%          0.93%          0.91%          0.94%

Net investment income ..................              0.49%       0.95%        0.56%          0.37%          0.34%          0.40%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ......  $      2,537,815  $2,173,714   $1,708,612     $2,123,419     $1,695,802     $1,567,675

Portfolio turnover rate ................              2.64%       3.92%        5.64%          0.37%          2.21%          1.16%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

56 | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                        SIX MONTHS ENDED
                                         MARCH 31, 2010                       YEAR ENDED SEPTEMBER 30,
                                           (UNAUDITED)       2009       2008         2007          2006          2005
                                        --------------------------------------------------------------------------------
CLASS B

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of
  period .............................  $          34.93   $  35.44   $  44.42     $   37.65     $   33.73     $   29.77
                                        --------------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (loss) (b) ...             (0.03)      0.07      (0.08)        (0.16)        (0.15)        (0.11)

  Net realized and unrealized
    gains (losses) ...................              5.07      (0.58)     (8.90)         6.93          4.07          4.07
                                        --------------------------------------------------------------------------------
Total from investment operations .....              5.04      (0.51)     (8.98)         6.77          3.92          3.96
                                        --------------------------------------------------------------------------------
Less distributions from net
  investment income ..................             (0.03)        --         --            --            --            --
                                        --------------------------------------------------------------------------------
Redemption fees (c) ..................                --         --         --(d)         --(d)         --(d)         --(d)
                                        --------------------------------------------------------------------------------
Net asset value, end of period .......  $          39.94   $  34.93   $  35.44     $   44.42     $   37.65     $   33.73
                                        ================================================================================

Total return (e) .....................             14.42%     (1.44)%   (20.22)%       17.98%        11.62%        13.30%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) .........................              1.73%      1.75%      1.64%         1.69%         1.67%         1.69%

Net investment income (loss) .........             (0.25)%     0.20%     (0.19)%       (0.39)%       (0.42)%       (0.35)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....  $         75,004   $ 87,790   $ 89,779     $ 138,640     $ 122,871     $ 123,926

Portfolio turnover rate ..............              2.64%      3.92%      5.64%         0.37%         2.21%         1.16%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 57

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                        SIX MONTHS ENDED
                                          MARCH 31, 2010                      YEAR ENDED SEPTEMBER 30,
                                           (UNAUDITED)       2009       2008         2007         2006         2005
                                        -----------------------------------------------------------------------------
CLASS C

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning of
  period .............................  $          34.61   $  35.14   $  44.03     $  37.32     $  33.43     $  29.51
                                        -----------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (loss) (b) ...             (0.05)      0.06      (0.08)       (0.16)       (0.15)       (0.11)

  Net realized and unrealized
    gains (losses) ...................              5.02      (0.57)     (8.81)        6.87         4.04         4.03
                                        -----------------------------------------------------------------------------
Total from investment operations .....              4.97      (0.51)     (8.89)        6.71         3.89         3.92
                                        -----------------------------------------------------------------------------
Less distributions from net
  investment income ..................             (0.07)     (0.02)        --           --           --           --
                                        -----------------------------------------------------------------------------
Redemption fees (c) ..................                --         --         --(d)        --(d)        --(d)        --(d)
                                        -----------------------------------------------------------------------------
Net asset value, end of period .......  $          39.51   $  34.61   $  35.14     $  44.03     $  37.32     $  33.43
                                        =============================================================================

Total return (e) .....................             14.43%     (1.45)%   (20.19)%      17.98%       11.60%       13.32%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) .........................              1.74%      1.75%      1.64%        1.69%        1.66%        1.69%

Net investment income (loss) .........             (0.26)%     0.20%     (0.19)%      (0.39)%      (0.41)%      (0.35)%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....  $        353,659   $315,305   $255,425     $340,671     $273,512     $270,538

Portfolio turnover rate ..............              2.64%      3.92%      5.64%        0.37%        2.21%        1.16%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

58 | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                        SIX MONTHS ENDED
                                         MARCH 31, 2010                    YEAR ENDED SEPTEMBER 30,
                                          (UNAUDITED)       2009       2008         2007         2006         2005
                                        -----------------------------------------------------------------------------
CLASS R

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning
  of period ..........................  $          36.37   $  36.87   $  45.99     $  38.80     $  34.59     $  30.39
                                        -----------------------------------------------------------------------------
Income from investment
  operations (a):

  Net investment income (b) ..........              0.04       0.20       0.14         0.04         0.02         0.05

  Net realized and unrealized
    gains (losses) ...................              5.28      (0.59)     (9.23)        7.16         4.19         4.16
                                        -----------------------------------------------------------------------------
Total from investment operations .....              5.32      (0.39)     (9.09)        7.20         4.21         4.21
                                        -----------------------------------------------------------------------------
Less distributions from net
  investment income ..................             (0.23)     (0.11)     (0.03)       (0.01)          --(c)     (0.01)
                                        -----------------------------------------------------------------------------
Redemption fees (d) ..................                --         --         --(c)        --(c)        --(c)        --(c)
                                        -----------------------------------------------------------------------------
Net asset value, end of period .......  $          41.46   $  36.37   $  36.87     $  45.99     $  38.80     $  34.59
                                        =============================================================================

Total return (e) .....................             14.70%     (0.98)%   (19.78)%      18.55%       12.18%       13.87%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) .........................              1.24%      1.25%      1.14%        1.19%        1.17%        1.19%

Net investment income ................              0.24%      0.70%      0.31%        0.11%        0.08%        0.15%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....  $         88,249   $ 65,113   $ 30,175     $ 53,134     $ 37,804     $ 27,818

Portfolio turnover rate ..............              2.64%      3.92%      5.64%        0.37%        2.21%        1.16%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 59

Franklin Custodian Funds

FRANKLIN GROWTH FUND

                                        SIX MONTHS ENDED
                                         MARCH 31, 2010                        YEAR ENDED SEPTEMBER 30,
                                           (UNAUDITED)       2009       2008         2007         2006         2005
                                        -----------------------------------------------------------------------------
ADVISOR CLASS

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
  the period)

Net asset value, beginning
  of period ..........................  $          36.53   $  37.25   $  46.45     $  39.17     $  34.89     $  30.63
                                        -----------------------------------------------------------------------------
Income from investment
  operations (a):

  Net investment income (b) ..........              0.15       0.36       0.34         0.27         0.22         0.21

  Net realized and unrealized
    gains (losses) ...................              5.28      (0.68)     (9.31)        7.21         4.21         4.21
                                        -----------------------------------------------------------------------------
Total from investment operations .....              5.43      (0.32)     (8.97)        7.48         4.43         4.42
                                        -----------------------------------------------------------------------------
Less distributions from net
  investment income ..................             (0.36)     (0.40)     (0.23)       (0.20)       (0.15)       (0.16)
                                        -----------------------------------------------------------------------------
Redemption fees (c) ..................                --         --         --(d)        --(d)        --(d)        --(d)
                                        -----------------------------------------------------------------------------
Net asset value, end of period .......  $          41.60   $  36.53   $  37.25     $  46.45     $  39.17     $  34.89
                                        =============================================================================

Total return (e) .....................             14.98%     (0.45)%   (19.39)%      19.16%       12.73%       14.45%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) .........................              0.74%      0.75%      0.64%        0.69%        0.67%        0.69%

Net investment income ................              0.74%      1.20%      0.81%        0.61%        0.58%        0.65%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ....  $        485,715   $430,926   $256,988     $363,221     $274,603     $221,752

Portfolio turnover rate ..............              2.64%      3.92%      5.64%        0.37%        2.21%        1.16%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Effective September 1, 2008, the redemption fee was eliminated.

(d) Amount rounds to less than $0.01 per share.

(e) Total return is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

60 | Semiannual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

FRANKLIN GROWTH FUND                                   SHARES        VALUE
--------------------------------------------------   ----------  -------------
    COMMON STOCKS 96.8%
    AUTOMOBILES & COMPONENTS 2.4%
(a) Ford Motor Co. ...............................    1,100,000  $  13,827,000
    Harley-Davidson Inc. .........................      838,096     23,525,355
    Johnson Controls Inc. ........................    1,400,000     46,186,000
    Toyota Motor Corp., ADR (Japan) ..............       30,000      2,412,600
                                                                 -------------
                                                                    85,950,955
                                                                 -------------
    BANKS 0.5%
    Wells Fargo & Co. ............................      505,600     15,734,272
                                                                 -------------
    CAPITAL GOODS 22.8%
    3M Co. .......................................      855,000     71,452,350
    ABB Ltd., ADR (Switzerland) ..................      850,000     18,564,000
    The Boeing Co. ...............................    1,045,000     75,877,450
    Caterpillar Inc. .............................      200,000     12,570,000
    Danaher Corp. ................................      275,000     21,975,250
    Deere & Co. ..................................      100,000      5,946,000
    Emerson Electric Co. .........................    1,000,000     50,340,000
(a) First Solar Inc. .............................       50,000      6,132,500
    General Dynamics Corp. .......................    1,000,000     77,200,000
    General Electric Co. .........................      370,000      6,734,000
    Illinois Tool Works Inc. .....................    1,000,000     47,360,000
    Ingersoll-Rand PLC. ..........................    1,002,000     34,939,740
    Lockheed Martin Corp. ........................      500,000     41,610,000
    Northrop Grumman Corp. .......................    1,000,000     65,570,000
    Pall Corp. ...................................      500,000     20,245,000
    Precision Castparts Corp. ....................      240,000     30,410,400
    Raytheon Co. .................................      600,000     34,272,000
    Rockwell Collins Inc. ........................      350,000     21,906,500
(a) SunPower Corp., A ............................        2,000         37,800
(a) SunPower Corp., B ............................       48,000        803,520
    Textron Inc. .................................    1,050,000     22,291,500
(a) Thomas & Betts Corp. .........................      500,000     19,620,000
    United Technologies Corp. ....................      850,000     62,568,500
    W.W. Grainger Inc. ...........................      550,000     59,466,000
                                                                 -------------
                                                                   807,892,510
                                                                 -------------
    COMMERCIAL & PROFESSIONAL SERVICES 1.7%
    Avery Dennison Corp. .........................      462,000     16,821,420
    Dun & Bradstreet Corp. .......................      122,000      9,079,240
    Equifax Inc. .................................      400,000     14,320,000
    Robert Half International Inc. ...............      150,000      4,564,500
(a) Stericycle Inc. ..............................      100,000      5,450,000
(a) Verisk Analytics Inc., A .....................      300,000      8,460,000
                                                                 -------------
                                                                    58,695,160
                                                                 -------------
    CONSUMER DURABLES & APPAREL 1.3%
    NIKE Inc., B .................................       75,000      5,512,500
    VF Corp. .....................................      500,000     40,075,000
                                                                 -------------
                                                                    45,587,500
                                                                 -------------

                                                          Semiannual Report | 61

Franklin Custodian Funds

FRANKLIN GROWTH FUND                                         SHARES        VALUE
----------------------------------------------------       ----------  -------------
    COMMON STOCKS (CONTINUED)
    CONSUMER SERVICES 1.8%
(a) Apollo Group Inc., A ...........................          150,000  $   9,193,500
    Carnival Corp. .................................        1,065,000     41,407,200
(a) Interval Leisure Group Inc. ....................           60,020        873,891
    Starwood Hotels & Resorts Worldwide Inc. .......          250,000     11,660,000
                                                                       -------------
                                                                          63,134,591
                                                                       -------------
    DIVERSIFIED FINANCIALS 1.3%
    American Express Co. ...........................          242,300      9,997,298
    BlackRock Inc. .................................          100,000     21,776,000
    JPMorgan Chase & Co. ...........................          334,300     14,959,925
                                                                       -------------
                                                                          46,733,223
                                                                       -------------
    ENERGY 4.5%
    BP PLC, ADR (United Kingdom) ...................          350,200     19,985,914
    ConocoPhillips .................................           35,000      1,790,950
    Devon Energy Corp. .............................          290,000     18,684,700
    Exxon Mobil Corp. ..............................           70,000      4,688,600
(a) FMC Technologies Inc. ..........................          300,000     19,389,000
    Halliburton Co. ................................          600,000     18,078,000
    National Oilwell Varco Inc. ....................          175,000      7,101,500
    Occidental Petroleum Corp. .....................          200,000     16,908,000
    Peabody Energy Corp. ...........................          350,000     15,995,000
    Royal Dutch Shell PLC, A, ADR (Netherlands) ....          280,000     16,200,800
    Schlumberger Ltd. ..............................          309,100     19,615,486
(a) Transocean Ltd. ................................           15,222      1,314,876
                                                                       -------------
                                                                         159,752,826
                                                                       -------------
    FOOD & STAPLES RETAILING 0.6%
    CVS Caremark Corp. .............................          600,000     21,936,000
                                                                       -------------
    FOOD, BEVERAGE & TOBACCO 1.3%
    Bunge Ltd. .....................................          211,500     13,034,745
(a) Hansen Natural Corp. ...........................          300,000     13,014,000
    PepsiCo Inc. ...................................          300,000     19,848,000
                                                                       -------------
                                                                          45,896,745
                                                                       -------------
    HEALTH CARE EQUIPMENT & SERVICES 5.0%
    Aetna Inc. .....................................          400,000     14,044,000
    Baxter International Inc. ......................          400,000     23,280,000
    Cardinal Health Inc. ...........................          300,000     10,809,000
(a) CareFusion Corp. ...............................          150,000      3,964,500
    Covidien PLC ...................................          350,000     17,598,000
(a) Edwards Lifesciences Corp. .....................           50,000      4,944,000
(a) Intuitive Surgical Inc. ........................           34,000     11,836,420
(a) Medco Health Solutions Inc. ....................           96,480      6,228,749
    Medtronic Inc. .................................           60,000      2,701,800
    Quest Diagnostics Inc. .........................          500,000     29,145,000
    Teleflex Inc. ..................................          500,000     32,035,000
(a) Varian Medical Systems Inc. ....................          300,000     16,599,000
(a) Zimmer Holdings Inc. ...........................           64,000      3,788,800
                                                                       -------------
                                                                         176,974,269
                                                                       -------------

62 | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND                                   SHARES        VALUE
--------------------------------------------------   ----------  -------------
    COMMON STOCKS (CONTINUED)
    HOUSEHOLD & PERSONAL PRODUCTS 0.6%
    The Procter & Gamble Co. .....................      335,000  $  21,195,450
                                                                 -------------
    INSURANCE 1.2%
    Aflac Inc. ...................................      333,300     18,094,857
(a) Berkshire Hathaway Inc., A ...................          184     22,411,200
                                                                 -------------
                                                                    40,506,057
                                                                 -------------
    MATERIALS 2.9%
    Air Products and Chemicals Inc. ..............      500,000     36,975,000
    Ecolab Inc. ..................................      353,700     15,545,115
    Martin Marietta Materials Inc. ...............       90,000      7,519,500
    Praxair Inc. .................................      120,000      9,960,000
    Randgold Resources Ltd., ADR (United
     Kingdom).....................................      150,000     11,524,500
    Sigma-Aldrich Corp. ..........................      400,000     21,464,000
                                                                 -------------
                                                                   102,988,115
                                                                 -------------
    MEDIA 1.7%
(a) Live Nation Entertainment Inc. ...............       88,491      1,283,119
    The Walt Disney Co. ..........................    1,687,290     58,903,294
                                                                 -------------
                                                                    60,186,413
                                                                 -------------
    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
      SCIENCES 13.8%
    Abbott Laboratories ..........................      400,000     21,072,000
    Allergan Inc. ................................      997,300     65,143,636
(a) Amgen Inc. ...................................      932,000     55,696,320
(a) Biogen Idec Inc. .............................      400,000     22,944,000
(a) Celgene Corp. ................................      324,400     20,099,824
(a) Covance Inc. .................................      200,000     12,278,000
(a) Dionex Corp. .................................      250,000     18,695,000
    Eli Lilly and Co. ............................      400,000     14,488,000
(a) Gilead Sciences Inc. .........................      250,000     11,370,000
    Johnson & Johnson ............................    1,181,010     77,001,852
    Merck & Co. Inc. .............................      788,350     29,444,872
(a) Mettler-Toledo International Inc. ............       50,000      5,460,000
    Pfizer Inc. ..................................    2,761,000     47,351,150
    Pharmaceutical Product Development Inc. ......      300,000      7,125,000
    Roche Holding AG, ADR (Switzerland) ..........      530,000     21,475,600
(a) Talecris Biotherapeutics Holdings Corp. ......      460,000      9,163,200
    Teva Pharmaceutical Industries Ltd.,
      ADR (Israel) ...............................      275,000     17,347,000
(a) Waters Corp. .................................      500,000     33,770,000
                                                                 -------------
                                                                   489,925,454
                                                                 -------------
    RETAILING 0.3%
    Expedia Inc. .................................      300,100      7,490,496
(a) HSN Inc. .....................................       60,020      1,766,989
                                                                 -------------
                                                                     9,257,485
                                                                 -------------
    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 0.5%
    Intel Corp. ..................................      500,000     11,130,000
    Texas Instruments Inc. .......................      250,000      6,117,500
                                                                 -------------
                                                                    17,247,500
                                                                 -------------

                                                          Semiannual Report | 63

Franklin Custodian Funds

FRANKLIN GROWTH FUND                                   SHARES        VALUE
--------------------------------------------------   ----------  -------------
    COMMON STOCKS (CONTINUED)
    SOFTWARE & SERVICES 8.0%
(a) Adobe Systems Inc. ...........................      527,900  $  18,671,823
(a) Autodesk Inc. ................................      800,000     23,536,000
    Automatic Data Processing Inc. ...............      700,000     31,129,000
(a) Citrix Systems Inc. ..........................      100,000      4,747,000
(a) Computer Sciences Corp. ......................    1,000,000     54,490,000
(a) Google Inc., A ...............................       76,300     43,262,863
(a) IAC/InterActiveCorp ..........................      150,050      3,412,137
    MasterCard Inc., A ...........................       80,000     20,320,000
    Microsoft Corp. ..............................      325,000      9,512,750
    Oracle Corp. .................................      500,000     12,845,000
    Paychex Inc. .................................      425,000     13,047,500
    Visa Inc., A .................................      250,000     22,757,500
(a) Yahoo! Inc. ..................................    1,600,000     26,448,000
                                                                 -------------
                                                                   284,179,573
                                                                 -------------
    TECHNOLOGY HARDWARE & EQUIPMENT 14.6%
(a) Agilent Technologies Inc. ....................    1,150,000     39,548,500
(a) Apple Inc. ...................................      811,000    190,528,230
(a) Cisco Systems Inc. ...........................    2,695,000     70,150,850
(a) EMC Corp. ....................................    1,000,000     18,040,000
    Hewlett-Packard Co. ..........................    1,156,250     61,454,688
    International Business Machines Corp. ........      580,000     74,385,000
(a) Logitech International SA (Switzerland) ......      150,000      2,451,000
    Molex Inc. ...................................       71,483      1,491,135
    Molex Inc., A ................................      133,100      2,349,215
    QUALCOMM Inc. ................................      660,000     27,713,400
(a) Research In Motion Ltd. (Canada) .............      400,000     29,580,000
                                                                 -------------
                                                                   517,692,018
                                                                 -------------
    TELECOMMUNICATION SERVICES 1.2%
    America Movil SAB de CV, L, ADR (Mexico) .....      259,300     13,053,162
(a) American Tower Corp., A ......................      715,000     30,466,150
                                                                 -------------
                                                                    43,519,312
                                                                 -------------
    TRANSPORTATION 7.6%
(a) Air France-KLM, ADR (France) .................      600,000      9,390,000
(a) Alaska Air Group Inc. ........................      600,000     24,738,000
(a) Allegiant Travel Co. .........................      100,000      5,786,000
    Arkansas Best Corp. ..........................      500,000     14,940,000
(a) British Airways PLC, ADR (United Kingdom) ....      600,000     21,990,000
    C.H. Robinson Worldwide Inc. .................      267,300     14,928,705
    Canadian National Railway Co. (Canada) .......      500,000     30,295,000
    Canadian Pacific Railway Ltd. (Canada) .......      500,000     28,120,000
(a) Continental Airlines Inc., B .................    1,000,000     21,970,000
    Expeditors International of Washington Inc. ..      404,200     14,923,064
    Forward Air Corp. ............................      495,333     13,027,258
    Heartland Express Inc. .......................      500,000      8,250,000
(a) Ryanair Holdings PLC, ADR (Ireland) ..........      239,200      6,499,064

64 | Semiannual Report

Franklin Custodian Funds

FRANKLIN GROWTH FUND                                                                   SHARES        VALUE
------------------------------------------------------------------------           ------------  --------------
    COMMON STOCKS (CONTINUED)
    TRANSPORTATION (CONTINUED)
    Southwest Airlines Co. .............................................                 65,200  $      861,944
    Union Pacific Corp. ................................................                600,000      43,980,000
    Werner Enterprises Inc. ............................................                462,000      10,704,540
                                                                                                 --------------
                                                                                                    270,403,575
                                                                                                 --------------
    UTILITIES 1.2%
    American Water Works Co. Inc. ......................................                700,000      15,232,000
    FPL Group Inc. .....................................................                250,000      12,082,500
    International Power PLC (United Kingdom) ...........................              3,058,904      14,806,136
                                                                                                 --------------
                                                                                                     42,120,636
                                                                                                 --------------
    TOTAL COMMON STOCKS (COST $1,715,605,439) ..........................                          3,427,509,639
                                                                                                 --------------
    SHORT TERM INVESTMENTS (COST $114,279,732) 3.2%
    MONEY MARKET FUNDS 3.2%
(b) Institutional Fiduciary Trust Money
      Market Portfolio, 0.00% ..........................................            114,279,732     114,279,732
                                                                                                 --------------
    TOTAL INVESTMENTS (COST $1,829,885,171) 100.0%......................                          3,541,789,371
    OTHER ASSETS, LESS LIABILITIES (0.0)% (c) ..........................                             (1,348,055)
                                                                                                 --------------
    NET ASSETS 100.0% ..................................................                         $3,540,441,316
                                                                                                 ==============

See Abbreviations on page 131.

(a) Non-income producing.

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(c) Rounds to less than 0.1% of net assets.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 65

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN INCOME FUND

                               SIX MONTHS ENDED
                                MARCH 31, 2010                                YEAR ENDED SEPTEMBER 30,
                                  (UNAUDITED)           2009             2008           2007            2006            2005
                               -----------------------------------------------------------------------------------------------------
CLASS A

PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value,
  beginning of period ........ $           1.99      $      1.98     $      2.74     $      2.57     $      2.50     $      2.42
                               -------------------------------------------------------------------------------------------------
Income from investment
  operations (a):

  Net investment income (b)...             0.07             0.13            0.16            0.14            0.14            0.14

  Net realized and
    unrealized gains
    (losses) .................             0.11             0.04           (0.71)           0.21            0.09            0.10
                               -------------------------------------------------------------------------------------------------
Total from investment
  operations .................             0.18             0.17           (0.55)           0.35            0.23            0.24
                               -------------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income ......            (0.07)           (0.16)          (0.15)          (0.14)          (0.15)          (0.15)

  Net realized gains .........               --               --(c)        (0.06)          (0.04)          (0.01)          (0.01)
                               -------------------------------------------------------------------------------------------------
Total distributions ..........            (0.07)           (0.16)          (0.21)          (0.18)          (0.16)          (0.16)
                               -------------------------------------------------------------------------------------------------
Redemption fees (d) ..........               --               --              --(c)           --(c)           --(c)           --(c)
                               -------------------------------------------------------------------------------------------------
Net asset value, end of
  period ..................... $           2.10      $      1.99     $      1.98     $      2.74     $      2.57     $      2.50
                               =================================================================================================

Total return (e) .............             9.47%           10.56%         (21.36)%         14.14%           9.73%          10.45%

RATIOS TO AVERAGE NET
  ASSETS (f)

Expenses .....................             0.65%(g)         0.68%(g)        0.62%(g)        0.63%(g)        0.64%(h)        0.65%(h)

Net investment income ........             7.18%            7.93%           6.44%           5.31%           5.61%           5.54%

SUPPLEMENTAL DATA

Net assets, end of period
   (000's) ................... $     30,823,642      $27,773,006     $26,892,973     $35,476,603     $26,641,398     $21,934,575

Portfolio turnover rate ......            23.03%           51.36%          39.92%          25.45%          28.35%          28.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

66 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND

                               SIX MONTHS ENDED
                                 MARCH 31, 2010                            YEAR ENDED SEPTEMBER 30,
                                  (UNAUDITED)          2009           2008           2007           2006           2005
                               -------------------------------------------------------------------------------------------
CLASS B

PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value,
  beginning of period .......  $           1.98     $     1.97     $     2.73     $     2.56     $     2.49     $     2.41
                               -------------------------------------------------------------------------------------------
Income from investment
  operations (a):

  Net investment
    income (b) ..............              0.06           0.12           0.14           0.12           0.12           0.11

  Net realized and
    unrealized gains
    (losses) ................              0.12           0.04          (0.71)          0.21           0.08           0.11
                               -------------------------------------------------------------------------------------------
Total from investment
  operations ................              0.18           0.16          (0.57)          0.33           0.20           0.22
                               -------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income .....             (0.07)         (0.15)         (0.13)         (0.12)         (0.12)         (0.13)

  Net realized gains ........                --             --(c)       (0.06)         (0.04)         (0.01)         (0.01)
                               -------------------------------------------------------------------------------------------
Total distributions .........             (0.07)         (0.15)         (0.19)         (0.16)         (0.13)         (0.14)
                               -------------------------------------------------------------------------------------------
Redemption fees (d) .........                --             --             --(c)          --(c)          --(c)          --(c)
                               -------------------------------------------------------------------------------------------
Net asset value, end
  of period .................  $           2.09     $     1.98     $     1.97     $     2.73     $     2.56     $     2.49
                               ===========================================================================================

Total return (e) ............              9.04%          9.70%        (22.13)%        13.23%          8.83%          9.57%

RATIOS TO AVERAGE NET
  ASSETS (f)

Expenses ....................              1.49%(g)       1.53%(g)       1.47%(g)       1.48%(g)       1.49%(h)       1.50%(h)

Net investment income .......              6.34%          7.08%          5.59%          4.46%          4.76%          4.69%

SUPPLEMENTAL DATA

Net assets, end of
  period (000's) ............  $      1,894,594     $2,051,280     $2,428,765     $3,745,636     $3,743,374     $3,922,396

Portfolio turnover rate .....             23.03%         51.36%         39.92%         25.45%         28.35%         28.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 67

Franklin Custodian Funds

FRANKLIN INCOME FUND

                               SIX MONTHS ENDED
                                MARCH 31, 2010                             YEAR ENDED SEPTEMBER 30,
                                  (UNAUDITED)          2009           2008           2007           2006           2005
                               -------------------------------------------------------------------------------------------
CLASS B1

PER SHARE OPERATING
  PERFORMANCE
(for a share outstanding
  throughout the period)

Net asset value,
  beginning of period .......  $           1.99     $     1.98     $     2.74     $     2.57     $     2.50     $     2.42
                               -------------------------------------------------------------------------------------------
Income from investment
  operations (a):

  Net investment
    income (b) ..............              0.07           0.13           0.15           0.13           0.13           0.12

  Net realized and
    unrealized gains
    (losses) ................              0.11           0.03          (0.71)          0.21           0.08           0.11
                               -------------------------------------------------------------------------------------------
Total from investment
  operations ................              0.18           0.16          (0.56)          0.34           0.21           0.23
                               -------------------------------------------------------------------------------------------
Less distributions from:

  Net investment income .....             (0.07)         (0.15)         (0.14)         (0.13)         (0.13)         (0.14)

  Net realized gains ........                --             --(c)       (0.06)         (0.04)         (0.01)         (0.01)
                               -------------------------------------------------------------------------------------------
Total distributions .........             (0.07)         (0.15)         (0.20)         (0.30)         (0.14)         (0.15)
                               -------------------------------------------------------------------------------------------
Redemption fees (d) .........                --             --             --(c)          --(c)          --(c)          --(c)
                               -------------------------------------------------------------------------------------------
Net asset value, end
  of period .................  $           2.10     $     1.99     $     1.98     $     2.74     $     2.57     $     2.50
                               ===========================================================================================

Total return (e) ............              9.11%         10.03%        (21.77)%        13.57%          9.17%          9.90%

RATIOS TO AVERAGE NET
  ASSETS (f)

Expenses ....................              1.14%(g)       1.17%(g)       1.12%(g)       1.13%(g)       1.14%(h)       1.15%(h)

Net investment income .......              6.69%          7.44%          5.94%          4.81%          5.11%          5.04%

SUPPLEMENTAL DATA

Net assets, end of
  period (000's) ............  $         32,103     $   68,825     $  224,713     $  397,224     $  459,302     $  493,063

Portfolio turnover rate .....             23.03%         51.36%         39.92%         25.45%         28.35%         28.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

68 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND

                             SIX MONTHS ENDED
                              MARCH 31, 2010                                 YEAR ENDED SEPTEMBER 30,
                                (UNAUDITED)          2009             2008             2007             2006             2005
                             ---------------------------------------------------------------------------------------------------
CLASS C

PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value, beginning
   of period ..............  $        2.00       $      1.99      $      2.76      $      2.59      $      2.51      $      2.43
                             ---------------------------------------------------------------------------------------------------
Income from investment
   operations (a):

   Net investment
      income (b) ..........           0.07              0.13             0.15             0.13             0.13             0.13

   Net realized and
      unrealized gains
      (losses) ............           0.12              0.03            (0.72)            0.21             0.09             0.10
                             ---------------------------------------------------------------------------------------------------
Total from investment
   operations .............           0.19              0.16            (0.57)            0.34             0.22             0.23
                             ---------------------------------------------------------------------------------------------------
Less distributions from:

   Net investment income ..          (0.07)            (0.15)           (0.14)           (0.13)           (0.13)           (0.14)

   Net realized gains .....             --                --(c)         (0.06)           (0.04)           (0.01)           (0.01)
                             ---------------------------------------------------------------------------------------------------
Total distributions .......          (0.07)            (0.15)           (0.20)           (0.17)           (0.14)           (0.15)
                             ---------------------------------------------------------------------------------------------------
Redemption fees (d) .......             --                --               --(c)            --(c)            --(c)            --(c)
                             ---------------------------------------------------------------------------------------------------
Net asset value, end of
   period .................  $        2.12       $      2.00      $      1.99      $      2.76      $      2.59      $      2.51
                             ===================================================================================================

Total return (e) ..........           9.64%             9.93%          (21.98)%          13.47%            9.56%            9.84%

RATIOS TO AVERAGE NET
  ASSETS (f)

Expenses (f) ..............           1.15%(g)          1.18%(g)         1.12%(g)         1.13%(g)         1.14%(h)         1.15%(h)

Net investment income .....           6.68%             7.43%            5.94%            4.81%            5.11%            5.04%

SUPPLEMENTAL DATA

Net assets, end of period
   (000's) ................  $  14,717,275       $13,054,203      $12,443,143      $16,203,796      $12,138,969      $10,113,365

Portfolio turnover rate ...          23.03%            51.36%           39.92%           25.45%           28.35%           28.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 69

Franklin Custodian Funds

FRANKLIN INCOME FUND

                             SIX MONTHS ENDED
                              MARCH 31, 2010                                  YEAR ENDED SEPTEMBER 30,
                               (UNAUDITED)           2009              2008             2007             2006            2005
                             ---------------------------------------------------------------------------------------------------
CLASS R

PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value, beginning
   of period ..............  $        1.96       $      1.95      $      2.71      $      2.55      $      2.48      $      2.40
                             ---------------------------------------------------------------------------------------------------

Income from investment
   operations (a) :

   Net investment
      income (b) ..........           0.07              0.13             0.15             0.13             0.13             0.13

   Net realized and
      unrealized gains
      (losses) ............           0.11              0.03            (0.71)            0.20             0.09             0.10
                             ---------------------------------------------------------------------------------------------------
Total from investment
   operations .............           0.18              0.16            (0.56)            0.33             0.22             0.23
                             ---------------------------------------------------------------------------------------------------
Less distributions from:

   Net investment income ..          (0.07)            (0.15)           (0.14)           (0.13)           (0.14)           (0.14)

   Net realized gains .....             --                --(c)         (0.06)           (0.04)           (0.01)           (0.01)
                             ---------------------------------------------------------------------------------------------------
Total distributions .......          (0.07)            (0.15)           (0.20)           (0.17)           (0.15)           (0.15)
                             ---------------------------------------------------------------------------------------------------
Redemption fees (d) .......             --                --               --(c)            --(c)            --(c)            --(c)
                             ---------------------------------------------------------------------------------------------------
Net asset value, end
   of period ..............  $        2.07       $      1.96      $      1.95      $      2.71      $      2.55      $      2.48
                             ===================================================================================================

Total return (e) ..........           9.40%            10.31%          (21.91)%          13.47%            9.43%           10.15%

RATIOS TO AVERAGE NET
   ASSETS (f)

Expenses ..................           1.00%(g)          1.03%(g)         0.97%(g)         0.98%(g)         0.99%(h)         1.00%(h)

Net investment income .....           6.83%             7.58%            6.09%            4.96%            5.26%            5.19%

SUPPLEMENTAL DATA

Net assets, end of
   period (000's) .........  $     356,917       $   315,298      $   267,956      $   286,670      $   183,609      $   122,222

Portfolio turnover rate ...          23.03%            51.36%           39.92%           25.45%           28.35%           28.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Amount rounds to less than $0.01 per share.

(d)   Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.

70 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND

                             SIX MONTHS ENDED
                              MARCH 31, 2010                                  YEAR ENDED SEPTEMBER 30,
                               (UNAUDITED)           2009            2008             2007             2006             2005
                             ---------------------------------------------------------------------------------------------------
ADVISOR CLASS

PER SHARE OPERATING
   PERFORMANCE
(for a share outstanding
   throughout the period)

Net asset value, beginning
   of period ............... $        1.98       $      1.97      $      2.73      $      2.56      $      2.49      $      2.41
                             ---------------------------------------------------------------------------------------------------
Income from investment
   operations (a):

   Net investment
      income (b) ...........          0.07              0.14             0.16             0.15             0.14             0.14

   Net realized and
      unrealized gains
      (losses) .............          0.12              0.03            (0.70)            0.21             0.09             0.11
                             ---------------------------------------------------------------------------------------------------
Total from investment
   operations ..............          0.19              0.17            (0.54)            0.36             0.23             0.25
                             ---------------------------------------------------------------------------------------------------
Less distributions from:

   Net investment income ...         (0.08)            (0.16)           (0.16)           (0.15)           (0.15)           (0.16)

   Net realized gains ......            --                --(c)         (0.06)           (0.04)           (0.01)           (0.01)
                             ---------------------------------------------------------------------------------------------------
Total distributions ........         (0.08)            (0.16)           (0.22)           (0.19)           (0.16)           (0.17)
                             ---------------------------------------------------------------------------------------------------
Redemption fees (d) ........            --                --               --(c)            --(c)            --(c)            --(c)
                             ---------------------------------------------------------------------------------------------------
Net asset value, end of
   period .................. $        2.09       $      1.98      $      1.97      $      2.73      $      2.56      $      2.49
                             ===================================================================================================

Total return (e) ...........          9.60%            10.79%          (21.33)%          14.36%            9.94%           10.65%

RATIOS TO AVERAGE NET
   ASSETS (f)

Expenses ...................          0.50%(g)          0.53%(g)         0.47%(g)         0.48%(g)         0.49%(h)         0.50%(h)

Net investment income ......          7.33%             8.08%            6.59%            5.46%            5.76%            5.69%

SUPPLEMENTAL DATA

Net assets, end of period
   (000's) ................. $   4,434,847       $ 4,183,925      $ 4,259,806      $ 6,195,966      $ 3,786,643      $ 2,280,318

Portfolio turnover rate ....         23.03%            51.36%           39.92%           25.45%           28.35%           28.51%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b) Based on average daily shares outstanding.

(c) Amount rounds to less than $0.01 per share.

(d) Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return is not annualized for periods less than one year.

(f) Ratios are annualized for periods less than one year.

(g) Benefit of expense reduction rounds to less than 0.01%.

(h) Benefit of waiver and payment by affiliate and expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 71

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

FRANKLIN INCOME FUND                                                            COUNTRY         SHARES/WARRANTS         VALUE
-------------------------------------------------------------------------    --------------     ---------------    ---------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS 28.1%
            CONSUMER DISCRETIONARY 1.9%
        (a) Charter Communications Inc. .................................    United States         11,871,333      $   409,560,988
        (a) Charter Communications Inc., A ..............................    United States          4,084,845          140,927,153
        (a) Charter Communications Inc., wts., 11/30/14 .................    United States          2,112,650           11,725,208
(a),(b),(c) Dex One Corp. ...............................................    United States         10,242,757          285,977,775
        (a) SuperMedia Inc. .............................................    United States            127,517            5,215,445
        (a) SuperMedia Inc., Litigation Trust ...........................    United States         30,326,101              341,169
            Target Corp. ................................................    United States          2,500,000          131,500,000
                                                                                                                   ---------------
                                                                                                                       985,247,738
                                                                                                                   ---------------

            CONSUMER STAPLES 0.6%
            Diageo PLC ..................................................    United Kingdom        10,000,000          167,923,971
            PepsiCo Inc. ................................................    United States          2,500,000          165,400,000
                                                                                                                   ---------------
                                                                                                                       333,323,971
                                                                                                                   ---------------

            ENERGY 4.8%
    (a),(b) Callon Petroleum Co. ........................................    United States          4,181,258           22,411,543
        (b) Canadian Oil Sands Trust ....................................       Canada             26,000,000          779,807,929
            ConocoPhillips ..............................................    United States         11,200,000          573,104,000
            Exxon Mobil Corp. ...........................................    United States         13,000,000          870,740,000
            Spectra Energy Corp. ........................................    United States         11,500,000          259,095,000
                                                                                                                   ---------------
                                                                                                                     2,505,158,472
                                                                                                                   ---------------

            FINANCIALS 4.7%
            Bank of America Corp. .......................................    United States         41,071,000          733,117,350
            Barclays PLC ................................................    United Kingdom        15,000,000           82,056,519
        (a) Citigroup Inc. ..............................................    United States         30,000,000          121,500,000
        (b) Colony Financial Inc. .......................................    United States          1,250,000           25,000,000
            HSBC Holdings PLC ...........................................    United Kingdom        35,000,000          355,031,661
    (a),(b) iStar Financial Inc. ........................................    United States          5,213,500           23,929,965
            JPMorgan Chase & Co. ........................................    United States         10,250,000          458,687,500
            Wells Fargo & Co. ...........................................    United States         21,575,000          671,414,000
                                                                                                                   ---------------
                                                                                                                     2,470,736,995
                                                                                                                   ---------------

            HEALTH CARE 2.3%
            Abbott Laboratories .........................................    United States            739,800           38,972,664
            Johnson & Johnson ...........................................    United States          5,000,000          326,000,000
            Merck & Co. Inc. ............................................    United States         23,000,000          859,050,000
                                                                                                                   ---------------
                                                                                                                     1,224,022,664
                                                                                                                   ---------------

            INDUSTRIALS 0.0% (d)
        (a) Nortek Inc. .................................................    United States             40,000            1,620,000
                                                                                                                   ---------------

            MATERIALS 0.3%
            Nucor Corp. .................................................    United States          3,000,000          136,140,000
                                                                                                                   ---------------

            TELECOMMUNICATION SERVICES 2.2%
            AT&T Inc. ...................................................    United States         18,250,000          471,580,000
            Verizon Communications Inc. .................................    United States          9,000,000          279,180,000
            Vodafone Group PLC ..........................................    United Kingdom       175,000,000          404,000,628
                                                                                                                   ---------------
                                                                                                                     1,154,760,628
                                                                                                                   ---------------

72 | Semiannual Report

Franklin Custodian Funds


FRANKLIN INCOME FUND                                                            COUNTRY        SHARES/WARRANTS        VALUE
-------------------------------------------------------------------------    -------------     ---------------    ---------------
            COMMON STOCKS AND OTHER EQUITY INTERESTS (CONTINUED)
            UTILITIES 11.3%
            AGL Resources Inc. ..........................................    United States          3,000,000     $    115,950,000
            Alliant Energy Corp. ........................................    United States          1,000,000           33,260,000
            Ameren Corp. ................................................    United States          8,250,000          215,160,000
            American Electric Power Co. Inc. ............................    United States         10,000,000          341,800,000
            American Water Works Co. Inc. ...............................    United States          1,388,400           30,211,584
(a),(e),(f) Calpine Corp., Contingent Distribution ......................    United States        125,000,000                   --
            CenterPoint Energy Inc. .....................................    United States          6,000,000           86,160,000
            Consolidated Edison Inc. ....................................    United States          5,300,000          236,062,000
            Dominion Resources Inc. .....................................    United States         10,500,000          431,655,000
            DTE Energy Co. ..............................................    United States          4,250,000          189,550,000
            Duke Energy Corp. ...........................................    United States         34,000,000          554,880,000
            FirstEnergy Corp. ...........................................    United States          2,800,000          109,452,000
            FPL Group Inc. ..............................................    United States          7,375,000          356,433,750
            NiSource Inc. ...............................................    United States          2,800,000           44,240,000
            PG&E Corp. ..................................................    United States         11,500,000          487,830,000
            Pinnacle West Capital Corp. .................................    United States          4,500,000          169,785,000
            Portland General Electric Co. ...............................    United States          2,400,000           46,344,000
            PPL Corp. ...................................................    United States          2,000,000           55,420,000
            Progress Energy Inc. ........................................    United States          9,400,000          369,984,000
            Public Service Enterprise Group Inc. ........................    United States         15,000,000          442,800,000
            Sempra Energy ...............................................    United States          6,500,000          324,350,000
            The Southern Co. ............................................    United States         21,000,000          696,360,000
            TECO Energy Inc. ............................................    United States         10,000,000          158,900,000
            Xcel Energy Inc. ............................................    United States         18,500,000          392,200,000
                                                                                                                  ----------------
                                                                                                                     5,888,787,334
                                                                                                                  ----------------

            TOTAL COMMON STOCKS AND OTHER EQUITY INTERESTS
               (COST $13,789,032,748) ...................................                                           14,699,797,802
                                                                                                                  ----------------

            CONVERTIBLE PREFERRED STOCKS 3.1%
            CONSUMER DISCRETIONARY 0.2%
        (a) General Motors Corp., 6.25%, cvt. pfd., C ...................    United States         11,000,000           95,148,900
                                                                                                                  ----------------

            FINANCIALS 2.3%
            Bank of America Corp., 7.25%, cvt. pfd., L ..................    United States            600,408          585,397,800
        (a) Fannie Mae, 5.375%, cvt. pfd. ...............................    United States              4,700           16,215,000
        (a) Fannie Mae, 8.75%, cvt. pfd. ................................    United States          3,239,000            5,263,375
        (a) Felcor Lodging Trust Inc., 7.80%, cvt. pfd., A ..............    United States          3,000,000           54,300,000
        (g) Forest City Enterprises Inc., 7.00%, cvt. pfd., 144A ........    United States          1,000,000           56,180,000
        (a) Lehman Brothers Holdings Inc., 7.25%, cvt. pfd., P ..........    United States          1,000,650            2,491,619
        (a) Lehman Brothers Holdings Inc., 8.75%, cvt. pfd., Q ..........    United States            550,000            1,210,000
            Wells Fargo & Co., 7.50%, cvt. pfd., A ......................    United States            500,000          488,500,000
                                                                                                                  ----------------
                                                                                                                     1,209,557,794
                                                                                                                  ----------------

            HEALTH CARE 0.5%
            Tenet Healthcare Corp., 7.00%, cvt. pfd. ....................    United States            250,000          258,137,500
                                                                                                                  ----------------

            UTILITIES 0.1%
            FPL Group Inc., 8.375%, cvt. pfd. ...........................    United States            900,000           45,634,500
                                                                                                                  ----------------

            TOTAL CONVERTIBLE PREFERRED STOCKS
               (COST $3,671,187,627) ....................................                                            1,608,478,694
                                                                                                                  ----------------

                                                          Semiannual Report | 73

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                                    COUNTRY      SHARES/WARRANTS      VALUE
----------------------------------------------------------------------------------   -------------   ---------------   -------------
    (h) EQUITY-LINKED SECURITIES 5.6%
        CONSUMER DISCRETIONARY 0.2%
    (g) JPMorgan Chase into Comcast Corp., 8.00%, 144A ...........................   United States       5,000,000     $  95,006,500
                                                                                                                       -------------

        ENERGY 1.4%
    (g) Barclays Bank PLC into Weatherford International Ltd., 12.00%, 144A ......   United States       7,350,000       129,617,250
        Credit Suisse into Halliburtun Co., 12.00% ...............................   United States       4,000,000        94,922,000
        Credit Suisse into Weatherford International Ltd., 11.00% ................   United States       6,315,000       105,749,727
    (g) Deutsche Bank AG into Chesapeake Energy Corp., 12.00%, 144A ..............   United States       6,200,000       157,572,380
    (g) The Goldman Sachs Group Inc. into Devon Energy Corp., 10.55%, 144A .......   United States       1,600,000        96,456,320
    (g) The Goldman Sachs Group Inc. into XTO Energy Inc., 9.00%, 144A ...........   United States       3,600,000       166,793,760
                                                                                                                       -------------
                                                                                                                         751,111,437
                                                                                                                       -------------

        FINANCIALS 1.1%
        Credit Suisse into Bank of America Corp., 10.00% .........................   United States       6,310,000       115,984,110
        Credit Suisse into Bank of America Corp., 11.10% .........................   United States       8,850,000       161,357,625
    (g) The Goldman Sachs Group Inc. into Citigroup Inc., 10.00%, 144A ...........   United States      22,000,000        90,257,860
(g),(i) Deutsche Bank AG into Citigroup Inc., 10.00%, 144A .......................   United States      24,500,000       100,450,000
    (g) Morgan Stanley into Wells Fargo & Co., 8.00%, 144A .......................   United States       3,000,000        90,260,100
                                                                                                                       -------------
                                                                                                                         558,309,695
                                                                                                                       -------------

        INDUSTRIALS 0.2%
    (g) JPMorgan Chase & Co. into First Solar Inc., 10.00%, 144A .................   United States         687,800        84,776,165
                                                                                                                       -------------

        INFORMATION TECHNOLOGY 1.1%
    (g) Barclays Bank PLC into Intel Corp., 8.00%, 144A ..........................   United States       9,653,000       216,215,616
    (g) The Goldman Sachs Group Inc. into Intel Corp., 10.00%, 144A ..............   United States       7,500,000       144,037,500
    (g) The Goldman Sachs Group Inc. into Xerox Corp., 12.00%, 144A ..............   United States      13,400,000       123,417,752
    (g) Morgan Stanley into Xilinx Inc., 8.00%, 144A .............................   United States       4,000,000       101,810,400
                                                                                                                       -------------
                                                                                                                         585,481,268
                                                                                                                       -------------

        MATERIALS 1.3%
    (g) Barclays Capital PLC into Newmont Mining Corp., 8.50%, 144A ..............   United States       3,044,000       158,697,418
    (g) Deutsche Bank AG into Newmont Mining Corp., 10.00%, 144A .................   United States       2,108,000       107,109,588
    (g) The Goldman Sachs Group Inc. into Barrick Gold Corp., 12.5%, 144A ........   United States       5,000,000       194,020,000
    (g) JPMorgan Chase into AngloGold Ashanti Ltd., 10.00%, 144A .................   United States       2,683,000       103,014,053
    (g) Morgan Stanley into Freeport-Mcmoran Copper & Gold Inc., 9.00%, 144A .....   United States       1,250,000       103,277,375
                                                                                                                       -------------
                                                                                                                         666,118,434
                                                                                                                       -------------

74 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                     COUNTRY            SHARES/WARRANTS          VALUE
-----------------------------------------------------------------     --------------        ---------------    ----------------
    (h) EQUITY-LINKED SECURITIES (CONTINUED)
        UTILITIES 0.3%
    (g) Barclays Capital into Calpine Corp., 8.00%, 144A ........     United States              7,500,000     $     87,687,750
        Credit Suisse into Calpine Corp., 8.00% .................     United States              8,000,000           97,941,600
                                                                                                               ----------------
                                                                                                                    185,629,350
                                                                                                               ----------------
        TOTAL EQUITY-LINKED SECURITIES
         (COST $2,769,186,793) ..................................                                                 2,926,432,849
                                                                                                               ----------------
        PREFERRED STOCKS 0.5%
        FINANCIALS 0.5%
    (a) Fannie Mae, 6.75%, pfd. .................................     United States               3,000,000           2,790,000
    (a) Fannie Mae, 7.625%, pfd., R .............................     United States               2,399,400           2,639,340
    (a) Fannie Mae, 8.25%, pfd. .................................     United States              11,784,000          14,965,680
    (a) Freddie Mac, 8.375%, pfd., Z ............................     United States              16,608,000          21,092,160
    (g) GMAC Inc., 7.00%, pfd., 144A ............................     United States                 267,636         204,022,268
                                                                                                               ----------------
        TOTAL PREFERRED STOCKS (COST $ 928,695,780) .............                                                   245,509,448
                                                                                                               ----------------
                                                                                           PRINCIPAL AMOUNT(j)
                                                                                           -------------------
(K),(L) SENIOR FLOATING RATE INTERESTS 5.3%
        CONSUMER DISCRETIONARY 1.3%
        Clear Channel Communications Inc., Term Loan B, 3.898%,
         11/13/15 ...............................................     United States             537,786,283         438,715,832
    (b) Dex Media West LLC, Term Loan B, 7.50%, 10/24/14 ........     United States               7,235,086           6,919,680
        Harrah's Operating Co. Inc., Incremental Term Loan,
         9.50%, 10/01/16 ........................................     United States             100,000,000         103,659,700
        Jarden Corp., Term Loan B-3, 2.79%, 1/24/12 .............     United States              61,651,580          61,747,633
    (b) R.H. Donnelley Inc., Term Loan B, 8.50%, 10/24/14 .......     United States              40,369,177          39,632,439
        SuperMedia Inc., Exit Term Loan, 11.00%, 12/31/15 .......     United States              27,503,638          25,879,218
    (i) Univision Communications Inc., Initial Term Loan,
         2.54%, 9/29/14 .........................................     United States              20,000,000          17,864,940
                                                                                                               ----------------
                                                                                                                    694,419,442
                                                                                                               ----------------
        HEALTH CARE 0.1%
        HCA Inc., Term Loan A-1, 1.54%, 11/19/12 ................     United States              36,898,997          35,932,907
                                                                                                               ----------------

        INDUSTRIALS 0.8%
        Allison Transmission Inc., Term Loan B, 2.98% - 3.01%,
         8/07/14 ................................................     United States             172,716,862         164,697,790
        Altegrity Inc., Term Loan B, 3.271%, 2/21/15 ............     United States              97,268,749          90,095,179
        Ceva Group PLC,
          Dollar Pre-Refunded L/C Commitment, 3.29%, 8/01/12 ....     United States              13,684,211          12,486,842
          EGL Term Loans, 3.24%, 8/01/12 ........................     United States             113,117,105         102,512,377
        Diversey Inc., Tranche B Dollar Term Loan, 5.50%,
         11/24/15 ...............................................     United States              40,000,000          40,525,000
                                                                                                               ----------------
                                                                                                                    410,317,188
                                                                                                               ----------------
        INFORMATION TECHNOLOGY 1.8%
        First Data Corp.,
          Term Loan B-2, 3.032% - 3.04%, 9/24/14 ................     United States             243,750,000         216,203,569
          Term Loan B-3, 3.032% - 3.04%, 9/24/14 ................     United States             326,771,616         289,192,880

                                                          Semiannual Report | 75

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                            COUNTRY       PRINCIPAL AMOUNT(J)      VALUE
-------------------------------------------------------------------------    -------------    ------------------- ----------------
    (k),(l) SENIOR FLOATING RATE INTERESTS (CONTINUED)
            INFORMATION TECHNOLOGY (CONTINUED)
            Freescale Semiconductor Inc.,
             Incremental Term Loan, 12.50%, 12/15/14 ....................    United States         353,531,239    $    365,021,005
             Term Loan, 4.479%, 12/01/16 ................................    United States          62,244,671          58,899,020
                                                                                                                  ----------------
                                                                                                                       929,316,474
                                                                                                                  ----------------
            MATERIALS 0.2%
            Novelis Corp., U.S. Term Loan, 2.25% - 2.30%, 7/07/14 .......    United States          97,950,214          95,064,209
                                                                                                                  ----------------

            UTILITIES 1.1%
            Texas Competitive Electric Holdings Co. LLC,
             Delayed Draw, Term Loan, 3.729% - 3.79%, 10/10/14 ..........    United States         209,737,500         168,911,466
             Term Loan B-1, 3.729% - 3.79%, 10/10/14 ....................    United States         171,676,825         141,365,221
             Term Loan B-2, 3.729% - 3.79%, 10/10/14 ....................    United States         100,428,557          82,721,094
             Term Loan B-3, 3.729% - 3.79%, 10/10/14 ....................    United States         268,812,500         218,949,932
                                                                                                                  ----------------
                                                                                                                       611,947,713
                                                                                                                  ----------------
            TOTAL SENIOR FLOATING RATE INTERESTS
             (COST $3,311,810,124)                                                                                   2,776,997,933
                                                                                                                  ----------------
            CORPORATE BONDS 54.0%
            CONSUMER DISCRETIONARY 12.5%
            Cablevision Systems Corp., senior note,
             (g) 144A, 8.625%, 9/15/17 ..................................    United States         100,000,000         106,250,000
                 B, 8.00%, 4/15/12 ......................................    United States         450,000,000         483,187,500
        (g) CCH II LLC/CCH II Capital Corp., senior note, 144A, 13.50%,
             11/30/16 ...................................................    United States         227,347,163         272,248,228
            CCO Holdings LLC, senior note, 8.75%, 11/15/13 ..............    United States          80,000,000          82,400,000
        (g) Cequel Communications Holdings I LLC, senior note, 144A,

             8.625%, 11/15/17 ...........................................    United States          65,000,000          67,112,500
        (g) Clear Channel Worldwide Holdings Inc., senior note,
                A, 144A, 9.25%, 12/15/17 ................................    United States          28,700,000          29,955,625
                B, 144A, 9.25%, 12/15/17 ................................    United States         116,050,000         121,852,500
        (g)    CSC Holdings Inc., senior note, 144A, 8.50%, 4/15/14 .....    United States          67,300,000          72,011,000
(b),(c),(m) Dex One Corp., senior sub. note, PIK, 14.00%,
             1/29/17 ....................................................    United States          81,136,340          83,164,748
            DISH DBS Corp., senior note, 7.875%, 9/01/19 ................    United States         140,000,000         146,300,000
            Dollar General Corp.,
                senior note, 10.625%, 7/15/15 ...........................    United States         306,698,000         338,134,545
        (m)     senior sub. note, PIK, 11.875%, 7/15/17 .................    United States          55,000,000          64,350,000
            EchoStar DBS Corp., senior note,
                7.75%, 5/31/15 ..........................................    United States         130,000,000         136,500,000
                7.125%, 2/01/16 .........................................    United States         245,000,000         250,818,750
            Ford Motor Credit Co. LLC,
                7.375%, 2/01/11 .........................................    United States         200,000,000         206,000,000
                8.00%, 6/01/14 ..........................................    United States         400,000,000         421,473,200
                senior note, 9.875%, 8/10/11 ............................    United States          75,000,000          79,568,850
                senior note, 7.25%, 10/25/11 ............................    United States         185,000,000         191,339,765
                senior note, 7.50%, 8/01/12 .............................    United States         395,000,000         409,231,455
                senior note, 7.00%, 10/01/13 ............................    United States          25,000,000          25,888,275
                senior note, 8.70%, 10/01/14 ............................    United States          20,000,000          21,650,000

76 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                        COUNTRY        PRINCIPAL AMOUNT(j)       VALUE
-------------------------------------------------------------------      --------------    -------------------   --------------
     CORPORATE BONDS (CONTINUED)
     CONSUMER DISCRETIONARY (CONTINUED)
     Ford Motor Credit Co. LLC, (continued)
          senior note, 12.00%, 5/15/15 ............................      United States          120,000,000      $  143,497,560
          senior note, 8.125%, 1/15/20 ............................      United States           47,700,000          50,120,537
      (k) senior note, FRN, 5.507%, 6/15/11 .......................      United States          190,000,000         193,127,254
      (k) senior note, FRN, 3.001%, 1/13/12 .......................      United States          243,000,000         235,996,300
(n)  General Motors Corp., senior deb., 8.375%, 7/15/33 ...........      United States          510,000,000         193,800,000
     Harrah's Operating Co. Inc., senior secured note, 11.25%,
      6/01/17 .....................................................      United States          150,000,000         162,375,000
     Host Hotels & Resorts LP, senior note,
      (g) 144A, 9.00%, 5/15/17 ....................................      United States          125,750,000         136,438,750
          K, 7.125%, 11/01/13 .....................................      United States           85,500,000          87,423,750
          O, 6.375%, 3/15/15 ......................................      United States          240,000,000         239,400,000
          Q, 6.75%, 6/01/16 .......................................      United States          190,000,000         191,425,000
          S, 6.875%, 11/01/14 .....................................      United States          110,000,000         111,650,000
     Jarden Corp., senior note, 8.00%, 5/01/16 ....................      United States           10,600,000          11,156,500
     KB Home, senior note,
          5.75%, 2/01/14 ..........................................      United States           75,000,000          73,125,000
          6.25%, 6/15/15 ..........................................      United States           90,000,000          86,850,000
          9.10%, 9/15/17 ..........................................      United States           49,000,000          51,940,000
          7.25%, 6/15/18 ..........................................      United States           70,500,000          67,856,250
     Limited Brands Inc., senior note, 8.50%, 6/15/19 .............      United States           21,400,000          23,968,000
     MGM MIRAGE,
          senior note, 8.50%, 9/15/10 .............................      United States           40,000,000          40,450,000
          senior note, 6.75%, 4/01/13 .............................      United States           70,000,000          63,700,000
      (g) senior note, 144A, 11.375%, 3/01/18 .....................      United States           25,000,000          24,250,000
      (g) senior secured note, 144A, 9.00%, 3/15/20 ...............      United States           35,375,000          36,613,125
     Michaels Stores Inc., senior note, 10.00%, 11/01/14 ..........      United States           48,235,000          51,129,100
(g)  Univision Communications Inc.,
      (m) senior note, 144A, PIK, 10.50%, 3/15/15 .................      United States          293,555,406         254,659,315
          senior secured note, 144A, 12.00%, 7/01/14 ..............      United States           26,500,000          29,150,000
(g)  UPC Germany GmbH, ............................................
          senior secured bond, 144A, 8.125%, 12/01/17 .............         Germany              52,700,000          54,676,250
          senior secured note, 144A, 8.125%, 12/01/17 .............         Germany              43,900,000 EUR      61,683,535
          senior sub. note, 144A, 9.625%, 12/01/19 ................         Germany              23,100,000 EUR      33,081,808
(g)  Virgin Media Secured Finance, senior secured note, 144A, .....
       7.00%, 1/15/18 .............................................      United States           70,000,000 GBP     108,673,698
     Visant Holding Corp., senior note, 8.75%, 12/01/13 ...........      United States           50,000,000          51,500,000
(g)  WMG Acquisition Corp., senior secured note, 144A, 9.50%,
       6/15/16 ....................................................      United States            7,700,000           8,267,875
     Wyndham Worldwide Corp., senior note,
          9.875%, 5/01/14 .........................................      United States           25,000,000          28,416,425
          6.00%, 12/01/16 .........................................      United States           21,727,000          21,541,191
                                                                                                                 --------------
                                                                                                                  6,537,379,164
                                                                                                                 --------------
     CONSUMER STAPLES 0.5%
(g)  JBS USA LLC, senior note, 144A, 11.625%, 11.625%,
      5/01/14  ....................................................      United States          134,500,000         154,002,500
     SUPERVALU Inc., senior note, 8.00%, 5/01/16 ..................      United States          108,500,000         110,398,750
                                                                                                                 --------------
                                                                                                                    264,401,250
                                                                                                                 --------------

                                                          Semiannual Report | 77

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                       COUNTRY         PRINCIPAL AMOUNT(j)        VALUE
---------------------------------------------------------------------   -------------      -------------------   --------------
        CORPORATE BONDS (CONTINUED)
        ENERGY 10.0%
        Alon Refining Krotz Springs Inc., senior secured note,
           13.50%, 10/15/14 .........................................   United States            30,000,000      $   29,100,000
    (g) Antero Resources Finance, senior note, 144A, 9.375%,
           12/01/17 .................................................   United States           106,200,000         109,917,000
        Bill Barrett Corp., senior note, 9.875%, 7/17/16 ............   United States             8,800,000           9,526,000
    (b) Callon Petroleum Co., senior secured note, 13.00%,
             9/15/16 ...............................................    United States            83,625,000          71,499,375
        Chesapeake Energy Corp., senior note,
             7.625%, 7/15/13 ........................................   United States            55,000,000          57,612,500
             9.50%, 2/15/15 .........................................   United States           220,000,000         240,350,000
             6.50%, 8/15/17 .........................................   United States           183,000,000         177,967,500
             6.25%, 1/15/18 .........................................   United States           165,000,000         157,987,500
             7.25%, 12/15/18 ........................................   United States           188,065,000         189,005,325
             6.875%, 11/15/20 .......................................   United States           158,000,000         154,445,000
(g),(i) Consol Energy Inc., senior note, 144A,
             8.00%, 4/01/17 .........................................   United States            42,450,000          43,829,625
             8.25%, 4/01/20 .........................................   United States            80,850,000          83,477,625
        Denbury Resources Inc., senior sub. note, 8.25%, 2/15/20 ....   United States            77,700,000          82,750,500
        El Paso Corp., senior note,
             12.00%, 12/12/13 .......................................   United States           161,600,000         189,880,000
             7.25%, 4/01/18 .........................................   United States            50,000,000          51,845,350
             MTN, 7.75%, 1/15/32 ....................................   United States           250,000,000         246,902,500
    (g) Expro Finance Luxembourg, senior secured note, 144A,
           8.50%, 12/15/16 ..........................................   United Kingdom           56,800,000          57,651,318
        Forest Oil Corp., senior note, ..............................
             8.50%, 2/15/14 .........................................   United States           115,000,000         121,900,000
             7.25%, 6/15/19 .........................................   United States            47,875,000          48,353,750
    (g) Holly Corp., senior note, 144A, 9.875%, 6/15/17 .............   United States            35,000,000          36,225,000
(g),(i)  Linn Energy Corp., senior note,144A, 8.625%, 4/15/20 .......   United States           100,000,000         100,375,000
        Mariner Energy Inc., senior note,
             7.50%, 4/15/13 .........................................   United States            46,500,000          47,081,250
             11.75%, 6/30/16 ........................................   United States            11,300,000          12,740,750
             8.00%, 5/15/17 .........................................   United States            48,900,000          48,288,750
        Newfield Exploration Co.,
             senior sub. bond, 6.875%, 2/01/20 ......................   United States           120,000,000         121,500,000
             senior sub. note, 6.625%, 4/15/16 ......................   United States           128,000,000         130,880,000
             senior sub. note, 7.125%, 5/15/18 ......................   United States             7,600,000           7,752,000
        OPTI Canada Inc., senior note, 7.875%, 12/15/14 .............       Canada               70,000,000          65,800,000
        Petrohawk Energy Corp., senior note,
             9.125%, 7/15/13 ........................................   United States            85,000,000          89,143,750
             10.50%, 8/01/14 ........................................   United States           129,050,000         143,084,187
             7.875%, 6/01/15                                            United States           141,000,000         144,348,750
    (g)    Petroplus Finance Ltd., senior note, 144A,
             6.75%, 5/01/14 .........................................    Switzerland            120,000,000         108,600,000
             7.00%, 5/01/17 .........................................    Switzerland             92,050,000          79,623,250
             9.375%, 9/15/19 ........................................      Bermuda               94,930,000          86,860,950
        Pioneer Natural Resources Co.,
             6.65%, 3/15/17 .........................................   United States            15,000,000          15,071,700
             senior bond, 6.875%, 5/01/18 ...........................   United States           110,000,000         110,488,510

78 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                      COUNTRY           PRINCIPAL AMOUNT(j)      VALUE
-----------------------------------------------------------------      --------------       -------------------  --------------
    CORPORATE BONDS (CONTINUED)
    ENERGY (CONTINUED)
    Plains Exploration & Production Co., senior note,
            7.75%, 6/15/15 ......................................      United States              95,500,000     $   97,290,625
            10.00%, 3/01/16 .....................................      United States              80,000,000         88,800,000
            8.625%, 10/15/19 ....................................      United States              50,000,000         53,250,000
    Quicksilver Resources Inc., senior note,
            11.75%, 1/01/16 .....................................      United States              26,800,000         30,820,000
            9.125%, 8/15/19 .....................................      United States              90,000,000         94,950,000
    Sabine Pass LNG LP, senior secured note,
            7.25%, 11/30/13 .....................................      United States             100,000,000         94,500,000
            7.50%, 11/30/16 .....................................      United States             275,000,000        244,062,500
    SandRidge Energy Inc., senior note,
        (g) 144A, 9.875%, 5/15/16 ...............................      United States             106,300,000        109,754,750
        (g) 144A, 8.00%, 6/01/18 ................................      United States             232,500,000        222,037,500
        (g) 144A, 8.75%, 1/15/20 ................................      United States              85,150,000         83,447,000
        (k) FRN, 3.876%, 4/01/14 ................................      United States              68,925,000         63,235,448
        (m) PIK, 8.625%, 4/01/15 ................................      United States              46,995,000         45,937,613
    SEACOR Holdings Inc., senior note, 7.375%, 10/01/19 .........      United States              25,000,000         25,777,575
    SESI LLC, senior note, 6.875%, 6/01/14 ......................      United States             117,000,000        115,245,000
    Tesoro Corp.,
        (f) 7.50%, 7/17/12 ......................................      United States             100,000,000         92,407,100
            senior note, 6.50%, 6/01/17 .........................      United States              37,000,000         34,225,000
            senior note, 9.75%, 6/01/19 .........................      United States              41,400,000         43,470,000
(g) W&T Offshore Inc., senior note, 144A, 8.25%, 6/15/14 ........      United States             192,500,000        181,912,500
(g) Western Refining Inc.,
        (k) senior note, 144A, FRN, 10.75% 6/15/14 ..............      United States              25,000,000         22,625,000
            senior secured note, 144A, 11.25%, 6/15/17 ..........      United States              25,000,000         22,625,000
                                                                                                                 --------------
                                                                                                                  5,238,237,326
                                                                                                                 --------------

    FINANCIALS 6.0%
(o) Bank of America Corp., pfd., sub. bond, M, 8.125%,
      Perpetual .................................................      United States             100,000,000        102,158,000
    Duke Realty LP, senior note,
            5.95%, 2/15/17 ......................................      United States              37,500,000         36,899,025
            6.50%, 1/15/18 ......................................      United States              35,500,000         35,547,463
            8.25%, 8/15/19 ......................................      United States              19,400,000         21,672,574
(p) FelCor Lodging LP, senior secured note, 10.00%, 10/01/14 ....      United States             157,450,000        162,960,750
    Forest City Enterprises Inc., senior note, 7.625%,
      6/01/15 ...................................................      United States              42,250,000         39,503,750
    GMAC Inc., senior note,
            6.875%, 8/28/12 .....................................      United States             160,000,000        163,000,000
        (g) 144A, 8.00%, 3/15/20 ................................      United States             300,000,000        308,250,000
    HCP Inc., senior note,
            6.00%, 1/30/17 ......................................      United States              33,325,000         33,221,359
            5.625%, 5/01/17 .....................................      United States              15,040,000         14,680,484
            6.70%, 1/30/18                                             United States              10,500,000         10,716,132
(g) International Lease Finance Corp., senior note, 144A,
            8.625%, 9/15/15 .....................................      United States              58,300,000         59,738,203
            8.75%, 3/15/17 ......................................      United States             171,500,000        175,806,536
(b) iStar Financial Inc.,
            8.625%, 6/01/13 .....................................      United States             174,100,000        150,596,500
        (g) senior secured note, 144A, 8.00%, 3/15/11 ...........      United States               6,142,000          6,149,678
        (g) senior secured note, 144A, 10.00%, 6/15/14 ..........      United States             117,350,000        117,936,750


                                                          Semiannual Report | 79

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                        COUNTRY        PRINCIPAL AMOUNT(j)         VALUE
-------------------------------------------------------------------     ---------------    -------------------    ---------------
        CORPORATE BONDS (CONTINUED)
        FINANCIALS (CONTINUED)
(o)     JPMorgan Chase & Co., junior sub. note, 1, 7.90%,
        Perpetual ..................................................     United States          865,000,000       $   925,293,960
(g),(i) LBI Escrow Corp., senior secured note, 144A, 8.00%,
         11/01/17 ...................................................    United States           88,000,000            91,410,000
(g),(k) Liberty Mutual Group, junior sub. note, 144A, FRN,
         10.75%, 6/15/88 ............................................    United States          100,000,000           113,000,000
(g)     Reynolds Group Escrow, senior secured note, 144A,
         7.75%, 10/15/16 ...........................................     United Kingdom          10,000,000            10,325,000
(o)     Wells Fargo Capital XIII, pfd., 7.70%, Perpetual ...........     United States           44,500,000            46,168,750
(o)     Wells Fargo Capital XV, pfd., 9.75%, Perpetual .............     United States          449,600,000           505,800,000
                                                                                                                  ---------------
                                                                                                                    3,130,834,914
                                                                                                                  ---------------
        HEALTH CARE 6.6%
        Community Health Systems Inc., senior sub. note, 8.875%,
         7/15/15 ...................................................     United States          375,000,000           389,062,500
        DaVita Inc.,
          senior note, 6.625%, 3/15/13 .............................     United States           40,000,000            40,450,000
          senior sub. note, 7.25%, 3/15/15 .........................     United States           70,000,000            71,750,000
        HCA Inc.,
          6.75%, 7/15/13 ...........................................     United States           79,320,000            79,716,600
          6.375%, 1/15/15 ..........................................     United States          169,455,000           161,829,525
          senior note, 6.50%, 2/15/16 ..............................     United States          195,000,000           185,981,250
          senior secured note, 9.25%, 11/15/16 .....................     United States          300,000,000           319,687,500
    (g)   senior secured note, 144A, 8.50%, 4/15/19 ................     United States          190,000,000           205,318,750
    (g)   senior secured note, 144A, 7.875%, 2/15/20 ...............     United States          165,000,000           173,146,875
    (g)   senior secured note, 144A, 7.25%, 9/15/20 ................     United States           51,700,000            52,540,125
    (g) IMS Health Inc., senior note, 144A, 12.50%,
          3/01/18 ..................................................     United States           40,000,000            46,750,000
(g),(m) Quintiles Transnational Corp., senior note, 144A, PIK,
         9.50%, 12/30/14 ...........................................     United States          100,000,000           102,250,000
    (g) Talecris Biotherapeutics Holdings Corp., senior note,
         144A, 7.75%, 11/15/16 .....................................     United States           36,250,000            36,612,500
        Tenet Healthcare Corp.,
          senior note, 7.375%, 2/01/13 .............................     United States          446,365,000           453,060,475
          senior note, 9.875%, 7/01/14 .............................     United States           30,000,000            32,025,000
    (g)   senior secured note, 144A, 9.00%, 5/01/15 ................     United States          300,000,000           324,750,000
    (g)   senior secured note, 144A, 10.00%, 5/01/18 ...............     United States          300,000,000           337,500,000
    (k)   senior note, FRN, 9.25%, 2/01/15 .........................     United States          115,000,000           121,181,250
    (g)   senior secured note, 144A, 8.875%, 7/01/19 ...............     United States           30,000,000            32,625,000
(k),(m) US Oncology Holdings Inc., senior note, PIK, FRN,
         7.178%, 3/15/12 ...........................................     United States           90,093,895            85,814,435
        US Oncology Inc.,
          senior note, 10.75%, 8/15/14 .............................     United States           15,000,000            15,675,000
          senior secured note, 9.125%, 8/15/17 .....................     United States           40,000,000            42,000,000
    (g) Vanguard Health Holding Co. II LLC, senior bond,
         144A, 8.00%, 2/01/18 ......................................     United States          151,000,000           147,602,500
                                                                                                                  ---------------
                                                                                                                    3,457,329,285
                                                                                                                  ---------------

80 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                       COUNTRY        PRINCIPAL AMOUNT(J)          VALUE
--------------------------------------------------------------------    --------------    -------------------     ---------------
        CORPORATE BONDS (CONTINUED)
        INDUSTRIALS 5.3%
    (g) American Airlines Inc., senior secured note, 144A, 10.50%,
         10/15/12 ..................................................     United States           57,500,000       $    61,668,750
    (g) Bombardier Inc., senior note, 144A,
          7.50%, 3/15/18 ...........................................         Canada              60,000,000            62,850,000
          7.75%, 3/15/20 ...........................................         Canada              85,000,000            88,825,000
    (g) Case New Holland Inc., senior note, 144A, 7.75%,
         9/01/13 ...................................................     United States          201,050,000           209,594,625
    (g) Ceva Group PLC, senior secured note, 144A,
          11.625%, 10/01/16 ........................................     United Kingdom          11,800,000            12,655,500
          11.50%, 4/01/18 ..........................................     United Kingdom         212,525,000           221,557,312
    (g) Delta Air Lines Inc., senior secured note, 144A,
          9.50%, 9/15/14 ...........................................     United States           83,150,000            88,139,000
          11.75%, 3/15/15 ..........................................     United States          110,000,000           118,525,000
        Greenbrier Cos. Inc., senior note, 8.375%, 5/15/15 .........     United States           31,706,000            29,010,990
        Hertz Corp.,
          senior note, 8.875%, 1/01/14 .............................     United States          445,000,000           459,462,500
          senior sub. note, 10.50%, 1/01/16 ........................     United States          140,000,000           151,025,000
    (g) Icahn Enterprises/FIN, senior note, 144A,
          7.75%, 1/15/16 ...........................................     United States          120,000,000           116,025,000
          8.00%, 1/15/18 ...........................................     United States          105,000,000           101,587,500
(g),(m) JohnsonDiversey Holdings Inc., senior note, 144A, PIK,
         10.50%, 5/15/20 ...........................................     United States           49,200,000            53,874,000
    (g) JohnsonDiversey Inc., senior note, 144A, 8.25%,
         11/15/19 ..................................................     United States           30,000,000            31,162,500
        The Manitowoc Co. Inc., senior note, 9.50%, 2/15/18 ........     United States           63,800,000            66,830,500
        Navistar International Corp., senior note, 8.25%,
         11/01/21                                                        United States           33,300,000            34,132,500
        Nortek Inc., senior secured note, 11.00%, 12/15/13 .........     United States           40,177,777            43,291,555
        RBS Global & Rexnord Corp.,
        (g) 144A, 9.50%, 8/01/14 ...................................     United States           98,206,000           102,625,270
          senior note, 9.50%, 8/01/14 ..............................     United States          173,274,000           181,071,330
          senior sub. note, 11.75%, 8/01/16 ........................     United States           97,000,000           104,517,500
    (g) RSC Equipment Rental/RSC Holdings, senior note, 144A,
         10.25%, 11/15/19 ..........................................     United States           58,000,000            58,435,000
    (g) RSC Equipment Rental Inc., senior secured note, 144A,
         10.00%, 7/15/17 ...........................................     United States           30,000,000            31,950,000
    (g) Severstal Columbus LLC, senior secured note, 144A, 10.25%,
         2/15/18 ...................................................     United States           25,000,000            26,000,000
        Terex Corp., senior sub. note, 8.00%, 11/15/17 .............     United States          185,000,000           180,837,500
    (g) Transdigm Inc., senior sub. note, 144A, 7.75%,
         7/15/14 ...................................................     United States           50,000,000            51,500,000
        United Rentals North America Inc., senior sub. note, 7.75%,
         11/15/13 ..................................................     United States           59,820,000            57,875,850
                                                                                                                  ---------------
                                                                                                                    2,745,029,682
                                                                                                                  ---------------
        INFORMATION TECHNOLOGY 3.2%
    (g) Advanced Micro Devices Inc., senior note, 144A, 8.125%,
         12/15/17 ..................................................     United States           66,700,000            69,034,500
        Ceridian Corp., senior note, 11.50%, 11/15/15 ..............     United States           75,000,000            72,187,500
        First Data Corp., senior note, 9.875%,
          9/24/15 ..................................................     United States           80,000,000            68,600,000
          9/24/15 ..................................................     United States          273,000,000           236,827,500

                                                          Semiannual Report | 81

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                   COUNTRY        PRINCIPAL AMOUNT(j)          VALUE
----------------------------------------------------------------   ----------------   -------------------      ---------------
  CORPORATE BONDS (CONTINUED)
  INFORMATION TECHNOLOGY (CONTINUED)
  Freescale Semiconductor Inc.,
         senior note, 8.875%, 12/15/14 .........................      United States          380,000,000       $   364,800,000
         senior note, 10.125%, 12/15/16 ........................      United States          176,000,000           156,640,000
     (g) senior secured note, 144A, 10.125%, 3/15/18 ...........      United States          100,000,000           107,500,000
    Lucent Technologies Inc., 6.45%, 3/15/29 ...................      United States          140,900,000           100,039,000
    Sanmina-SCI Corp., senior sub. note,
         6.75%, 3/01/13 ........................................      United States          150,000,000           150,750,000
         8.125%, 3/01/16 .......................................      United States          100,000,000           101,125,000
    SunGard Data Systems Inc.,
         senior note, 9.125%, 8/15/13 ..........................      United States           35,000,000            36,050,000
         senior note, 10.625%, 5/15/15 .........................      United States           55,000,000            60,225,000
         senior sub. note, 10.25%, 8/15/15 .....................      United States           85,000,000            89,781,250
(g) ViaSat Inc., senior note, 144A, 8.875%, 9/15/16 ............      United States           49,250,000            50,789,063
                                                                                                               ---------------
                                                                                                                 1,664,348,813
                                                                                                               ---------------
    MATERIALS 2.2%
    Boise Cascade LLC, senior sub. note, 7.125%, 10/15/14 ......      United States           15,000,000            13,950,000
(g) Cemex Finance LLC, senior secured note, 144A, 9.50%,
         12/14/16 ..............................................      United States           50,000,000            52,000,000
(g) Hexion Fin/Hexion Escrow, senior secured note, 144A,
         8.875%, 2/01/18 .......................................      United States           35,000,000            34,650,000
    Huntsman International LLC,
     (g) senior note, 144A, 5.50%, 6/30/16 .....................      United States          105,000,000            95,287,500
         senior sub. note, 7.875%, 11/15/14 ....................      United States           35,000,000            35,525,000
         senior sub. note, 7.375%, 1/01/15 .....................      United States           15,000,000            14,962,500
(g) Ineos Group Holdings PLC, senior sub. note, 144A, 7.875%,
         2/15/16 ...............................................      United Kingdom         190,000,000 EUR       201,985,157
(g) Kerling PLC, senior sec. note, 144A, 10.625%, 1/28/17 ......      United Kingdom          53,700,000 EUR        76,270,364
(g) Nalco Co., senior note, 144A, 8.25%, 5/15/17 ...............      United States           29,650,000            31,651,375
    Nalco Finance Holdings, senior note, 9.00%, 2/01/14 ........      United States          380,000,000           393,300,000
    NewPage Corp., senior secured note,
         10.00%, 5/01/12 .......................................      United States           52,800,000            36,894,000
         11.375%, 12/31/14 .....................................      United States           50,000,000            50,000,000
    Owens-Brockway Glass Container Inc., senior note, 7.375%,
         5/15/16 ...............................................      United States           43,850,000            46,261,750
    United States Steel Corp., senior note, 7.375%, 4/01/20 ....      United States           40,000,000            40,300,000
                                                                                                               ---------------
                                                                                                                 1,123,037,646
                                                                                                               ---------------
    TELECOMMUNICATION SERVICES 1.9%
(g) Clearwire Communications LLC/Finance, senior sec. note,
         144A, 12.00%, 12/01/15 ................................      United States           50,000,000            51,125,000
(g) Clearwire Corp., senior secured note, 144A,
         12.00%, 12/01/15 ......................................      United States          145,000,000           148,625,000
    Cricket Communications Inc.,
         senior note, 9.375%, 11/01/14 .........................      United States           65,000,000            66,462,500
         senior secured note, 7.75%, 5/15/16 ...................      United States           30,000,000            31,275,000
    Crown Castle International Corp.,
         senior bond, 7.125%, 11/01/19 .........................      United States           31,200,000            31,746,000
         senior note, 9.00%, 1/15/15 ...........................      United States           35,000,000            38,062,500
(g) Digicel Group Ltd., senior note, 144A, 8.875%, 1/15/15 .....         Jamaica              65,000,000            63,943,750

82 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                           COUNTRY       PRINCIPAL AMOUNT(j)         VALUE
----------------------------------------------------------------------     ---------------   -------------------    ---------------
        CORPORATE BONDS (CONTINUED)
        TELECOMMUNICATION SERVICES (CONTINUED)
(g),(i) New Communications Holdings, senior note, 144A,
           7.875%, 4/15/15 ...........................................      United States          47,900,000       $    49,456,750
           8.25%, 4/15/17 ............................................      United States          57,975,000            59,279,438
           8.50%, 4/15/20 ............................................      United States          64,150,000            64,951,875
           8.75%, 4/15/22 ............................................      United States          63,900,000            64,219,500
    (g) Qwest Communications International Inc., senior note, 144A,
          7.125%, 4/01/18 ............................................      United States          36,500,000            37,868,750
        Qwest Corp., senior note, 8.375%, 5/01/16 ....................      United States          17,350,000            19,605,500
        Sprint Nextel Corp., senior note, 8.375%, 8/15/17 ............      United States          90,200,000            91,102,000
        Virgin Media Finance PLC, senior note, 1, 9.50%, 8/15/16 .....      United Kingdom         74,800,000            82,093,000
    (g) Wind Acquisition Finance SA, senior note, 144A, 11.75%,
          7/15/17 ....................................................          Italy              26,100,000            29,101,500
        Windstream Corp., senior note, 7.875%, 11/01/17 ..............      United States          70,750,000            70,042,500
                                                                                                                    ---------------
                                                                                                                        998,960,563
                                                                                                                    ---------------
        UTILITIES 5.8%
        The AES Corp., senior note, 8.00%, 10/15/17 ..................      United States          90,000,000            91,800,000
    (g) Calpine Construction Finance, senior secured note, 144A,
          8.00%, 6/01/16 .............................................      United States         100,000,000           102,750,000
        CMS Energy Corp., senior note, 8.75%, 6/15/19 ................      United States          11,850,000            13,438,966
    (g) Crosstex Energy/Crosstex Energy Finance, senior note, 144A,
          8.875%, 2/15/18 ............................................      United States          32,800,000            33,989,000
        Dynegy Holdings Inc., senior note,
           7.50%, 6/01/15 ............................................      United States         170,000,000           141,950,000
           8.375%, 5/01/16 ...........................................      United States         250,000,000           208,750,000
           7.75%, 6/01/19 ............................................      United States         105,000,000            79,800,000
       (g) 144A, 7.50%, 6/01/15 ......................................      United States         115,000,000            95,450,000
        Dynegy Roseton Danskammer Pass Through Trust, secured bond,
          B, 7.67%, 11/8/16 ..........................................      United States          64,500,000            62,686,260
        Energy Future Holdings Corp., senior note,
           10.875%, 11/01/17 .........................................      United States         190,000,000           142,025,000
           P, 5.55%, 11/15/14 ........................................      United States         406,220,000           298,508,330
       (m) PIK, 12.00%, 11/01/17 .................................          United States         344,500,000           235,982,500
    (g) Intergen NV, senior secured note, 144A, 9.00%, 6/30/17 ......       Netherlands            80,000,000            82,800,000
    (g) Niska Gas Storage U.S./Canada, senior note, 144A, 8.875%,
          3/15/18 ....................................................      United States          75,000,000            77,062,500
        Public Service Co. of New Mexico, senior note, 7.95%,
          5/15/18 ....................................................      United States          55,000,000            57,466,585
        Reliant Energy Inc., senior note,
           7.625%, 6/15/14 ...........................................      United States         150,000,000           141,000,000
           7.875%, 6/15/17 ...........................................      United States         180,000,000           162,450,000
        Texas Competitive Electric Holdings Co. LLC, senior note,
           A, 10.25%, 11/01/15 .......................................      United States         740,000,000           518,000,000
           B, 10.25%, 11/01/15 .......................................      United States         290,000,000           203,000,000
   (m),(p) PIK, 11.25%, 11/01/16 .....................................      United States         425,000,000           293,250,000
                                                                                                                    ---------------
                                                                                                                      3,042,159,141
                                                                                                                    ---------------
        TOTAL CORPORATE BONDS (COST $27,024,478,725) .................                                               28,201,717,784
                                                                                                                    ---------------

                                                          Semiannual Report | 83

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                           COUNTRY        PRINCIPAL AMOUNT(j)         VALUE
-----------------------------------------------------------------------    ---------------    -------------------    ---------------
        CONVERTIBLE BONDS 1.4%
        CONSUMER DISCRETIONARY 0.5%
    (g) Host Hotels & Resorts LP, cvt., senior note, 144A, 2.625%,
           4/15/12 ...................................................      United States          120,956,000       $   116,420,150
    (g) Liberty Global Inc., cvt., senior sub. note, 144A, 4.50%,
           11/15/16 ..................................................      United States          101,250,000           130,612,500
                                                                                                                     ---------------
                                                                                                                         247,032,650
                                                                                                                     ---------------
        FINANCIALS 0.6%
        CapitalSource Inc., cvt., senior sub. note,
           4.00%, 7/15/34 ............................................      United States          118,925,000           114,465,313
           7.25%, 7/15/37 ............................................      United States           12,676,000            12,121,425
(b),(k) iStar Financial Inc., cvt., senior note, FRN, 0.751%,
           10/01/12 ..................................................      United States          250,000,000           190,125,000
                                                                                                                     ---------------
                                                                                                                         316,711,738
                                                                                                                     ---------------
        HEALTH CARE 0.2%
        LifePoint Hospitals Inc., cvt., senior sub. note, 3.50%,
           5/15/14 ...................................................      United States           75,941,000            76,422,466
                                                                                                                     ---------------
        INFORMATION TECHNOLOGY 0.1%
        Advanced Micro Devices Inc., cvt., senior note,
           6.00%, 5/01/15 ............................................      United States           36,025,000            34,719,094
       (g) 144A, 5.75%, 8/15/12 ......................................      United States           39,550,000            39,599,437
                                                                                                                     ---------------
                                                                                                                          74,318,531
                                                                                                                     ---------------
        TOTAL CONVERTIBLE BONDS (COST $716,084,648) ..................                                                   714,485,385
                                                                                                                     ---------------
        MUNICIPAL BONDS (COST $180,212,400) 0.3%
    (i) California State GO, 7.95%, 3/01/36 ..........................      United States          180,000,000           184,559,400
                                                                                                                     ---------------
        TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
           (COST $52,390,688,845) ....................................                                                51,357,979,295
                                                                                                                     ---------------
        SHORT TERM INVESTMENTS 1.4%
        U.S. GOVERNMENT AND AGENCY SECURITIES (COST $99,999,861) 0.2%
    (q) FHLB, 4/05/10 ................................................      United States          100,000,000            99,999,400
                                                                                                                     ---------------
        TOTAL INVESTMENTS BEFORE MONEY MARKET FUNDS AND
           REPURCHASE AGREEMENTS (COST $52,490,688,706) ..............                                                51,457,978,695
                                                                                                                     ---------------
                                                                                                  SHARES
                                                                                              ----------------
        MONEY MARKET FUNDS (COST $260,988,866) 0.5%
    (r) Institutional Fiduciary Trust Money Market Portfolio,
           0.00% .....................................................      United States          260,988,866           260,988,866
                                                                                                                     ---------------
        INVESTMENTS FROM CASH COLLATERAL RECEIVED FOR LOANED
           SECURITIES 0.1%
        MONEY MARKET FUNDS 0.1%
    (s) Bank of New York Institutional Cash Reserve Fund,
           Series A, 0.01% ...........................................      United States           30,561,238            30,561,238
    (a) Bank of New York Institutional Cash Reserve Fund, B ..........      United States              451,668               361,334
                                                                                                                     ---------------
        TOTAL MONEY MARKET FUNDS (COST $31,012,906) ..................                                                    30,922,572
                                                                                                                     ---------------

84 | Semiannual Report

Franklin Custodian Funds

FRANKLIN INCOME FUND                                                       COUNTRY        PRINCIPAL AMOUNT(j)         VALUE
----------------------------------------------------------------------  --------------    -------------------    ---------------
    SHORT TERM INVESTMENTS (CONTINUED)
    REPURCHASE AGREEMENTS (COST $347,581,492) 0.6%
(t) Joint Repurchase Agreement, 0.008%, 4/01/10
     (Maturity Value $347,581,567) .................................    United States     $    347,581,492       $   347,581,492
       Banc of America Securities LLC (Maturity Value $43,534,591)
       Barclays Capital Inc. (Maturity Value $52,999,237)
       BNP Paribas Securities Corp. (Maturity Value $56,780,925)
       Deutsche Bank Securities Inc. (Maturity Value $42,849,856)
       HSBC Securities (USA) Inc. (Maturity Value $56,780,925)
       Morgan Stanley & Co. Inc. (Maturity Value $56,780,925)
       UBS Securities LLC (Maturity Value $37,855,108)
          Collateralized by U.S. Government Agency Securities,
           0.375% - 6.25%, 4/27/10 - 6/14/13; (q) U.S. Government
             Agency Discount Notes, 4/05/10 - 9/27/10; and U.S.
             Treasury Notes, 1.375% - 4.00%, 9/15/10 - 2/28/15
                                                                                                                 ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $739,583,125) .................                                               739,492,330
                                                                                                                 ---------------
    TOTAL INVESTMENTS (COST $53,130,271,970) 99.7% ...................                                            52,097,471,625

    OTHER ASSETS, LESS LIABILITIES 0.3% ..............................                                               161,907,074
                                                                                                                 ---------------
    NET ASSETS 100.0% ................................................                                           $52,259,378,699
                                                                                                                 ---------------

See Abbreviations on page 131.

(a)   Non-income producing.

(b)   See Note 11 regarding holdings of 5% voting securities.

(c)   See Note 13 regarding other considerations.

(d)   Rounds to less than 0.1% of net assets.

(e) Contingent distributions represent the right to receive additional distributions, if any, during the reorganization of the underlying company. Shares represent total underlying principal of debt securities.

(f) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2010, the aggregate value of these securities was $92,407,100, representing 0.18% of net assets.

(g) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2010, the aggregate value of these securities was $11,275,677,765, representing 21.58% of net assets.

(h)   See Note 1(f) regarding equity-linked securities.

(i) A portion or all of the security purchased on a when-issued or delayed delivery basis. See Note 1(d).

(j)   The principal amount is stated in U.S. dollars unless otherwise indicated.

(k)   The coupon rate shown represents the rate at period end.

(l)   See Note 1(h) regarding senior floating rate interests.

(m)   Income may be received in additional securities and/or cash.

(n)   See Note 8 regarding defaulted securities.

(o)   Perpetual security with no stated maturity date.

(p)   A portion or all of the security is on loan at March 31, 2010. See Note
      1(g).

(q)   The security is traded on a discount basis with no stated coupon rate.

(r) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

(s)   The rate shown is the annualized seven-day yield at period end.

(t)   See Note 1(c) regarding joint repurchase agreement.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 85

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                     SIX MONTHS ENDED
                                      MARCH 31, 2010                              YEAR ENDED SEPTEMBER 30,
                                        (UNAUDITED)          2009         2008            2007            2006             2005
                                     -------------------------------------------------------------------------------------------
CLASS A

PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)

Net asset value, beginning of
 period ............................  $        6.69     $     6.45   $     6.39      $     6.43      $     6.53       $     6.68
                                     -------------------------------------------------------------------------------------------
Income from investment
 operations (a)

   Net investment income (b) .......           0.13           0.27         0.30            0.31            0.30             0.28

   Net realized and unrealized
     gains (losses) ................           0.01           0.27         0.08           (0.02)          (0.09)           (0.11)
                                     -------------------------------------------------------------------------------------------
Total from investment operations               0.14           0.54         0.38            0.29            0.21             0.17
                                     -------------------------------------------------------------------------------------------
Less distributions from net
 investment income .................          (0.14)         (0.30)       (0.32)          (0.33)          (0.31)           (0.32)
                                     -------------------------------------------------------------------------------------------
Redemption fees (c) ................             --             --           -- (d)          -- (d)          -- (d)           -- (d)
                                     -------------------------------------------------------------------------------------------
Net asset value, end of period ..... $         6.69     $     6.69   $     6.45      $     6.39      $     6.43       $     6.53
                                     ===========================================================================================

Total return (e) ...................           2.05%          8.50%        6.00%           4.63%           3.40%            2.67%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) .......................           0.71%          0.73%        0.72%           0.72%           0.72%            0.72%

Net investment income ..............           3.77%          4.11%        4.64%           4.78%           4.64%            4.29%

SUPPLEMENTAL DATA

Net assets, end of period (000's)... $    6,410,681     $6,275,792   $5,353,961      $5,073,449      $5,291,117       $5,901,449

Portfolio turnover rate ............          22.11%         34.74%       21.66%          12.34%          20.54%           29.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


     The accompanying notes are an integral part of these financial statements.

86 | Semiannual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                          SIX MONTHS ENDED
                                           MARCH 31, 2010                        YEAR ENDED SEPTEMBER 30,
                                            (UNAUDITED)          2009        2008        2007          2006          2005
                                          ---------------------------------------------------------------------------------
CLASS B

PER SHARE OPERATING PERFORMANCE
(for a share outstanding
 throughout the period)

Net asset value, beginning of period ...  $           6.68     $   6.44    $   6.38    $   6.42      $   6.52      $   6.67
                                          ---------------------------------------------------------------------------------
Income from investment operations (a):

 Net investment income (b) .............              0.11         0.24        0.27        0.27          0.26          0.25

 Net realized and unrealized gains
  (losses) .............................              0.01         0.26        0.07       (0.01)        (0.08)        (0.11)
                                          ---------------------------------------------------------------------------------
Total from investment operations .......              0.12         0.50        0.34        0.26          0.18          0.14
                                          ---------------------------------------------------------------------------------
Less distributions from net investment
 income ................................             (0.12)       (0.26)      (0.28)      (0.30)        (0.28)        (0.29)
                                          ---------------------------------------------------------------------------------
Redemption fees (c) ....................                --           --          -- (d)      -- (d)        -- (d)        -- (d)
                                          ---------------------------------------------------------------------------------
Net asset value, end of period .........  $           6.68     $   6.68    $   6.44    $   6.38      $   6.42      $   6.52
                                          =================================================================================

Total return (e) .......................              1.79%        7.79%       5.61%       4.10%         2.87%         2.13%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ...........................              1.22%        1.24%       1.24%       1.25%         1.24%         1.25%

Net investment income ..................              3.26%        3.60%       4.12%       4.25%         4.12%         3.76%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ......  $        174,947     $230,575    $284,649    $316,720      $388,807      $478,788

Portfolio turnover rate ................             22.11%       34.74%      21.66%      12.34%        20.54%        29.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 87

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                          SIX MONTHS ENDED
                                           MARCH 31, 2010                      YEAR ENDED SEPTEMBER 30,
                                            (UNAUDITED)         2009         2008        2007          2006          2005
                                          ---------------------------------------------------------------------------------
CLASS C

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...  $           6.66   $     6.42    $   6.36    $   6.40      $   6.50      $   6.65
                                          ---------------------------------------------------------------------------------
Income from investment operations (a):

 Net investment income (b) .............              0.11         0.23        0.27        0.27          0.26          0.25

 Net realized and unrealized gains
  (losses) .............................              0.01         0.27        0.07       (0.01)        (0.08)        (0.11)
                                          ---------------------------------------------------------------------------------
Total from investment operations .......              0.12         0.50        0.34        0.26          0.18          0.14
                                          ---------------------------------------------------------------------------------
Less distributions from net
 investment income .....................             (0.12)       (0.26)      (0.28)      (0.30)        (0.28)        (0.29)
                                          ---------------------------------------------------------------------------------
Redemption fees (c) ....................                --           --          -- (d)      -- (d)        -- (d)        -- (d)
                                          ---------------------------------------------------------------------------------
Net asset value, end of period .........  $           6.66   $     6.66    $   6.42    $   6.36      $   6.40      $   6.50
                                          =================================================================================

Total return (e) .......................              1.81%        8.01%       5.48%       4.12%         2.88%         2.14%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ...........................              1.23%        1.24%       1.24%       1.25%         1.23%         1.25%

Net investment income ..................              3.25%        3.60%       4.12%       4.25%         4.13%         3.76%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ......  $      1,977,819   $1,464,614    $610,148    $418,951      $424,462      $508,539

Portfolio turnover rate ................             22.11%       34.74%      21.66%      12.34%        20.54%        29.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchas es of the Fund shares in relation to income earned and/or fluctuating mar ket value of the investments of the Fund.

(b)   Based on average daily shares  outstanding.

(c)   Effective September 1, 2008,  the redemption fee was eliminated.

(d)   Amount rounds to less than $0 .01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for per iods less than one year.

(g)   Benefit of expense reduction  rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

88 | Semiannual Report

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES  FUND

                                           SIX MONTHS ENDED
                                            MARCH 31, 2010                   YEAR ENDED SEPTEMBER 30,
                                             (UNAUDITED)         2009       2008         2007       2006          2005
                                          ----------------------------------------------------------------------------
CLASS R

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
 period)

Net asset value, beginning of period ...  $           6.69    $   6.45   $   6.39     $  6.43     $  6.53      $  6.68
                                          ----------------------------------------------------------------------------
Income from investment operations (a):

 Net investment income (b) .............              0.11        0.25       0.28        0.28        0.27         0.26

 Net realized and unrealized gains
  (losses) .............................              0.01        0.26       0.07       (0.01)      (0.08)       (0.11)
                                          ----------------------------------------------------------------------------
Total from investment operations .......              0.12        0.51       0.35        0.27        0.19         0.15
                                          ----------------------------------------------------------------------------
Less distributions from net investment
 income ................................             (0.12)      (0.27)     (0.29)      (0.31)      (0.29)       (0.30)
                                          ----------------------------------------------------------------------------
Redemption fees (c) ....................                --          --         -- (d)      -- (d)      -- (d)       -- (d)
                                          ----------------------------------------------------------------------------
Net asset value, end of period .........  $           6.69    $   6.69   $   6.45     $  6.39     $  6.43      $  6.53
                                          ============================================================================

Total return (e) .......................              1.87%       8.12%      5.61%       4.25%       3.01%        2.29%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ...........................              1.08%       1.09%      1.09%       1.10%       1.09%        1.10%

Net investment income ..................              3.40%       3.75%      4.27%       4.40%       4.27%        3.91%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ......  $        128,730    $138,548   $104,648     $74,537     $71,104      $65,790

Portfolio turnover rate ................             22.11%      34.74%     21.66%      12.34%      20.54%       29.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 89

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND

                                          SIX MONTHS ENDED
                                           MARCH 31, 2010                   YEAR ENDED SEPTEMBER 30,
                                            (UNAUDITED)       2009      2008         2007         2006         2005
                                          ---------------------------------------------------------------------------
ADVISOR CLASS

PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout
 the period)

Net asset value, beginning of period ...  $           6.71  $   6.47  $   6.41     $   6.45     $   6.55     $   6.69
                                          ---------------------------------------------------------------------------
Income from investment operations (a):

 Net investment income (b) .............              0.13      0.28      0.31         0.31         0.31         0.29

 Net realized and unrealized gains
  (losses) .............................              0.01      0.27      0.08        (0.01)       (0.09)       (0.10)
                                          ---------------------------------------------------------------------------
Total from investment operations .......              0.14      0.55      0.39         0.30         0.22         0.19
                                          ---------------------------------------------------------------------------
Less distributions from net investment
 income ................................             (0.14)    (0.31)    (0.33)       (0.34)       (0.32)       (0.33)
                                          ---------------------------------------------------------------------------
Redemption fees (c) ....................                --        --        -- (d)       -- (d)       -- (d)       -- (d)
                                          ---------------------------------------------------------------------------
Net asset value, end of period .........  $           6.71  $   6.71  $   6.47     $   6.41     $   6.45     $   6.55
                                          ===========================================================================

Total return (e) .......................              2.12%     8.63%     6.11%        4.75%        3.53%        2.95%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ...........................              0.58%     0.59%     0.59%        0.60%        0.59%        0.60%

Net investment income ..................              3.90%     4.25%     4.77%        4.90%        4.77%        4.41%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ......  $        985,225  $863,951  $612,026     $470,751     $387,239     $334,681

Portfolio turnover rate ................             22.11%    34.74%    21.66%       12.34%       20.54%       29.14%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e)   Total return is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

90 | Semiannual Report

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31, 2010 (UNAUDITED)

FRANKLIN U.S. GOVERNMENT SECURITIES FUND                               PRINCIPAL AMOUNT       VALUE
---------------------------------------------------------------------  -----------------  --------------
   MORTGAGE-BACKED SECURITIES 97.9%
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE 97.9%
   GNMA GP 30 Year, 8.25%, 3/15/17 - 10/15/17 .......................  $         90,733   $      100,508
   GNMA GP 30 Year, 9.25%, 5/15/16 - 12/15/16 .......................           199,649          221,397
   GNMA GP 30 Year, 11.00%, 7/15/10 - 11/15/10 ......................            17,410           17,760
   GNMA GP 30 Year, 11.25%, 7/15/13 - 12/15/15 ......................           125,294          139,695
   GNMA GP 30 Year, 11.50%, 2/15/13 - 5/15/13 .......................            19,926           22,082
   GNMA GP 30 Year, 11.75%, 7/15/13 - 8/15/13 .......................            23,665           26,033
   GNMA GP 30 Year, 12.00%, 3/15/11 .................................             2,044            2,143
   GNMA GP 30 Year, 12.75%, 5/15/14 .................................             3,683            4,229
   GNMA I SF 15 Year, 6.50%, 5/15/18 ................................           781,008          846,809
   GNMA I SF 30 Year, 4.50%, 3/15/39 ................................       105,530,660      107,030,116
   GNMA I SF 30 Year, 4.50%, 1/15/39 - 3/15/40 ......................     1,210,140,981    1,227,336,621
   GNMA I SF 30 Year, 5.00%, 8/15/39 ................................       180,363,401      188,201,046
(a)GNMA I SF 30 Year, 5.00%, 2/15/33 - 3/15/40 ......................     2,152,014,611    2,245,373,054
   GNMA I SF 30 Year, 5.50%, 2/15/39 ................................       134,442,230      142,483,008
   GNMA I SF 30 Year, 5.50%, 5/15/28 - 12/15/39 .....................     1,485,317,715    1,578,362,720
   GNMA I SF 30 Year, 6.00%, 10/15/23 - 2/15/39 .....................       970,409,345    1,043,289,633
   GNMA I SF 30 Year, 6.00%, 12/15/39 ...............................       121,867,481      130,384,727
   GNMA I SF 30 Year, 6.50%, 5/15/23 - 8/15/37 ......................       236,588,345      258,180,778
   GNMA I SF 30 Year, 6.75%, 3/15/26 ................................            38,644           43,124
   GNMA I SF 30 Year, 7.00%, 4/15/16 - 9/15/32 ......................       144,019,469      161,459,528
   GNMA I SF 30 Year, 7.25%, 11/15/25 - 1/15/26 .....................           470,243          527,651
   GNMA I SF 30 Year, 7.50%, 7/15/16 - 8/15/33 ......................        46,781,933       52,687,920
   GNMA I SF 30 Year, 7.70%, 1/15/21 - 1/15/22 ......................           359,273          409,588
   GNMA I SF 30 Year, 8.00%, 11/15/15 - 9/15/30 .....................        27,962,335       31,811,557
   GNMA I SF 30 Year, 8.50%, 5/15/16 - 6/15/25 ......................         6,144,598        7,016,097
   GNMA I SF 30 Year, 9.00%, 11/15/15 - 7/15/23 .....................         7,498,969        8,496,571
   GNMA I SF 30 Year, 9.50%, 5/15/16 - 8/15/22 ......................         4,584,830        5,260,675
   GNMA I SF 30 Year, 10.00%, 2/15/16 - 3/15/25 .....................         6,065,607        6,860,414
   GNMA I SF 30 Year, 10.50%, 2/15/12 - 10/15/21 ....................         4,507,795        5,059,123
   GNMA I SF 30 Year, 11.00%, 7/15/10 - 5/15/21 .....................         2,825,118        3,144,878
   GNMA I SF 30 Year, 11.50%, 3/15/13 - 2/15/16 .....................           769,562          856,790
   GNMA I SF 30 Year, 12.00%, 5/15/11 - 1/15/18 .....................         3,859,766        4,318,746
   GNMA I SF 30 Year, 12.50%, 5/15/10 - 1/15/16 .....................         2,339,046        2,638,609
   GNMA I SF 30 Year, 13.00%, 1/15/11 - 9/15/15 .....................         2,691,771        3,028,613
   GNMA II GP 30 Year, 8.75%, 3/20/17 - 7/20/17 .....................            36,538           40,654
   GNMA II GP 30 Year, 11.50%, 8/20/13 ..............................             9,781           10,810
   GNMA II SF 30 Year, 4.50%, 12/20/39 ..............................       136,875,974      138,430,866
   GNMA II SF 30 Year, 4.50%, 5/20/33 - 2/20/40 .....................       195,159,695      197,575,954
   GNMA II SF 30 Year, 5.00%, 9/20/33 ...............................       145,870,757      152,518,760
   GNMA II SF 30 Year, 5.00%, 7/20/33 - 12/20/39 ....................       254,130,822      265,124,450
   GNMA II SF 30 Year, 5.50%, 12/20/34 ..............................        93,961,595      100,001,637
   GNMA II SF 30 Year, 5.50%, 6/20/34 - 3/20/39 .....................       555,981,800      590,550,845
   GNMA II SF 30 Year, 6.00%, 10/20/23 - 12/20/38 ...................       543,326,958      584,955,793
   GNMA II SF 30 Year, 6.50%, 6/20/24 - 1/20/39 .....................       175,158,995      190,418,148
   GNMA II SF 30 Year, 7.00%, 2/20/28 - 7/20/33 .....................        26,014,625       29,257,547
   GNMA II SF 30 Year, 7.50%, 10/20/22 - 4/20/32 ....................         4,776,162        5,379,981

                                                          Semiannual Report | 91

Franklin Custodian Funds

FRANKLIN U.S. GOVERNMENT SECURITIES FUND                                    PRINCIPAL AMOUNT       VALUE
--------------------------------------------------------------------------  ----------------  --------------
   MORTGAGE-BACKED SECURITIES (CONTINUED)
   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) FIXED RATE (CONTINUED)
   GNMA II SF 30 Year, 8.00%, 8/20/16 - 6/20/30 ..........................  $      2,402,932  $    2,732,629
   GNMA II SF 30 Year, 8.50%, 4/20/16 - 6/20/25 ..........................         1,206,955       1,370,196
   GNMA II SF 30 Year, 9.00%, 8/20/16 - 11/20/21 .........................           384,491         436,904
   GNMA II SF 30 Year, 9.50%, 3/20/18 - 4/20/25 ..........................           242,012         278,055
   GNMA II SF 30 Year, 10.00%, 8/20/15 - 3/20/21 .........................           459,830         519,980
   GNMA II SF 30 Year, 10.50%, 9/20/13 - 3/20/21 .........................         1,240,656       1,379,513
   GNMA II SF 30 Year, 11.00%, 8/20/13 - 1/20/21 .........................           187,581         209,105
   GNMA II SF 30 Year, 11.50%, 9/20/13 - 2/20/18 .........................           102,692         113,437
   GNMA II SF 30 Year, 12.00%, 9/20/13 - 2/20/16 .........................           168,375         187,881
   GNMA II SF 30 Year, 12.50%, 10/20/13 - 11/20/15 .......................           112,666         127,137
   GNMA II SF 30 Year, 13.00%, 10/20/13 - 9/20/15 ........................           109,727         124,481
                                                                                              --------------
   TOTAL MORTGAGE-BACKED SECURITIES (COST $9,174,543,281) ................                     9,477,387,006
                                                                                              --------------


                                                                                 SHARES
                                                                            ----------------
   SHORT TERM INVESTMENTS (COST $239,265,772) 2.5%
   MONEY MARKET FUNDS 2.5% ...............................................
(b)Institutional Fiduciary Trust Money Market Portfolio, 0.00% ...........       239,265,772     239,265,772
                                                                                              --------------
   TOTAL INVESTMENTS (COST $9,413,809,053) 100.4% ........................                     9,716,652,778
   OTHER ASSETS, LESS LIABILITIES (0.4)% .................................                       (39,250,640)
                                                                                              --------------
   NET ASSETS 100.0% .....................................................                    $9,677,402,138
                                                                                              ==============

See Abbreviations on page 131.

(a)   A portion or all of the security purchased on a TBA basis. See Note 1(d).

(b) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


   The accompanying notes are an integral part of these financial statements.

92 | Semiannual Report

Franklin Custodian Funds

FINANCIAL HIGHLIGHTS

FRANKLIN UTILITIES FUND

                                         SIX MONTHS ENDED
                                          MARCH 31, 2010                         YEAR ENDED SEPTEMBER 30,
                                           (UNAUDITED)         2009         2008           2007           2006           2005
                                         ---------------------------------------------------------------------------------------
CLASS A

PER SHARE OPERATING PERFORMANCE
 (for a share outstanding throughout
  the period)
Net asset value, beginning of
  period ..............................  $          10.74   $    11.92   $    14.58     $    12.89     $    12.59     $    10.16
                                         ---------------------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (b) ...........              0.21         0.43         0.41           0.40           0.43           0.45

  Net realized and unrealized
   gains (losses) .....................              0.35        (1.11)       (1.93)          2.16           0.37           2.42
                                         ---------------------------------------------------------------------------------------
Total from investment operations ......              0.56        (0.68)       (1.52)          2.56           0.80           2.87
                                         ---------------------------------------------------------------------------------------
Less distributions from:

  Net investment income ...............             (0.24)       (0.42)       (0.40)         (0.40)         (0.41)         (0.44)

  Net realized gains ..................             (0.16)       (0.08)       (0.74)         (0.47)         (0.09)            --
                                         ---------------------------------------------------------------------------------------
Total distributions ...................             (0.40)       (0.50)       (1.14)         (0.87)         (0.50)         (0.44)
                                         ---------------------------------------------------------------------------------------
Redemption fees (c) ...................                --           --           -- (d)         -- (d)         -- (d)         -- (d)
                                         ---------------------------------------------------------------------------------------
Net asset value, end of period ........  $          10.90   $    10.74   $    11.92     $    14.58     $    12.89     $    12.59
                                         =======================================================================================

Total return (e) ......................              5.29%       (5.20)%     (11.63)%        20.32%          6.69%         28.81%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ..........................              0.79%        0.80%        0.74%          0.75%          0.76%          0.78%

Net investment income .................              3.82%        4.29%        2.92%          2.83%          3.54%          3.92%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .....  $      1,684,461   $1,543,060   $1,769,397     $2,157,614     $1,926,732     $1,986,034

Portfolio turnover rate ...............              3.82%       15.49%        8.32%         10.84%          7.97%         13.53%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 93

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                         SIX MONTHS ENDED
                                          MARCH 31, 2010                       YEAR ENDED SEPTEMBER 30,
                                           (UNAUDITED)         2009        2008          2007          2006        2005
                                         ---------------------------------------------------------------------------------
CLASS B

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of
 period ...............................  $          10.74   $    11.91   $    14.56     $  12.88     $  12.57     $  10.15
                                         ---------------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (b) ...........              0.18         0.38         0.33         0.33         0.37         0.39

  Net realized and unrealized gains
   (losses) ...........................              0.35        (1.10)       (1.91)        2.15         0.38         2.42
                                         ---------------------------------------------------------------------------------
Total from investment operations ......              0.53        (0.72)       (1.58)        2.48         0.75         2.81
                                         ---------------------------------------------------------------------------------
Less distributions from:

  Net investment income ...............             (0.21)       (0.37)       (0.33)       (0.33)       (0.35)       (0.39)

  Net realized gains ..................             (0.16)       (0.08)       (0.74)       (0.47)       (0.09)          --
                                         ---------------------------------------------------------------------------------
Total distributions ...................             (0.37)       (0.45)       (1.07)       (0.80)       (0.44)       (0.39)
                                         ---------------------------------------------------------------------------------
Redemption fees (c) ...................                --           --           -- (d)       -- (d)       -- (d)       -- (d)
                                         ---------------------------------------------------------------------------------
Net asset value, end of period ........  $          10.90   $    10.74   $    11.91     $  14.56     $  12.88     $  12.57
                                         =================================================================================

Total return (e)                                     5.02%       (5.65)%     (12.04)%      19.66%        6.25%       28.11%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ..........................              1.28%        1.30%        1.24%        1.26%        1.26%        1.28%

Net investment income .................              3.33%        3.79%        2.42%        2.32%        3.04%        3.42%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .....  $         58,404   $   64,176   $   92,695     $127,587     $133,824     $154,277

Portfolio turnover rate ...............              3.82%       15.49%        8.32%       10.84%        7.97%       13.53%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

94 | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                            SIX MONTHS ENDED
                                             MARCH 31, 2010                  YEAR ENDED SEPTEMBER 30,
                                             (UNAUDITED)        2009       2008         2007         2006         2005
                                            -----------------------------------------------------------------------------
CLASS C

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period .....  $          10.71   $  11.88   $  14.53     $  12.85     $  12.55     $  10.13
                                            -----------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (b) ..............              0.18       0.38       0.33         0.33         0.37         0.39

  Net realized and unrealized gains
   (losses) ..............................              0.34      (1.10)     (1.91)        2.15         0.37         2.42
                                            -----------------------------------------------------------------------------
Total from investment operations .........              0.52      (0.72)     (1.58)        2.48         0.74         2.81
                                            -----------------------------------------------------------------------------
Less distributions from:

  Net investment income ..................             (0.21)     (0.37)     (0.33)       (0.33)       (0.35)       (0.39)

  Net realized gains .....................             (0.16)     (0.08)     (0.74)       (0.47)       (0.09)          --
                                            -----------------------------------------------------------------------------
Total distributions ......................             (0.37)     (0.45)     (1.07)       (0.80)       (0.44)       (0.39)
                                            -----------------------------------------------------------------------------
Redemption fees (c) ......................                --         --         -- (d)       -- (d)       -- (d)       -- (d)
                                            -----------------------------------------------------------------------------
Net asset value, end of period ...........  $          10.86   $  10.71   $  11.88     $  14.53     $  12.85     $  12.55
                                            =============================================================================

Total return (e) .........................              4.96%     (5.64)%   (12.06)%      19.72%        6.19%       28.16%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) .............................              1.29%      1.30%      1.24%        1.26%        1.25%        1.28%

Net investment income ....................              3.32%      3.79%      2.42%        2.32%        3.05%        3.42%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ........  $        354,864   $300,544   $339,247     $424,977     $391,509     $435,714

Portfolio turnover rate ..................              3.82%     15.49%      8.32%       10.84%        7.97%       13.53%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 95

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                           SIX MONTHS ENDED
                                            MARCH 31, 2010                  YEAR ENDED SEPTEMBER 30,
                                             (UNAUDITED)       2009       2008        2007        2006        2005
                                           -------------------------------------------------------------------------
CLASS R

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period ...   $          10.71   $ 11.89    $ 14.54     $ 12.86     $ 12.57     $ 10.15
                                           -------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (b) ............               0.19      0.40       0.36        0.35        0.39        0.43

  Net realized and unrealized gains
   (losses) ............................               0.35     (1.11)     (1.92)       2.16        0.36        2.40
                                           -------------------------------------------------------------------------
Total from investment operations .......               0.54     (0.71)     (1.56)       2.51        0.75        2.83
                                           -------------------------------------------------------------------------
Less distributions from:

  Net investment income ................              (0.22)    (0.39)     (0.35)      (0.36)      (0.37)      (0.41)

  Net realized gains ...................              (0.16)    (0.08)     (0.74)      (0.47)      (0.09)         --
                                           -------------------------------------------------------------------------
Total distributions ....................              (0.38)    (0.47)     (1.09)      (0.83)      (0.46)      (0.41)
                                           -------------------------------------------------------------------------
Redemption fees (c) ....................                 --        --         -- (d)      -- (d)      -- (d)      -- (d)
                                           -------------------------------------------------------------------------
Net asset value, end of period .........   $          10.87   $ 10.71    $ 11.89     $ 14.54     $ 12.86     $ 12.57
                                           =========================================================================

Total return (e) .......................               5.13%    (5.57)%   (11.92)%     19.92%       6.29%      28.35%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ...........................               1.14%     1.15%      1.09%       1.11%       1.11%       1.13%

Net investment income ..................               3.47%     3.94%      2.57%       2.47%       3.19%       3.57%

SUPPLEMENTAL DATA

Net assets, end of period (000's) ......   $         39,668   $37,795    $36,596     $41,845     $27,736     $14,649

Portfolio turnover rate ................               3.82%    15.49%      8.32%      10.84%       7.97%      13.53%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.



   The accompanying notes are an integral part of these financial statements.

96 | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND

                                         SIX MONTHS ENDED
                                          MARCH 31, 2010                   YEAR ENDED SEPTEMBER 30,
                                           (UNAUDITED)        2009      2008        2007         2006         2005
                                         ---------------------------------------------------------------------------
ADVISOR CLASS

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period...  $          10.79   $  11.98   $ 14.64     $ 12.95     $  12.64     $  10.20
                                         ---------------------------------------------------------------------------
Income from investment operations (a):

  Net investment income (b) ...........              0.22       0.45      0.42        0.42         0.45         0.48

  Net realized and unrealized
   gains (losses) .....................              0.35      (1.12)    (1.92)       2.17         0.38         2.42
                                         ---------------------------------------------------------------------------
Total from investment operations ......              0.57      (0.67)    (1.50)       2.59         0.83         2.90
                                         ---------------------------------------------------------------------------
Less distributions from:

  Net investment income ...............             (0.25)     (0.44)    (0.42)      (0.43)       (0.43)       (0.46)

  Net realized gains ..................             (0.16)     (0.08)    (0.74)      (0.47)       (0.09)          --
                                         ---------------------------------------------------------------------------
Total distributions ...................             (0.41)     (0.52)    (1.16)      (0.90)       (0.52)       (0.46)
                                         ---------------------------------------------------------------------------
Redemption fees (c) ...................                --         --        -- (d)      -- (d)       -- (d)       -- (d)
                                         ---------------------------------------------------------------------------
Net asset value, end of period ........  $          10.95   $  10.79   $ 11.98     $ 14.64     $  12.95     $  12.64
                                         ===========================================================================

Total return (e) ......................              5.34%     (5.12)%  (11.45)%     20.43%        6.88%       29.00%

RATIOS TO AVERAGE NET ASSETS (f)

Expenses (g) ..........................              0.64%      0.65%     0.59%       0.61%        0.61%        0.63%

Net investment income .................              3.97%      4.44%     3.07%       2.97%        3.69%        4.07%

SUPPLEMENTAL DATA

Net assets, end of period (000's) .....  $        160,443   $124,454   $58,817     $86,823     $103,041     $110,249

Portfolio turnover rate ...............              3.82%     15.49%     8.32%      10.84%        7.97%       13.53%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)   Based on average daily shares outstanding.

(c)   Effective September 1, 2008, the redemption fee was eliminated.

(d)   Amount rounds to less than $0.01 per share.

(e)   Total return is not annualized for periods less than one year.

(f)   Ratios are annualized for periods less than one year.

(g)   Benefit of expense reduction rounds to less than 0.01%.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 97

Franklin Custodian Funds

STATEMENT OF INVESTMENTS, MARCH 31,  2010 (UNAUDITED)

FRANKLIN UTILITIES FUND                                            COUNTRY          SHARES            VALUE
------------------------------------------------------------   ---------------  --------------   --------------
COMMON STOCKS 95.1%
DIVERSIFIED TELECOMMUNICATION SERVICES 2.4%
AT&T Inc. ..................................................    United States      1,200,000     $   31,008,000
Verizon Communications Inc. ................................    United States        800,000         24,816,001
                                                                                                 --------------
                                                                                                     55,824,001
                                                                                                 --------------
ELECTRIC.UTILITIES 47.7%
Allegheny Energy Inc. ......................................    United States      1,400,000         32,200,000
American.Electric Power Co. Inc. ...........................    United States      2,400,000         82,032,000
Cleco Corp. ................................................    United States      1,000,000         26,550,000
Duke Energy Corp. ..........................................    United States      3,800,000         62,016,000
Edison International .......................................    United States      2,000,000         68,340,000
Entergy Corp. ..............................................    United States      1,300,000        105,755,000
Exelon Corp. ...............................................    United States      2,000,000         87,620,000
FirstEnergy Corp. ..........................................    United States      1,700,000         66,453,000
FPL Group Inc. .............................................    United States      1,300,000         62,829,000
Great Plains Energy Inc. ...................................    United States      1,000,000         18,570,000
Hawaiian.Electric Industries Inc. ..........................    United States        600,000         13,470,000
Northeast Utilities ........................................    United States        900,000         24,876,000
NV Energy Inc. .............................................    United States      5,600,000         69,048,000
Pinnacle.West Capital Corp. ................................    United States        600,000         22,638,000
PNM Resources Inc. .........................................    United States      3,300,000         41,349,000
Portland.General Electric Co. ..............................    United States      1,100,000         21,241,000
PPL Corp. ..................................................    United States      2,800,000         77,588,000
Progress.Energy Inc. .......................................    United States      1,500,000         59,040,000
Scottish.and Southern Energy PLC ...........................   United Kingdom      1,500,000         25,074,723
The Southern Co. ...........................................    United States      3,200,000        106,112,000
Westar Energy Inc. .........................................    United States      1,080,600         24,097,380
                                                                                                 --------------
                                                                                                  1,096,899,103
                                                                                                 --------------
INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 2.5%
Constellation Energy Group .................................    United States      1,600,000         56,176,000
                                                                                                 --------------
MULTI-UTILITIES 37.5%
Alliant Energy Corp. .......................................    United States      1,500,000         49,890,000
Ameren Corp. ...............................................    United States        800,000         20,864,000
CenterPoint Energy Inc. ....................................    United States      3,800,000         54,568,000
CMS Energy Corp. ...........................................    United States      1,300,000         20,098,000
Consolidated Edison Inc. ...................................    United States      1,100,000         48,994,000
Dominion.Resources Inc. ....................................    United States      1,500,000         61,665,000
DTE Energy Co. .............................................    United States        500,000         22,300,000
GDF Suez....................................................       France            700,000         27,048,019
National.Grid PLC ..........................................   United Kingdom      4,987,755         48,580,205
NiSource.Inc. ..............................................    United States      1,300,000         20,540,000
PG&E Corp. .................................................    United States      2,200,000         93,324,000
Public Service Enterprise Group Inc. .......................    United States      2,800,000         82,656,000
RWE AG .....................................................      Germany            300,000         26,657,566
SCANA Corp. ................................................    United States        775,000         29,132,250
Sempra Energy ..............................................    United States      2,000,000         99,800,000
TECO Energy Inc. ...........................................    United States        700,000         11,123,000

98 | Semiannual Report

Franklin Custodian Funds

FRANKLIN UTILITIES FUND                                                       COUNTRY            SHARES            VALUE
------------------------------------------------------------------------  --------------    ----------------   --------------
    COMMON STOCKS (CONTINUED)
    MULTI-UTILITIES (CONTINUED)
    United Utilities Group PLC .........................................  United Kingdom         2,960,189     $   25,124,002
    Vectren Corp. ......................................................   United States           800,000         19,776,000
    Wisconsin Energy Corp. .............................................   United States           900,000         44,469,000
    Xcel Energy Inc. ...................................................   United States         2,600,000         55,120,000
                                                                                                               --------------
                                                                                                                  861,729,042
                                                                                                               --------------
    OIL, GAS & CONSUMABLE FUELS 3.3%
    Spectra Energy Corp. ...............................................   United States         2,197,600         49,511,928
    The Williams Cos. Inc. .............................................   United States         1,105,190         25,529,889
                                                                                                               --------------
                                                                                                                   75,041,817
                                                                                                               --------------
    WATER UTILITIES 1.7%
    American Water Works Co. Inc. ......................................   United States         1,800,000         39,168,000
                                                                                                               --------------
    TOTAL COMMON STOCKS (COST $1,724,114,278) ..........................                                        2,184,837,963
                                                                                                               --------------


                                                                                            PRINCIPAL AMOUNT
                                                                                            ----------------
    CORPORATE BONDS 3.3%
    ELECTRIC UTILITIES 1.6%
    MidAmerican Energy Holdings Co., senior note, 8.48%, 9/15/28 .......   United States       $25,000,000         30,918,375

    Northeast Generation Co., senior secured note, B-1, 8.812%, ........
     10/15/26...........................................................   United States         7,142,579          7,200,841
                                                                                                               --------------
                                                                                                                   38,119,216
                                                                                                               --------------
    INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 1.2%
    Energy Future Holdings Corp., senior note,
     P, 5.55%, 11/15/14 ................................................   United States        32,300,000         23,735,461
     R, 6.55%, 11/15/34 ................................................   United States         5,700,000          2,964,000
                                                                                                               --------------
                                                                                                                   26,699,461
                                                                                                               --------------
    MULTI-UTILITIES 0.5%
    Aquila Inc., senior note,
     9.95%, 2/01/11 ....................................................   United States         6,000,000          6,307,608
     8.27%, 11/15/21 ...................................................   United States         6,100,000          6,359,091
                                                                                                               --------------
                                                                                                                   12,666,699
                                                                                                               --------------
    TOTAL CORPORATE BONDS (COST $77,804,433) ...........................                                           77,485,376
                                                                                                               --------------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
     (COST $1,801,918,711) .............................................                                        2,262,323,339
                                                                                                               --------------

                                                                                                 SHARES
                                                                                            ----------------
    SHORT TERM INVESTMENTS (COST $27,420,822) 1.2%
    MONEY MARKET FUNDS 1.2%
(a) Institutional Fiduciary Trust Money Market Portfolio, 0.00%.........   United States        27,420,822         27,420,822
                                                                                                               --------------
    TOTAL INVESTMENTS (COST $1,829,339,533) 99.6% ......................                                        2,289,744,161
    OTHER ASSETS, LESS LIABILITIES 0.4% ................................                                            8,096,457
                                                                                                               --------------
    NET ASSETS 100.0% ..................................................                                       $2,297,840,618
                                                                                                               ==============

(a) See Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


   The accompanying notes are an integral part of these financial statements.

                                                          Semiannual Report | 99

Franklin Custodian Funds

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
March 31, 2010 (unaudited)

                                                              FRANKLIN        FRANKLIN          FRANKLIN
                                                            DYNATECH FUND    GROWTH FUND       INCOME FUND
                                                            ------------------------------------------------
Assets:
 Investments in securities:
   Cost - Unaffiliated issuers ..........................   $ 364,997,865   $1,715,605,439   $50,474,392,213
   Cost - Non-controlled affiliated issuers (Note 11)....              --               --     2,047,309,399
   Cost - Sweep Money Fund (Note 7) .....................         996,856      114,279,732       260,988,866
   Cost - Repurchase agreements .........................              --               --       347,581,492
                                                            ------------------------------------------------
   Total cost of investments ............................   $ 365,994,721   $1,829,885,171   $53,130,271,970
                                                            ================================================
   Value - Unaffiliated issuers .........................   $ 695,462,478   $3,427,509,639   $49,685,749,885
   Value - Non-controlled affiliated issuers (Note 11)...              --               --     1,803,151,382
   Value - Sweep Money Fund (Note 7) ....................         996,856      114,279,732       260,988,866
   Value - Repurchase agreements ........................              --               --       347,581,492
                                                            ------------------------------------------------
   Total value of investments (a) .......................     696,459,334    3,541,789,371    52,097,471,625
 Cash ...................................................              --          112,444        14,938,582
 Receivables:
   Investment securities sold ...........................              --               --       431,485,786
   Capital shares sold ..................................         987,587        5,596,822       133,431,332
   Dividends and interest ...............................         301,317        2,882,806       660,077,897
 Other assets ...........................................             138            8,156         1,949,252
                                                            ------------------------------------------------
      Total assets ......................................     697,748,376    3,550,389,599    53,339,354,474
                                                            ------------------------------------------------
Liabilities:
 Payables:
   Investment securities purchased ......................              --               --       903,707,432
   Capital shares redeemed ..............................         919,786        5,124,878        91,464,215
   Affiliates ...........................................         756,511        3,382,367        44,170,391
   Allocator Funds (Note 12) ............................              --           50,955           149,484
   Unaffiliated transfer agent fees .....................         334,067        1,016,566         6,466,410
 Payable upon return of securities loaned ...............              --               --        31,012,906
 Accrued expenses and other liabilities .................         133,210          373,517         3,004,937
                                                            ------------------------------------------------
      Total liabilities .................................       2,143,574        9,948,283     1,079,975,775
                                                            ------------------------------------------------
        Net assets, at value ............................   $ 695,604,802   $3,540,441,316   $52,259,378,699
                                                            ================================================
Net assets consist of:
 Paid-in capital ........................................   $ 430,274,715   $1,923,436,003   $59,950,751,117
 Undistributed net investment income (loss) .............      (1,965,046)              --                --
 Distributions in excess of net investment income .......              --       (2,303,424)     (402,932,276)
 Net unrealized appreciation (depreciation) .............     330,470,898    1,711,904,200    (1,033,021,174)
 Accumulated net realized gain (loss) ...................     (63,175,765)     (92,595,463)   (6,255,418,968)
                                                            ------------------------------------------------
        Net assets, at value ............................   $ 695,604,802   $3,540,441,316   $52,259,378,699
                                                            ================================================

(a)   The Franklin Income Fund includes $30,292,875 of securities loaned.


   The accompanying notes are an integral part of these financial statements.

100 | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010 (unaudited)

                                                                  FRANKLIN        FRANKLIN          FRANKLIN
                                                                DYNATECH FUND    GROWTH FUND       INCOME FUND
                                                                ------------------------------------------------
CLASS A:
   Net assets, at value ......................................  $ 571,135,665   $2,537,815,311   $30,823,642,079
                                                                ------------------------------------------------
   Shares outstanding ........................................     21,501,836       61,031,378    14,683,998,418
                                                                ------------------------------------------------
   Net asset value per share (a) .............................  $       26.56   $        41.58   $          2.10
                                                                ------------------------------------------------
   Maximum offering price per share (net asset value per
    share / 94.25%, 94.25% and 95.75%, respectively) .........  $       28.18   $        44.12   $          2.19
                                                                ------------------------------------------------
CLASS B:
   Net assets, at value ......................................  $  12,730,440   $   75,003,509   $ 1,894,593,654
                                                                ------------------------------------------------
   Shares outstanding ........................................        516,618        1,877,922       906,716,489
                                                                ------------------------------------------------
   Net asset value and maximum offering price per share (a)...  $       24.64   $        39.94   $          2.09
                                                                ------------------------------------------------
CLASS B1:
   Net assets, at value ......................................             --               --   $    32,103,072
                                                                ------------------------------------------------
   Shares outstanding ........................................             --               --        15,268,038
                                                                ------------------------------------------------
   Net asset value and maximum offering price per share (a)...             --               --   $          2.10
                                                                ------------------------------------------------
CLASS C:
   Net assets, at value ......................................  $  94,837,479   $  353,659,109   $14,717,275,473
                                                                ------------------------------------------------
   Shares outstanding ........................................      3,894,713        8,950,015     6,956,068,311
                                                                ------------------------------------------------
   Net asset value and maximum offering price per share (a)...  $       24.35   $        39.51   $          2.12
                                                                ------------------------------------------------
CLASS R:
   Net assets, at value ......................................  $   6,733,008   $   88,248,730   $   356,917,380
                                                                ------------------------------------------------
   Shares outstanding ........................................        254,511        2,128,308       172,083,411
                                                                ------------------------------------------------
   Net asset value and maximum offering price per share ......  $       26.45   $        41.46   $          2.07
                                                                ------------------------------------------------
ADVISOR CLASS:
   Net assets, at value ......................................  $  10,168,210   $  485,714,657   $ 4,434,847,041
                                                                ------------------------------------------------
   Shares outstanding ........................................        380,962       11,675,135     2,124,611,267
                                                                ------------------------------------------------
   Net asset value and maximum offering price per share ......  $       26.69   $        41.60   $          2.09
                                                                ------------------------------------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.


   The accompanying notes are an integral part of these financial statements.

                                                         Semiannual Report | 101

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010 (unaudited)

                                                                                                FRANKLIN
                                                                                             U.S. GOVERNMENT     FRANKLIN
                                                                                             SECURITIES FUND   UTILITIES FUND
                                                                                             --------------------------------
Assets:
 Investments in securities:
   Cost - Unaffiliated issuers ............................................................  $ 9,174,543,281   $1,801,918,711
   Cost - Sweep Money Fund (Note 7) .......................................................      239,265,772       27,420,822
                                                                                             --------------------------------
   Total cost of investments ..............................................................  $ 9,413,809,053   $1,829,339,533
                                                                                             ================================
   Value - Unaffiliated issuers ...........................................................  $ 9,477,387,006   $2,262,323,339
   Value - Sweep Money Fund (Note 7) ......................................................      239,265,772       27,420,822
                                                                                             --------------------------------
   Total value of investments .............................................................    9,716,652,778    2,289,744,161
 Receivables:
   Capital shares sold ....................................................................       29,240,518        6,259,963
   Dividends and interest .................................................................       38,699,303        7,736,993
 Other assets .............................................................................           22,982            5,698
                                                                                             --------------------------------
      Total assets ........................................................................    9,784,615,581    2,303,746,815
                                                                                             --------------------------------
Liabilities:
 Payables:
   Investment securities purchased ........................................................       63,915,346               --
   Capital shares redeemed ................................................................       34,224,229        3,399,814
   Affiliates .............................................................................        7,590,132        1,835,847
   Allocator Funds (Note 12) ..............................................................           29,377            6,897
   Unaffiliated transfer agent fees .......................................................        1,102,458          377,743
 Accrued expenses and other liabilities ...................................................          351,901          285,896
                                                                                             --------------------------------
      Total liabilities ...................................................................      107,213,443        5,906,197
                                                                                             --------------------------------
        Net assets, at value ..............................................................  $ 9,677,402,138   $2,297,840,618
                                                                                             ================================
Net assets consist of:
 Paid-in capital ..........................................................................  $ 9,753,117,340   $1,840,955,301
 Undistributed net investment income (distributions in excess of net investment income) ...      (10,879,861)       3,313,770

 Net unrealized appreciation (depreciation) ...............................................      302,843,725      460,412,497
 Accumulated net realized gain (loss) .....................................................     (367,679,066)      (6,840,950)
                                                                                             --------------------------------
        Net assets, at value ..............................................................  $ 9,677,402,138   $2,297,840,618
                                                                                             ================================


   The accompanying notes are an integral part of these financial statements.

102 | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2010 (unaudited)

                                                                                   FRANKLIN
                                                                                U.S. GOVERNMENT       FRANKLIN
                                                                                SECURITIES FUND    UTILITIES FUND
                                                                                ----------------------------------
CLASS A:
   Net assets, at value ....................................................    $ 6,410,681,408    $ 1,684,461,363
                                                                                ----------------------------------
   Shares outstanding ......................................................        957,566,053        154,566,858
                                                                                ----------------------------------
   Net asset value per share (a) ...........................................    $          6.69    $         10.90
                                                                                ----------------------------------
   Maximum offering price per share (net asset value per share / 95.75%)....    $          6.99    $         11.38
                                                                                ----------------------------------
CLASS B:
   Net assets, at value ....................................................    $   174,946,938    $    58,404,333
                                                                                ----------------------------------
   Shares outstanding ......................................................         26,172,408          5,360,010
                                                                                ----------------------------------
   Net asset value and maximum offering price per share (a) .................   $          6.68    $         10.90
                                                                                ----------------------------------
CLASS C:
   Net assets, at value ....................................................    $ 1,977,819,248    $   354,864,068
                                                                                ----------------------------------
   Shares outstanding ......................................................        297,135,674         32,671,619
                                                                                ----------------------------------
   Net asset value and maximum offering price per share (a) .................   $          6.66    $         10.86
                                                                                ----------------------------------
CLASS R:
   Net assets, at value ....................................................    $   128,729,784    $    39,668,134
                                                                                ----------------------------------
   Shares outstanding ......................................................         19,245,938          3,649,824
                                                                                ----------------------------------
   Net asset value and maximum offering price per share .....................   $          6.69    $         10.87
                                                                                ----------------------------------
ADVISOR CLASS:
   Net assets, at value ....................................................    $   985,224,760    $   160,442,720
                                                                                ----------------------------------
   Shares outstanding ......................................................        146,782,474         14,645,723
                                                                                ----------------------------------
   Net asset value and maximum offering price per share ....................    $          6.71    $         10.95
                                                                                ----------------------------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.


   The accompanying notes are an integral part of these financial statements.

                                                         Semiannual Report | 103

Franklin Custodian Funds

STATEMENTS OF OPERATIONS
for the six months ended March 31, 2010 (unaudited)

                                                                            FRANKLIN           FRANKLIN          FRANKLIN
                                                                          DYNATECH FUND      GROWTH FUND        INCOME FUND
                                                                          ---------------------------------------------------
Investment income:
   Dividends:
     Unaffiliated issuers ............................................    $   2,033,472     $  23,980,325    $    297,642,682
     Non-controlled affiliated issuers (Note 11) .....................               --                --          22,913,188
   Interest:
     Unaffiliated issuers ............................................               --             7,876       1,491,441,173
     Non-controlled affiliated issuers (Note 11) .....................               --                --          36,890,591
   Income from securities loaned .....................................               --                --             297,481
                                                                          ---------------------------------------------------
          Total investment income ....................................        2,033,472        23,988,201       1,849,185,115
                                                                          ---------------------------------------------------
Expenses:
   Management fees (Note 3a) .........................................        1,581,497         7,385,689          96,302,659
   Distribution fees: (Note 3c)
     Class A .........................................................          666,574         2,876,058          21,889,371
     Class B .........................................................           64,178           402,276           9,817,508
     Class B1 ........................................................               --                --             133,751
     Class C .........................................................          442,759         1,640,631          44,940,438
     Class R .........................................................           16,364           186,647             836,472
   Transfer agent fees (Note 3e) .....................................        1,006,957         3,685,459          22,543,650
   Special servicing agreement fees (Note 12) ........................               --           284,524           1,192,645
   Custodian fees (Note 4) ...........................................            4,329            22,099             388,255
   Reports to shareholders ...........................................           88,645           313,566           2,558,744
   Registration and filing fees ......................................           59,706            87,928             462,351
   Professional fees .................................................           41,773            44,463             255,331
   Trustees' fees and expenses .......................................            2,593            20,931             144,684
   Other .............................................................           23,144            96,461             615,734
                                                                          ---------------------------------------------------
          Total expenses .............................................        3,998,519        17,046,732         202,081,593
          Expense reductions (Note 4) ................................               (1)               (2)               (118)
                                                                          ---------------------------------------------------
             Net expenses ............................................        3,998,518        17,046,730         202,081,475
                                                                          ---------------------------------------------------
               Net investment income (loss) ..........................       (1,965,046)        6,941,471       1,647,103,640
                                                                          ---------------------------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments:
        Unaffiliated issuers .........................................       17,956,791        37,922,016      (1,197,548,711)
        Non-controlled affiliated issuers (Note 11)...................               --                --         (82,755,348)
     Written options .................................................               --                --           1,038,713
     Foreign currency transactions ...................................           77,557             8,821          (1,824,169)
                                                                          ---------------------------------------------------
               Net realized gain (loss) ..............................       18,034,348        37,930,837      (1,281,089,515)
                                                                          ---------------------------------------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................       72,035,852       406,845,894       4,140,394,887
     Translation of other assets and liabilities denominated in
        foreign currencies ...........................................               --              (371)            (27,938)
                                                                          ---------------------------------------------------
               Net change in unrealized appreciation
                  (depreciation) .....................................       72,035,852       406,845,523       4,140,366,949
                                                                          ---------------------------------------------------
Net realized and unrealized gain (loss) ..............................       90,070,200       444,776,360       2,859,277,434
                                                                          ---------------------------------------------------
Net increase (decrease) in net assets resulting from operations ......    $  88,105,154     $ 451,717,831    $  4,506,381,074
                                                                          ===================================================

   The accompanying notes are an integral part of these financial statements.

104 | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF OPERATIONS (CONTINUED)
for the six months ended March 31, 2010 (unaudited)

                                                                              FRANKLIN
                                                                          U.S. GOVERNMENT       FRANKLIN
                                                                          SECURITIES FUND    UTILITIES FUND
                                                                          ---------------------------------
Investment income:
   Dividends .........................................................     $          --     $  47,025,820
   Interest ..........................................................       210,792,913         3,322,330
                                                                          --------------------------------
        Total investment income ......................................       210,792,913        50,348,150
                                                                          --------------------------------
Expenses:
   Management fees (Note 3a) .........................................        21,169,980         5,027,416
   Distribution fees: (Note 3c)
     Class A .........................................................         4,169,741         1,203,467
     Class B .........................................................           647,999           198,815
     Class C .........................................................         5,719,471         1,063,248
     Class R .........................................................           344,845            96,710
   Transfer agent fees (Note 3e) .....................................         5,122,985         1,534,423
   Special servicing agreement fees (Note 12) ........................           166,953            44,813
   Custodian fees (Note 4) ...........................................            59,585            21,612
   Reports to shareholders ...........................................           326,375           159,426
   Registration and filing fees ......................................           181,653            89,934
   Professional fees .................................................            76,135            25,623
   Trustees' fees and expenses .......................................            36,109            10,507
   Other .............................................................           177,295            47,412
                                                                          --------------------------------
        Total expenses ...............................................        38,199,126         9,523,406
        Expense reductions (Note 4) ..................................                (3)               (3)
                                                                          --------------------------------
          Net expenses ...............................................        38,199,123         9,523,403
                                                                          --------------------------------
             Net investment income ...................................       172,593,790        40,824,747
                                                                          --------------------------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
     Investments .....................................................        11,890,615        (3,401,415)
     Foreign currency transactions ...................................                --           (31,551)
                                                                          --------------------------------
             Net realized gain (loss) ................................        11,890,615        (3,432,966)
                                                                          --------------------------------
   Net change in unrealized appreciation (depreciation) on:
     Investments .....................................................         1,733,412        68,491,039
     Translation of other assets and liabilities denominated in
        foreign currencies ...........................................                --           (17,207)
                                                                          --------------------------------
             Net change in unrealized appreciation (depreciation) ....         1,733,412        68,473,832
                                                                          --------------------------------
Net realized and unrealized gain (loss) ..............................        13,624,027        65,040,866
                                                                          --------------------------------
Net increase (decrease) in net assets resulting from operations ......     $ 186,217,817     $ 105,865,613
                                                                          ================================


   The accompanying notes are an integral part of these financial statements.

                                                         Semiannual Report | 105

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  FRANKLIN DYNATECH FUND                 FRANKLIN GROWTH FUND
                                                          ------------------------------------  ------------------------------------
                                                          SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                           MARCH 31, 2010        YEAR ENDED      MARCH 31, 2010       YEAR ENDED
                                                            (UNAUDITED)     SEPTEMBER 30, 2009     (UNAUDITED)    SEPTEMBER 30, 2009
                                                          --------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income (loss) ......................   $  (1,965,046)     $  (2,203,451)    $     6,941,471    $    19,035,425
     Net realized gain (loss) from investments and
        foreign currency transactions ..................      18,034,348        (59,040,251)         37,930,837         18,944,348
     Net change in unrealized appreciation
        (depreciation) on investments and
         translation of other assets and
         liabilities denominated in foreign
         currencies ....................................      72,035,852        117,993,942         406,845,523         50,707,596
                                                          --------------------------------------------------------------------------
          Net increase (decrease) in net assets
             resulting from operations .................      88,105,154         56,750,240         451,717,831         88,687,369
                                                          --------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
        Class A ........................................              --                 --         (16,704,519)       (13,937,611)
        Class B ........................................              --                 --             (59,099)                --
        Class C ........................................              --                 --            (605,181)          (158,739)
        Class R ........................................              --                 --            (424,812)           (93,243)
        Advisor Class ..................................              --                 --          (4,186,666)        (2,842,374)
     Net realized gains:
        Class A ........................................              --        (23,817,251)                 --                 --
        Class B ........................................              --           (674,313)                 --                 --
        Class C ........................................              --         (3,500,844)                 --                 --
        Advisor Class ..................................              --           (211,314)                 --                 --
                                                          --------------------------------------------------------------------------
   Total distributions to shareholders .................              --        (28,203,722)        (21,980,277)       (17,031,967)
                                                          --------------------------------------------------------------------------
   Capital share transactions: (Note 2)
        Class A ........................................      (4,888,201)        95,693,757          58,900,673        423,439,580
        Class B ........................................      (2,699,717)         2,223,304         (23,638,394)            64,703
        Class C ........................................        (330,044)        24,245,692          (5,570,020)        55,014,386
        Class R ........................................        (466,616)         4,561,511          13,103,712         30,600,261
        Advisor Class ..................................         741,734          5,097,576          (4,939,883)       151,094,118
                                                          --------------------------------------------------------------------------
   Total capital share transactions ....................      (7,642,844)       131,821,840          37,856,088        660,213,048
                                                          --------------------------------------------------------------------------
          Net increase (decrease) in net assets ........      80,462,310        160,368,358         467,593,642        731,868,450
Net assets:
   Beginning of period .................................     615,142,492        454,774,134       3,072,847,674      2,340,979,224
                                                          --------------------------------------------------------------------------
   End of period .......................................   $ 695,604,802      $ 615,142,492     $ 3,540,441,316    $ 3,072,847,674
                                                          ==========================================================================
Undistributed net investment income (loss)
   (distributions in excess of net investment income)
   included in net assets:
     End of period .....................................   $  (1,965,046)     $          --     $    (2,303,424)   $    12,735,382
                                                          ==========================================================================


   The accompanying notes are an integral part of these financial statements.

106 | Semiannual Report

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                                              FRANKLIN
                                                                   FRANKLIN INCOME FUND           U.S. GOVERNMENT SECURITIES FUND
                                                         ------------------------------------  ------------------------------------
                                                         SIX MONTHS ENDED                      SIX MONTHS ENDED
                                                          MARCH 31, 2010       YEAR ENDED       MARCH 31, 2010       YEAR ENDED
                                                            (UNAUDITED)    SEPTEMBER 30, 2009    (UNAUDITED)     SEPTEMBER 30, 2009
                                                         --------------------------------------------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income ............................  $  1,647,103,640   $  3,021,185,783   $   172,593,790     $   326,946,470
     Net realized gain (loss) from investments,
        written options and foreign currency
        transactions ..................................    (1,281,089,515)    (4,679,001,452)       11,890,615           8,947,805
     Net change in unrealized appreciation
        (depreciation) on investments and translation
        of other assets and liabilities denominated in
        foreign currencies ............................     4,140,366,949      5,364,093,012         1,733,412         306,262,342
                                                         --------------------------------------------------------------------------
          Net increase (decrease) in net assets
             resulting from operations ................     4,506,381,074      3,706,277,343       186,217,817         642,156,617
                                                         --------------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income:
        Class A .......................................    (1,056,761,799)    (2,122,519,292)     (129,334,653)       (266,824,581)
        Class B .......................................       (64,655,718)      (162,039,544)       (3,682,161)        (10,979,232)
        Class B1 ......................................        (1,479,961)       (12,892,120)               --                  --
        Class C .......................................      (461,117,464)      (924,754,117)      (30,774,270)        (39,006,086)
        Class R .......................................       (11,627,078)       (22,649,572)       (2,560,862)         (5,108,595)
        Advisor Class .................................      (161,290,476)      (322,719,140)      (19,573,023)        (32,473,805)
     Net realized gains:
        Class A .......................................                --        (15,591,600)               --                  --
        Class B .......................................                --         (1,384,690)               --                  --
        Class B1 ......................................                --           (124,160)               --                  --
        Class C .......................................                --         (7,179,957)               --                  --
        Class R .......................................                --           (166,198)               --                  --
        Advisor Class .................................                --         (2,449,031)               --                  --
                                                         --------------------------------------------------------------------------
   Total distributions to shareholders ................    (1,756,932,496)    (3,594,469,421)     (185,924,969)       (354,392,299)
                                                         --------------------------------------------------------------------------
   Capital share transactions: (Note 2)
        Class A .......................................     1,435,953,453        729,974,966       134,084,364         707,313,300
        Class B .......................................      (265,899,390)      (324,408,642)      (55,687,864)        (64,174,344)
        Class B1 ......................................       (39,010,992)      (136,813,461)               --                  --
        Class C .......................................       892,934,344        543,188,709       513,764,204         820,560,727
        Class R .......................................        23,180,055         40,235,428        (9,791,990)         29,529,703
        Advisor Class .................................        16,235,823        (24,803,405)      121,259,448         227,056,372
                                                         --------------------------------------------------------------------------
   Total capital share transactions ...................     2,063,393,293        827,373,595       703,628,162       1,720,285,758
                                                         --------------------------------------------------------------------------
          Net increase (decrease) in
             net assets ...............................     4,812,841,871        939,181,517       703,921,010       2,008,050,076
Net assets:
   Beginning of period ................................    47,446,536,828     46,507,355,311     8,973,481,128       6,965,431,052
                                                         --------------------------------------------------------------------------
   End of period ......................................  $ 52,259,378,699   $ 47,446,536,828   $ 9,677,402,138     $ 8,973,481,128
                                                         ==========================================================================

Undistributed net investment income (distributions in
   excess of net investment income) included in net
   assets:
     End of period ....................................  $   (402,932,276)  $   (293,103,420)  $   (10,879,861)    $     2,451,318
                                                         ==========================================================================


   The accompanying notes are an integral part of these financial statements.

                                                         Semiannual Report | 107

Franklin Custodian Funds

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

                                                                                             FRANKLIN UTILITIES FUND
                                                                                      -------------------------------------
                                                                                      SIX MONTHS ENDED
                                                                                       MARCH 31, 2010        YEAR ENDED
                                                                                         (UNAUDITED)     SEPTEMBER 30, 2009
                                                                                      -------------------------------------
Increase (decrease) in net assets:
   Operations:
     Net investment income .........................................................   $    40,824,747    $    79,810,590
     Net realized gain (loss) from investments and foreign currency transactions ...        (3,432,966)        28,009,600
     Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
        currencies ............. ...................................................        68,473,832       (249,432,367)
                                                                                      -------------------------------------
          Net increase (decrease) in net assets resulting from operations ..........       105,865,613       (141,612,177)
                                                                                      -------------------------------------
   Distributions to shareholders from:
     Net investment income:
        Class A ....................................................................       (35,370,116)       (60,897,517)
        Class B ....................................................................        (1,186,684)        (2,457,137)
        Class C ....................................................................        (6,383,269)       (10,325,076)
        Class R ....................................................................          (779,667)        (1,233,300)
        Advisor Class ..............................................................        (3,215,899)        (2,775,441)
     Net realized gains:
        Class A ....................................................................       (23,199,153)       (11,143,330)
        Class B ....................................................................          (922,593)          (556,682)
        Class C ....................................................................        (4,562,415)        (2,138,465)
        Class R ....................................................................          (555,438)          (236,227)
        Advisor Class ..............................................................        (1,930,079)          (407,396)
                                                                                      -------------------------------------
   Total distributions to shareholders .............................................       (78,105,313)       (92,170,571)
                                                                                      -------------------------------------
   Capital share transactions: (Note 2)
        Class A ....................................................................       120,272,722        (47,298,609)
        Class B ....................................................................        (6,743,468)       (18,007,546)
        Class C ....................................................................        50,753,084         (4,044,700)
        Class R ....................................................................         1,342,666          4,676,850
        Advisor Class ..............................................................        34,425,335         71,734,045
                                                                                      -------------------------------------
   Total capital share transactions ................................................       200,050,339          7,060,040
                                                                                      -------------------------------------
          Net increase (decrease) in net assets ....................................       227,810,639       (226,722,708)
Net assets:
   Beginning of period .............................................................     2,070,029,979      2,296,752,687
                                                                                      -------------------------------------
   End of period ...................................................................   $ 2,297,840,618    $ 2,070,029,979
                                                                                      =====================================
Undistributed net investment income included in net assets:
   End of period ...................................................................   $     3,313,770    $     9,424,658
                                                                                      =====================================


   The accompanying notes are an integral part of these financial statements.

108 | Semiannual Report

Franklin Custodian Funds

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Custodian Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of five funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS B, CLASS C, CLASS R         CLASS A, CLASS B, CLASS B1,
& ADVISOR CLASS                            CLASS C, CLASS R & ADVISOR CLASS
----------------------------------------   --------------------------------
Franklin DynaTech Fund                     Franklin Income Fund
Franklin Growth Fund
Franklin U.S. Government Securities Fund
Franklin Utilities Fund

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value. Short term investments are valued at cost.

Corporate debt securities, government securities, municipal securities, mortgage backed securities, asset-backed securities, collateralized debt obligations and other debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Funds' pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value. Debt securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the date that the values of the foreign debt securities are determined.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Funds may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for

                                                         Semiannual Report | 109

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

a. SECURITY VALUATION (CONTINUED)

each security. The Funds' pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Funds have procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Funds' Board of Trustees.

b. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

110 | Semiannual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

b. FOREIGN CURRENCY TRANSLATION (CONTINUED)

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT

The Funds may enter into a joint repurchase agreement whereby their uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the fund to the seller, collateralized by securities which are delivered to the fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. The joint repurchase agreement held by the funds at period end had been entered into on March 31, 2010. The joint repurchase agreement is valued at cost which approximates market value.

d. SECURITIES PURCHASED ON A WHEN-ISSUED, DELAYED DELIVERY, AND TBA BASIS

The Funds may purchase securities on a when-issued, delayed delivery, and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

e. DERIVATIVE FINANCIAL INSTRUMENTS

Certain funds may invest in derivative financial instruments (derivatives) in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract,

                                                         Semiannual Report | 111

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

e. DERIVATIVE FINANCIAL INSTRUMENTS (CONTINUED)

the potential for an illiquid secondary market, and the potential for market movements which may expose the Fund to gains or losses in excess of the amounts shown on the Statement of Assets and Liabilities.

Derivatives are marked to market daily based upon quotations from market makers or the Fund's independent pricing services and the Fund's net benefit or obligation under the contract, as measured by the fair market value of the contract, is included in net assets. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

The Franklin Income Fund generally purchases or writes option contracts in order to manage or gain exposure to equity price risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of a particular security, currency or index, or notional amount of a swap (swaption), at a specified price. Options purchased are recorded as an asset while options written are recorded as a liability. Upon exercise of an option, the acquisition cost or sales proceeds of the security is adjusted by any premium paid or received. Upon expiration of an option, any premium paid or received is recorded as a realized loss or gain. Upon closing an option other than through expiration or exercise, the difference between the premium and the cost to close the position is recorded as a realized gain or loss.

See Note 10 regarding other derivative information.

f. EQUITY-LINKED SECURITIES

The Franklin Income Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Income received from equity linked securities is recorded as realized gains in the Statement of Operations and may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

g. SECURITIES LENDING

The Franklin Income Fund participates in a principal based security lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values

112 | Semiannual Report

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

g. SECURITIES LENDING (CONTINUED)

is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund (Bank of New York Institutional Cash Reserve Fund or
ICRF) and in a money market fund managed by the fund's custodian on the fund's behalf. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the principal may default on its obligations to the fund.

In September of 2008, the Bank of New York Mellon (BNYM) advised the Fund that the ICRF had exposure to certain defaulted debt obligations of Lehman Brothers Holdings, Inc. and that they had created a separate sleeve (Series B) of the ICRF to hold these securities apart from the main investments. Each investor in the ICRF was allocated its pro-rata portion of Series B. The Fund's position in Series B is disclosed on the Statement of Investments at fair value and any unrealized loss attributable to the position is included in net assets.

h. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the fund invests are generally readily marketable, but may be subject to some restrictions on resale.

i. INCOME TAXES

It is each Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains. As a result, no provision for federal income taxes is required. The Funds file U.S. income tax returns as well as tax returns in certain other jurisdictions. As of March 31, 2010, and for all open tax years, the Funds have determined that no provision for income tax is required in the Funds' financial statements. Open tax years are those that remain subject to examination by such taxing authorities, which in the case of the U.S. is three years after the filing of a fund's tax return.

j. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the

                                                         Semiannual Report | 113

Franklin Custodian Funds

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

j. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

loan. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

l. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

114 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2010, there were an unlimited number of shares authorized (without par value). Transactions in the Funds' shares were as follows:

                                        FRANKLIN DYNATECH FUND          FRANKLIN GROWTH FUND
                                      ---------------------------    ----------------------------
                                        SHARES          AMOUNT         SHARES          AMOUNT
                                      -----------------------------------------------------------
CLASS A SHARES:
Six Months ended March 31, 2010
   Shares sold ....................    2,004,116    $  49,818,877      6,838,086    $ 266,368,287
   Shares issued in reinvestment of
     distributions ................           --               --        402,844       15,404,767
   Shares redeemed ................   (2,206,800)     (54,707,078)    (5,793,608)    (222,872,381)
                                      -----------------------------------------------------------
   Net increase (decrease) ........     (202,684)   $  (4,888,201)     1,447,322    $  58,900,673
                                      ===========================================================
Year ended September 30, 2009
   Shares sold ....................    2,782,002    $  53,411,677     12,015,889    $ 359,509,553
   Shares issued on merger
     (Note 14) ....................    7,598,915      126,195,671     14,593,037      451,362,637
   Shares issued in reinvestment of
     distributions ................    1,359,432       21,288,705        486,462       12,711,248
   Shares redeemed ................   (5,668,339)    (105,202,296)   (13,479,108)    (400,143,858)
                                      -----------------------------------------------------------
   Net increase (decrease) ........    6,072,010    $  95,693,757     13,616,280    $ 423,439,580
                                      ===========================================================
CLASS B SHARES:
Six Months ended March 31, 2010
   Shares sold ....................       26,881    $     618,708         33,405    $   1,253,187
   Shares issued in reinvestment of
     distributions ................           --               --          1,489           54,809
   Shares redeemed ................     (143,742)      (3,318,425)      (669,933)     (24,946,390)
                                      -----------------------------------------------------------
   Net increase (decrease) ........     (116,861)   $  (2,699,717)      (635,039)   $ (23,638,394)
                                      ===========================================================
Year ended September 30, 2009
   Shares sold ....................       68,034    $   1,166,470        269,458    $   7,369,648
   Shares issued on merger
     (Note 14) ....................      471,140        7,329,289        897,036       26,650,945
   Shares issued in reinvestment of
     distributions ................       39,296          576,475             --               --
   Shares redeemed ................     (400,924)      (6,848,930)    (1,186,449)     (33,955,890)
                                      -----------------------------------------------------------
   Net increase (decrease) ........      177,546    $   2,223,304        (19,955)   $      64,703
                                      ===========================================================
CLASS C SHARES:
Six Months ended March 31, 2010
   Shares sold ....................      436,143    $   9,894,790        755,646    $  27,978,429
   Shares issued in reinvestment of
     distributions ................           --               --         15,351          559,243
   Shares redeemed ................     (450,476)     (10,224,834)      (932,113)     (34,107,692)
                                      -----------------------------------------------------------
   Net increase (decrease) ........      (14,333)   $    (330,044)      (161,116)   $  (5,570,020)
                                      ===========================================================
Year ended September 30, 2009
   Shares sold ....................      610,534    $  10,952,317      1,769,875    $  50,036,992
   Shares issued on merger
     (Note 14) ....................    1,986,027       30,539,237      2,280,868       67,125,954
   Shares issued in reinvestment of
     distributions ................      219,790        3,186,956          5,806          144,797
   Shares redeemed ................   (1,201,455)     (20,432,818)    (2,213,519)     (62,293,357)
                                      -----------------------------------------------------------
   Net increase (decrease) ........    1,614,896    $  24,245,692      1,843,030    $  55,014,386
                                      ===========================================================

                                                         Semiannual Report | 115

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                       FRANKLIN DYNATECH FUND         FRANKLIN GROWTH FUND
                                      --------------------------    ---------------------------
                                       SHARES          AMOUNT         SHARES          AMOUNT
                                      ---------------------------------------------------------
CLASS R SHARES:
Six Months ended March 31, 2010
   Shares sold ....................     45,185      $  1,121,427       614,658    $  23,698,539
   Shares issued in reinvestment of
     distributions ................         --                --        10,831          413,311
   Shares redeemed ................    (64,971)       (1,588,043)     (287,457)     (11,008,138)
                                      ---------------------------------------------------------
   Net increase (decrease) ........    (19,786)     $   (466,616)      338,032    $  13,103,712
                                      =========================================================
Year ended September 30, 2009 (a)
   Shares sold ....................    105,135      $  1,878,341     2,050,622    $  61,397,829
   Shares issued on merger
     (Note 14) ....................    269,510         4,473,861       308,381        9,519,723
   Shares issued in reinvestment of
     distributions ................         --                --         3,545           92,515
   Shares redeemed ................   (100,348)       (1,790,691)   (1,390,720)     (40,409,806)
                                      ---------------------------------------------------------
   Net increase (decrease) ........    274,297      $  4,561,511       971,828    $  30,600,261
                                      =========================================================
ADVISOR CLASS SHARES:
Six Months ended March 31, 2010
   Shares sold ....................     51,551      $  1,308,738       598,425    $  23,232,896
   Shares issued in reinvestment of
     distributions ................         --                --       102,177        3,905,212
   Shares redeemed ................    (23,180)         (567,004)     (823,339)     (32,077,991)
                                      ---------------------------------------------------------
   Net increase (decrease) ........     28,371      $    741,734      (122,737)   $  (4,939,883)
                                      =========================================================
Year ended September 30, 2009
   Shares sold ....................    193,916      $  3,835,277     1,828,858    $  54,651,357
   Shares issued on merger
     (Note 14) ....................     99,151         1,649,870     4,691,275      145,148,039
   Shares issued in reinvestment of
     distributions ................     13,467           211,295       102,244        2,668,575
   Shares redeemed ................    (31,772)         (598,866)   (1,722,646)     (51,373,853)
                                      ---------------------------------------------------------
   Net increase (decrease) ........    274,762      $  5,097,576     4,899,731    $ 151,094,118
                                      =========================================================

(a) For the period December 1, 2008 (effective date) to September 30, 2009, for the Franklin DynaTech Fund.

                                                                             FRANKLIN U.S. GOVERNMENT
                                           FRANKLIN INCOME FUND                   SECURITIES FUND
                                    -----------------------------------   ---------------------------------
                                        SHARES             AMOUNT            SHARES             AMOUNT
                                    -----------------------------------------------------------------------
CLASS A SHARES:
Six Months ended March 31, 2010
   Shares sold .................     1,576,591,081    $  3,213,841,437    124,065,841$          830,968,510
   Shares issued in reinvestment
     of distributions ..........       401,331,361         808,301,285      14,281,548           95,494,486
   Shares redeemed .............    (1,270,125,334)     (2,586,189,269)   (118,400,194)        (792,378,632)
                                    -----------------------------------------------------------------------
   Net increase (decrease) .....       707,797,108    $  1,435,953,453      19,947,195     $    134,084,364
                                    =======================================================================
Year ended September 30, 2009
   Shares sold .................     3,194,615,875    $  5,446,582,263     327,684,616     $  2,154,557,471
   Shares issued in reinvestment
     of distributions ..........       929,761,078       1,563,293,948      28,818,237          189,352,370
   Shares redeemed .............    (3,760,506,184)     (6,279,901,245)   (248,416,455)      (1,636,596,541)
                                    -----------------------------------------------------------------------
   Net increase (decrease) .....       363,870,769    $    729,974,966    108,086,398$          707,313,300
                                    =======================================================================

116 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                            FRANKLIN U.S. GOVERNMENT
                                          FRANKLIN INCOME FUND                  SECURITIES FUND
                                    -----------------------------------   ------------------------------
                                       SHARES              AMOUNT           SHARES            AMOUNT
                                    --------------------------------------------------------------------
CLASS B SHARES:
Six Months ended March 31, 2010
   Shares sold .................         8,087,103    $     16,414,369        933,182    $     6,242,446
   Shares issued in reinvestment
     of distributions ..........        22,318,313          44,727,747        430,503          2,877,233
   Shares redeemed .............      (160,640,686)       (327,041,506)    (9,693,605)       (64,807,543)
                                    --------------------------------------------------------------------
   Net increase (decrease) .....      (130,235,270)   $   (265,899,390)    (8,329,920)   $   (55,687,864)
                                    ====================================================================
Year ended September 30, 2009
   Shares sold .................        34,580,449    $     58,074,216      8,056,168    $    52,523,598
   Shares issued in reinvestment
     of distributions ..........        63,807,057         106,531,528      1,218,659          7,988,052
   Shares redeemed .............      (295,644,541)       (489,014,386)   (18,942,006)      (124,685,994)
                                    --------------------------------------------------------------------
   Net increase (decrease) .....      (197,257,035)   $   (324,408,642)    (9,667,179)   $   (64,174,344)
                                    ====================================================================
CLASS B1 SHARES:
Six Months ended March 31, 2010
   Shares sold .................            87,642    $        180,178
   Shares issued in reinvestment
     of distributions ..........           426,645             854,437
   Shares redeemed .............       (19,883,483)        (40,045,607)
                                    ----------------------------------
   Net increase (decrease) .....       (19,369,196)        (39,010,992)
                                    ==================================
Year ended September 30, 2009
   Shares sold .................           616,259    $      1,006,991
   Shares issued in reinvestment
     of distributions ..........         4,478,768           7,437,357
   Shares redeemed .............       (84,121,447)       (145,257,809)
                                    ----------------------------------
   Net increase (decrease) .....       (79,026,420)   $   (136,813,461)
                                    ==================================
CLASS C SHARES:
Six Months ended March 31, 2010
   Shares sold .................       811,200,034    $  1,666,950,076    108,871,363    $   725,234,137
   Shares issued in reinvestment
     of distributions ..........       159,914,613         324,735,550      3,574,666         23,781,589
   Shares redeemed .............      (535,043,386)     (1,098,751,282)   (35,349,898)      (235,251,522)
                                    --------------------------------------------------------------------
   Net increase (decrease) .....       436,071,261    $    892,934,344     77,096,131    $   513,764,204
                                    ====================================================================
Year ended September 30, 2009
   Shares sold .................     1,490,228,499    $  2,568,269,575    177,348,206    $ 1,163,765,108
   Shares issued in reinvestment
     of distributions ..........       372,417,014         631,594,234      4,298,963         28,151,041
   Shares redeemed .............    (1,592,519,479)     (2,656,675,100)   (56,632,697)      (371,355,422)
                                    --------------------------------------------------------------------
   Net increase (decrease) .....       270,126,034    $    543,188,709    125,014,472    $   820,560,727
                                    ====================================================================

                                                         Semiannual Report | 117

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                           FRANKLIN U.S. GOVERNMENT
                                         FRANKLIN INCOME FUND                  SECURITIES FUND
                                    ---------------------------------   -----------------------------
                                       SHARES            AMOUNT           SHARES           AMOUNT
                                    -----------------------------------------------------------------
CLASS R SHARES:
Six Months ended March 31, 2010
   Shares sold .................      32,670,166    $     65,717,871      4,775,546    $   31,951,629
   Shares issued in reinvestment
     of distributions ..........       5,446,023          10,842,622        372,092         2,486,745
   Shares redeemed .............     (26,569,727)        (53,380,438)    (6,620,088)      (44,230,364)
                                    -----------------------------------------------------------------
   Net increase (decrease) .....      11,546,462    $     23,180,055     (1,472,450)   $   (9,791,990)
                                    =================================================================
Year ended September 30, 2009
   Shares sold .................      68,996,085    $    115,848,208     13,507,302    $   88,919,423
   Shares issued in reinvestment
     of distributions ..........      12,725,193          21,140,911        758,236         4,977,846
   Shares redeemed .............     (58,266,413)        (96,753,691)    (9,774,179)      (64,367,566)
                                    -----------------------------------------------------------------
   Net increase (decrease) .....      23,454,865    $     40,235,428      4,491,359    $   29,529,703
                                    =================================================================
ADVISOR CLASS SHARES:
Six Months ended March 31, 2010
   Shares sold .................     196,977,757    $    399,697,232     30,613,325    $  205,621,866
   Shares issued in reinvestment
     of distributions ..........      72,414,844         144,990,702      2,359,147        15,813,014
   Shares redeemed .............    (261,640,781)       (528,452,111)   (14,933,906)     (100,175,432)
                                    -----------------------------------------------------------------
   Net increase (decrease) .....       7,751,820    $     16,235,823     18,038,566    $  121,259,448
                                    =================================================================
Year ended September 30, 2009
   Shares sold .................     537,139,078    $    923,014,317     56,386,916    $  373,566,694
   Shares issued in reinvestment
     of distributions ..........     185,103,308         309,081,671      4,110,288        27,061,258
   Shares redeemed .............    (772,328,637)     (1,256,899,393)   (26,340,863)     (173,571,580)
                                    -----------------------------------------------------------------
   Net increase (decrease) .....     (50,086,251)   $    (24,803,405)    34,156,341    $  227,056,372
                                    =================================================================


                                                           FRANKLIN UTILITIES FUND
                                                        ----------------------------
                                                          SHARES             AMOUNT
                                                        ----------------------------
CLASS A SHARES:
Six Months ended March 31, 2010
   Shares sold ......................................    19,369,848    $ 212,982,699
   Shares issued in reinvestment of distributions....     4,520,035       48,855,778
   Shares redeemed ..................................   (12,993,488)    (141,565,755)
                                                        ----------------------------
   Net increase (decrease) .........................     10,896,395    $ 120,272,722
                                                        ============================
Year ended September 30, 2009
   Shares sold ......................................    21,564,244    $ 217,252,356
   Shares issued in reinvestment of distributions....     5,861,644       57,450,592
   Shares redeemed ..................................   (32,180,738)    (322,001,557)
                                                        ----------------------------
   Net increase (decrease) ..........................    (4,754,850)   $ (47,298,609)
                                                        ============================

118 | Semiannual Report

Franklin Custodian Funds

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                                 FRANKLIN UTILITIES FUND
                                                                ---------------------------
                                                                  SHARES          AMOUNT
                                                                ---------------------------
CLASS B SHARES:
Six Months ended March 31, 2010
   Shares sold .............................................       241,141    $   2,639,135
   Shares issued in reinvestment of distributions ..........       126,304        1,366,468
   Shares redeemed .........................................      (984,191)     (10,749,071)
                                                                ---------------------------
   Net increase (decrease) .................................      (616,746)   $  (6,743,468)
                                                                ===========================
Year ended September 30, 2009
   Shares sold .............................................       320,985    $   3,200,510
   Shares issued in reinvestment of distributions ..........       184,409        1,806,989
   Shares redeemed .........................................    (2,310,669)     (23,015,045)
                                                                ---------------------------
   Net increase (decrease) .................................    (1,805,275)   $ (18,007,546)
                                                                ===========================
CLASS C SHARES:
Six Months ended March 31, 2010
   Shares sold .............................................     7,253,863    $  79,607,806
   Shares issued in reinvestment of distributions ..........       632,358        6,816,177
   Shares redeemed .........................................    (3,286,533)     (35,670,899)
                                                                ---------------------------
   Net increase (decrease) .................................     4,599,688    $  50,753,084
                                                                ===========================
Year ended September 30, 2009
   Shares sold .............................................     6,347,474    $  64,084,256
   Shares issued in reinvestment of distributions ..........       738,883        7,227,247
   Shares redeemed .........................................    (7,568,351)     (75,356,203)
                                                                ---------------------------
   Net increase (decrease) .................................      (481,994)   $  (4,044,700)
                                                                ===========================
CLASS R SHARES:
Six Months ended March 31, 2010
   Shares sold .............................................       665,364    $   7,241,333
   Shares issued in reinvestment of distributions ..........       122,079        1,316,377
   Shares redeemed .........................................      (665,505)      (7,215,044)
                                                                ---------------------------
   Net increase (decrease) .................................       121,938    $   1,342,666
                                                                ===========================
Year ended September 30, 2009
   Shares sold .............................................     1,545,267    $  15,712,097
   Shares issued in reinvestment of distributions ..........       147,603        1,446,259
   Shares redeemed .........................................    (1,242,997)     (12,481,506)
                                                                ---------------------------
   Net increase (decrease) .................................       449,873    $   4,676,850
                                                                ===========================
ADVISOR CLASS SHARES:
Six Months ended March 31, 2010
   Shares sold .............................................     4,220,006    $  46,654,991
   Shares issued in reinvestment of distributions ..........       406,755        4,418,188
   Shares redeemed .........................................    (1,511,033)     (16,647,844)
                                                                ---------------------------
   Net increase (decrease) .................................     3,115,728    $  34,425,335
                                                                ===========================
Year ended September 30, 2009
   Shares sold .............................................     8,908,323    $  94,646,702
   Shares issued in reinvestment of distributions ..........       267,630        2,655,239
   Shares redeemed .........................................    (2,556,521)     (25,567,896)
                                                                ---------------------------
   Net increase (decrease) .................................     6,619,432    $  71,734,045
                                                                ===========================

                                                         Semiannual Report | 119

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                          AFFILIATION
-------------------------------------------------------------       ---------------------------
Franklin Advisers, Inc. (Advisers)                                  Investment manager
Franklin Investment Advisory Services, LLC (Investment Advisory)    Investment manager
Franklin Templeton Services, LLC (FT Services)                      Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)       Transfer agent

a. MANAGEMENT FEES

The Franklin Income Fund and the Franklin Utilities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE      NET ASSETS
-------------------      ---------------------------------------------------
0.625%                   Up to and including $100 million
0.500%                   Over $100 million, up to and including $250 million
0.450%                   Over $250 million, up to and including $7.5 billion
0.440%                   Over $7.5 billion, up to and including $10 billion
0.430%                   Over $10 billion, up to and including $12.5 billion
0.420%                   Over $12.5 billion, up to and including $15 billion
0.400%                   Over $15 billion, up to and including $17.5 billion
0.380%                   Over $17.5 billion, up to and including $20 billion
0.360%                   Over $20 billion, up to and including $35 billion
0.355%                   Over $35 billion, up to and including $50 billion
0.350%                   Over $50 billion, up to and including $65 billion
0.345%                   Over $65 billion, up to and including $80 billion
0.340%                   In excess of $80 billion

The Franklin DynaTech Fund, the Franklin Growth Fund and the Franklin U.S. Government Securities Fund pay an investment management fee to Advisers based on the month-end net assets of each of the funds as follows:

ANNUALIZED FEE RATE        NET ASSETS
-----------------------    ---------------------------------------------------
0.625%                     Up to and including $100 million
0.500%                     Over $100 million, up to and including $250 million
0.450%                     Over $250 million, up to and including $7.5 billion
0.440%                     Over $7.5 billion, up to and including $10 billion
0.430%                     Over $10 billion, up to and including $12.5 billion
0.420%                     Over $12.5 billion, up to and including $15 billion
0.400%                     Over $15 billion, up to and including $17.5 billion
0.380%                     Over $17.5 billion, up to and including $20 billion
0.360%                     Over $20 billion, up to and including $35 billion
0.355%                     Over $35 billion, up to and including $50 billion
0.350%                     In excess of $50 billion

120 | Semiannual Report

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

a. MANAGEMENT FEES (CONTINUED)

Under a subadvisory agreement, Investment Advisory, an affiliate of Advisers, provides subadvisory services to the Franklin Growth Fund and receives from Advisers fees based on the average monthly net assets of the fund.

b. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds' Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Funds' Class B, B1, C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

                                                                           FRANKLIN
                                          FRANKLIN  FRANKLIN  FRANKLIN  U.S. GOVERNMENT  FRANKLIN
                                          DYNATECH   GROWTH    INCOME      SECURITIES    UTILITIES
                                            FUND      FUND      FUND          FUND         FUND
                                          -------   --------  --------  ---------------  ---------
Reimbursement Plans:
   Class A .............................      0.25%     0.25%     0.15%       0.15%           0.15%
Compensation Plans:
   Class B .............................      1.00%     1.00%     1.00%       0.65%           0.65%
   Class B1 ............................        --        --      0.65%         --              --
   Class C .............................      1.00%     1.00%     0.65%       0.65%           0.65%
   Class R .............................      0.50%     0.50%     0.50%       0.50%           0.50%

                                                         Semiannual Report | 121

Franklin Custodian Funds

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

d. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                                                                      FRANKLIN  FRANKLIN    FRANKLIN
                                                                                      DYNATECH   GROWTH      INCOME
                                                                                        FUND      FUND        FUND
                                                                                      --------  ---------  -----------
Sales charges retained net of commissions paid to unaffiliated broker/dealers ......  $ 77,520  $ 656,131  $ 7,766,802
Contingent deferred sales charges retained .........................................  $  7,515  $  23,234  $   649,405

                                                                                      FRANKLIN U.S.
                                                                                       GOVERNMENT     FRANKLIN
                                                                                       SECURITIES     UTILITIES
                                                                                         FUND           FUND
                                                                                      -------------   ---------
Sales charges retained net of commissions paid to unaffiliated broker/dealers ......  $   1,660,186   $ 311,549
Contingent deferred sales charges retained .........................................  $     473,976   $  26,733

e. TRANSFER AGENT FEES

For the period ended March 31, 2010, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

                                     FRANKLIN    FRANKLIN     FRANKLIN        FRANKLIN       FRANKLIN
                                     DYNATECH     GROWTH       INCOME      U.S. GOVERNMENT  UTILITIES
                                       FUND        FUND         FUND       SECURITIES FUND     FUND
                                     ---------  -----------  ------------  ---------------  ----------
Transfer agent fees ...............  $ 573,018  $ 2,098,376  $ 10,691,261  $     3,140,795  $  922,899

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds' custodian expenses. During the period ended March 31, 2010, the custodian fees were reduced as noted in the Statements of Operations.

122 | Semiannual Report

Franklin Custodian Funds

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At September 30, 2009, the capital loss carryforwards were as follows:

                                                     FRANKLIN                                             FRANKLIN
                                                     DYNATECH         FRANKLIN            FRANKLIN     U.S. GOVERNMENT
                                                       FUND          GROWTH FUND         INCOME FUND   SECURITIES FUND
                                                  --------------------------------------------------------------------
Capital loss carryforwards expiring in:
   2010 ........................................  $  7,950,525      $          --      $          --   $  11,768,551
   2011 ........................................     3,784,201                 --                 --      33,556,845
   2012 ........................................            --                 --                 --     129,102,166
   2013 ........................................            --                 --                 --      74,283,298
   2014 ........................................            --                 --                 --      47,763,112
   2015 ........................................            --                 --                 --      28,034,940
   2016 ........................................     9,095,484        120,221,975                 --      20,514,778
   2017 ........................................    34,738,251                 --        589,874,490      18,668,917
                                                  --------------------------------------------------------------------
                                                  $ 55,568,461 (a)  $ 120,221,975 (b)  $ 589,874,490   $ 363,692,607
                                                  ====================================================================

(a) Includes $46,198,980 from the merged Franklin Global Communications Fund, Franklin Global Health Care Fund and Franklin Technology Fund, which may be carried over to offset future capital gains, subject to certain limitations.

(b) Includes $123,319,972 from the merged Franklin Capital Growth, which may be carried over to offset future capital gains, subject to certain limitations.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At September 30, 2009, deferred losses were as follows:

                                                        FRANKLIN                         FRANKLIN
                                                        DYNATECH        FRANKLIN      U.S. GOVERNMENT     FRANKLIN
                                                          FUND         INCOME FUND    SECURITIES FUND  UTILITIES FUND
                                                      ---------------------------------------------------------------
Realized capital losses ............................  $ 25,293,981   $ 4,350,025,960  $    15,877,074  $           --
Realized currency losses ...........................  $         --   $            --  $            --  $       85,988

At March 31, 2010, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

                                                        FRANKLIN         FRANKLIN            FRANKLIN
                                                      DYNATECH FUND     GROWTH FUND         INCOME FUND
                                                      ---------------------------------------------------
Cost of investments ...............................   $ 366,149,373   $ 1,844,938,496   $  53,363,628,372
                                                      ===================================================
Unrealized appreciation ...........................   $ 330,622,955   $ 1,739,984,456   $   5,166,055,587
Unrealized depreciation ...........................        (312,994)      (43,133,581)     (6,432,212,334)
                                                      ---------------------------------------------------
Net unrealized appreciation (depreciation) ........   $ 330,309,961   $ 1,696,850,875   $  (1,266,156,747)
                                                      ===================================================

                                                         Semiannual Report | 123

Franklin Custodian Funds

5. INCOME TAXES (CONTINUED)

                                                         FRANKLIN
                                                      U.S. GOVERNMENT
                                                        SECURITIES          FRANKLIN
                                                           FUND          UTILITIES FUND
                                                      ---------------------------------
Cost of investments ................................  $ 9,413,809,053   $ 1,830,213,928
                                                      =================================
Unrealized appreciation ............................  $   310,632,204   $   523,428,059
Unrealized depreciation ............................       (7,788,479)      (63,897,826)
                                                      ---------------------------------
Net unrealized appreciation (depreciation) .........  $   302,843,725   $   459,530,233
                                                      =================================

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, payments-in-kind, and bond discounts and premiums.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, paydown losses, payments-in-kind, and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales (excluding short term securities) for the period ended March 31, 2010, were as follows:

                                                       FRANKLIN       FRANKLIN          FRANKLIN
                                                    DYNATECH FUND   GROWTH FUND       INCOME FUND
                                                    ------------------------------------------------
Purchases ........................................  $ 122,110,079   $  83,899,601   $ 13,542,412,870
Sales ............................................  $ 131,916,435   $ 128,803,594   $ 11,181,661,366

                                                       FRANKLIN
                                                    U.S. GOVERNMENT     FRANKLIN
                                                       SECURITIES       UTILITIES
                                                          FUND            FUND
                                                    ------------------------------
Purchases ........................................  $ 3,152,828,050  $ 255,239,078
Sales ............................................  $ 2,007,335,871  $  81,562,070

Transactions in options written during the period ended March 31, 2010, were as follows:

                                                    NUMBER OF     PREMIUMS
                                                    CONTRACTS     RECEIVED
                                                    -----------------------
FRANKLIN INCOME FUND
   Options outstanding at September 30, 2009 .....         --  $         --
   Options written ...............................     26,796     1,038,713
   Options expired ...............................    (26,796)   (1,038,713)
   Options exercised .............................         --            --
   Options closed ................................         --            --
                                                    -----------------------
   Options outstanding at March 31, 2010 .........         --  $         --
                                                    =======================

124 | Semiannual Report

Franklin Custodian Funds

7. INVESTMENTS IN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Funds may invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2010, the Franklin Income Fund had 56.1% of its portfolio invested in high yield, senior secured floating rate notes, or other securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Franklin Income Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2010, the aggregate value of these securities was $193,800,000, representing 0.37% of the fund's net assets. The fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. UNFUNDED LOAN COMMITMENTS

The Franklin Income Fund may enter into certain credit agreements, all or a portion of which may be unfunded. The fund is obligated to fund these loan commitments at the borrowers' discretion. Funded portions of credit agreements are presented on the Statement of Investments.

At March 31, 2010, unfunded commitments were as follows:

                                                              UNFUNDED
BORROWER                                                     COMMITMENT
                                                            -------------
FRANKLIN INCOME FUND
CF Industries Holdings, Inc., Bridge Term Loan ...........  $ 325,000,000
                                                            -------------

Unfunded loan commitments and funded portions of credit agreements are marked to market daily and any unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities and Statement of Operations.

                                                         Semiannual Report | 125

Franklin Custodian Funds

10. OTHER DERIVATIVE INFORMATION

For the period ended March 31, 2010, the effect of derivative contracts on the Franklin Income Fund's Statement of Operations was as follows:

                                                                                                       CHANGE IN        AVERAGE
                                                                                                      UNREALIZED        AMOUNT
DERIVATIVE CONTRACTS                                                                REALIZED GAIN    APPRECIATION     OUTSTANDING
NOT ACCOUNTED FOR AS                            STATEMENT OF OPERATIONS              (LOSS) FOR     (DEPRECIATION)    DURING THE
HEDGING INSTRUMENTS                                   LOCATIONS                      THE PERIOD     FOR THE PERIOD   THE PERIOD (a)
-----------------------------------------------------------------------------------------------------------------------------------
Equity contracts                    Net realized gain (loss) from written options   $   1,038,713   $           --   $       6,335

(a) Represents the average number of option contracts or notional amount for other derivative contracts outstanding during the period.

See Note 1(e) regarding derivative financial instruments.

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Franklin Income Fund for the period ended March 31, 2010, were as shown below.

                                   NUMBER OF                             NUMBER OF
                                    SHARES/                               SHARES/                                       REALIZED
                                PRINCIPAL HELD                           PRINCIPAL       VALUE                          CAPITAL
                                 AT BEGINNING     GROSS       GROSS     HELD AT END     AT END          INVESTMENT        GAIN
NAME OF ISSUER                     OF YEAR      ADDITIONS   REDUCTIONS   OF PERIOD     OF PERIOD          INCOME         (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
FRANKLIN INCOME FUND
NON-CONTROLLED AFFILIATES
Ameren Corp ..................     12,100,000           --   3,850,000    8,250,000  $          -- (a) $  7,934,850  $  (90,329,119)
Ameren Corp., senior note,
  8.875%, 5/15/14 ............     58,200,000           --  58,200,000           --             -- (a)    4,620,078       7,173,310
Canadian Oil Sands Trust .....     25,847,400      152,600          --   26,000,000    779,807,929       14,690,838              --
Callon Petroleum Co. .........             --    4,181,258          --    4,181,258     22,411,543               --              --
Callon Petroleum Co.,
  senior  secured note,
  13.00%, 9/15/16 ............             --   83,625,000          --   83,625,000     71,499,375        3,835,135              --
Colony Financial Inc. ........      1,250,000           --          --    1,250,000     25,000,000          287,500              --
iStar Financial Inc. .........      5,213,500           --          --    5,213,500     23,929,965               --              --
iStar Financial Inc.,
  8.625%, 6/01/13 ............    169,100,000    5,000,000          --  174,100,000    150,596,500       12,714,807              --
iStar Financial Inc., cvt.,
  senior  note,
  FRN, 0.751%, 10/01/12 ......    250,000,000           --          --  250,000,000    190,125,000        1,669,240              --
iStar Financial Inc.,
  senior secured  note,
  144A, 8.00%, 3/15/11 .......             --    6,142,000          --    6,142,000      6,149,678          266,153              --
iStar Financial Inc.,
  senior secured  note,
  144A, 10.00%, 6/15/14 ......     54,850,000   62,500,000          --  117,350,000    117,936,750       11,591,292              --

126 | Semiannual Report

Franklin Custodian Funds

11. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONTINUED)

                                         NUMBER OF                           NUMBER OF
                                          SHARES/                             SHARES/                                   REALIZED
                                      PRINCIPAL HELD                         PRINCIPAL      VALUE                        CAPITAL
                                       AT BEGINNING    GROSS      GROSS     HELD AT END    AT END         INVESTMENT      GAIN
NAME OF ISSUER                           OF YEAR     ADDITIONS  REDUCTIONS   OF PERIOD    OF PERIOD         INCOME       (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
    FRANKLIN INCOME FUND
    (CONTINUED)
    NON-CONTROLLED AFFILIATES
    (CONTINUED)
(b) Dex Media West LLC,
     Term Loan B, 7.50%, 10/24/14 ...       --        7,771,319    536,233   7,235,086  $     6,919,680  $     75,119 $     164,777
    Dex One Corp. ...................       --       10,242,757         --  10,242,757      285,977,775            --            --
    Dex One Corp., senior sub.
     note, PIK, 14.00%, 1/29/17 .....       --       81,136,340         --  81,136,340       83,164,748     1,649,772            --
(b) R.H. Donnelley Inc.,
     Term Loan B, 8.50%, 10/24/14 ...       --       42,659,116  2,289,939  40,369,177       39,632,439       468,995       235,684
                                                                                        -------------------------------------------
    TOTAL AFFILIATED SECURITIES
     (3.45% of Net Assets) ..........                                                   $ 1,803,151,382  $ 59,803,779 $ (82,755,348)
                                                                                        ===========================================

(a) As of March 31, 2010, no longer an affiliate.

(b) Company is a wholly owned subsidiary of Dex One Corp.

12. SPECIAL SERVICING AGREEMENT

On May 1, 2009, certain funds, which are eligible underlying investments of one or more of the Franklin Templeton Fund Allocator Series Funds (Allocator Funds), entered into a Special Servicing Agreement (SSA) with the Allocator Funds and certain service providers of the funds and the Allocator Funds. Under the SSA, the funds may pay a portion of the Allocator Funds' expenses (other than any asset allocation, administrative and distribution fees), to the extent such payments are less than the amount of the benefits realized or expected to be realized by the funds (e.g., due to reduced costs associated with servicing accounts) from the investment in the funds by the Allocator Funds. The Allocator Funds are either managed by Franklin Advisers, Inc. or administered by FT Services. For the period ended March 31, 2010, the funds were held by one or more of the Allocator Funds and were allocated expenses as noted in the Statements of Operations. At March 31, 2010, one or more of the Allocator Funds owned a percentage of the funds' outstanding shares as follows:

                                    FRANKLIN
       FRANKLIN      FRANKLIN    U.S. GOVERNMENT     FRANKLIN
     GROWTH FUND   INCOME FUND   SECURITIES FUND   UTILITIES FUND
-----------------------------------------------------------------
        6.85%         5.27%           3.19%            2.56%

13. OTHER CONSIDERATIONS

From time to time, officers, directors or employees of the Franklin Income Fund's Investment Manager may have discussions or enter into agreements with issuers, underwriters or creditors' committees which, pursuant to the fund's policies and requirements of applicable securities laws, could prevent the fund from trading in the securities of such company for limited or extended periods of time.

                                                         Semiannual Report | 127

Franklin Custodian Funds

14. REORGANIZATION

On December 3, 2008, the Franklin DynaTech Fund acquired the net assets of the Franklin Global Communications Fund, the Franklin Global Health Care Fund, and the Franklin Technology Fund pursuant to a plan of reorganization approved by the Franklin Global Communications Fund's, the Franklin Global Health Care Fund's, and the Franklin Technology Fund's shareholders. The reorganization was accomplished by a tax free exchange, and the net assets acquired and shares issued were as follows:

                                                               SHARES ISSUED    UNREALIZED
                                                                BY FRANKLIN    APPRECIATION
FUND NAME                                         NET ASSETS   DYNATECH FUND  (DEPRECIATION)
--------------------------------------------------------------------------------------------
Franklin Global Communications Fund .........   $  47,740,803    2,914,752    $ (18,325,185)
Franklin Global Health Care Fund ............      89,644,203    5,503,466       (8,804,887)
Franklin Technology Fund ....................      32,802,922    2,006,525      (10,136,675)
                                                --------------------------------------------
Total .......................................   $ 170,187,928   10,424,743    $ (37,266,747)
                                                ============================================

The combined net assets of the Franklin DynaTech Fund immediately after the reorganization were $475,468,843.

On May 6, 2009, the Franklin Growth Fund acquired the net assets of the Franklin Capital Growth Fund pursuant to a plan of reorganization approved by the Franklin Capital Growth Fund's shareholders. The reorganization was accomplished by a tax-free exchange of 22,770,597 shares of the Franklin Growth Fund for the net assets of the Franklin Capital Growth Fund which aggregate $699,807,298, including $(9,584,107) of unrealized appreciation (depreciation). The combined net assets of the Franklin Growth Fund immediately after the reorganization were $2,586,155,713.

15. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively "Borrowers"), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 21, 2011. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.10% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the period ended March 31, 2010, the Funds did not utilize the Global Credit Facility.

128 | Semiannual Report

Franklin Custodian Funds

16. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2010, in valuing the funds' assets carried at fair value:

                                                    LEVEL 1     LEVEL 2  LEVEL 3        TOTAL
                                               --------------------------------------------------
FRANKLIN DYNATECH FUND
   ASSETS:
     Investments in Securities: .............
        Equity Investments (a) ..............  $   695,462,478  $  --    $ --     $   695,462,478
        Short Term Investments ..............          996,856     --      --             996,856
                                               --------------------------------------------------
          Total Investments in Securities ...  $   696,459,334  $  --    $ --     $   696,459,334
                                               ==================================================

FRANKLIN GROWTH FUND
   ASSETS:
     Investments in Securities:
        Equity Investments (a) ..............  $ 3,427,509,639  $  --    $ --     $ 3,427,509,639
        Short Term Investments ..............      114,279,732     --      --         114,279,732
                                               --------------------------------------------------
          Total Investments in Securities ...  $ 3,541,789,371  $  --    $ --     $ 3,541,789,371
                                               ==================================================

                                                         Semiannual Report | 129

Franklin Custodian Funds

16. FAIR VALUE MEASUREMENTS (CONTINUED)

                                                        LEVEL 1            LEVEL 2         LEVEL 3              TOTAL
                                                    ----------------------------------------------------------------------
FRANKLIN INCOME FUND
   ASSETS:
     Investments in Securities:
        Equity Investments:(b)
             Consumer Discretionary .............   $  1,080,055,469  $        341,169  $         --      $  1,080,396,638
             Health Care ........................      1,224,022,664       258,137,500            --         1,482,160,164
             Financials .........................      3,642,913,594       282,890,643            --         3,925,804,237
             Industrials ........................                 --         1,620,000            --             1,620,000
             Utilities ..........................      5,888,787,334        45,634,500            -- (c)     5,934,421,834
             Other Equity Investments (a) .......      4,129,383,071                --            --         4,129,383,071
        Equity-Linked Securities ................                 --     2,926,432,849            --         2,926,432,849
        Senior Floating Rate ....................                 --     2,776,997,933            --         2,776,997,933
        Interests ...............................
        Corporate Bonds .........................                 --    28,109,310,684    92,407,100        28,201,717,784
        Convertible Bonds .......................                 --       714,485,385            --           714,485,385
        Municipal Bonds .........................                 --       184,559,400            --           184,559,400
        Short Term Investments ..................        260,988,866       478,503,464            --           739,492,330
                                                    ----------------------------------------------------------------------
             Total Investments in Securities ....   $ 16,226,150,998  $ 35,778,913,527  $ 92,407,100      $ 52,097,471,625
                                                    ======================================================================

FRANKLIN U.S. GOVERNMENT
SECURITIES FUND
   ASSETS:
     Investments in Securities:
        Mortgage-Backed Securities ..............   $             --  $  9,477,387,006  $         --      $  9,477,387,006
        Short Term Investments ..................        239,265,772                --            --           239,265,772
                                                    ----------------------------------------------------------------------
             Total Investments in Securities ....   $    239,265,772  $  9,477,387,006  $         --      $  9,716,652,778
                                                    ======================================================================

FRANKLIN UTILITIES FUND
   ASSETS:
     Investments in Securities:
        Equity Investments (a) ..................   $  2,184,837,963  $             --  $         --      $  2,184,837,963
        Corporate Bonds .........................                 --        77,485,376            --            77,485,376
        Short Term Investments ..................         27,420,822                --            --            27,420,822
                                                    ----------------------------------------------------------------------
             Total Investments in  Securities ...   $  2,212,258,785  $     77,485,376  $         --      $  2,289,744,161
                                                    ======================================================================

(a) For detailed industry descriptions, see the accompanying Statements of Investments.

(b) Includes common, preferred and convertible preferred stock as well as other equity investments.

(c) Includes securities determined to have no value at March 31, 2010.

130 | Semiannual Report

Franklin Custodian Funds

16. FAIR VALUE MEASUREMENTS (CONTINUED)

At March 31, 2010, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Funds' fair value, were as follows:

                                                                                                                NET CHANGE
                                                        NET CHANGE                                             IN UNREALIZED
                                                           IN                                                  APPRECIATION
                             BALANCE AT     NET         UNREALIZED        NET         TRANSFER      BALANCE   (DEPRECIATION)
                             BEGINNING    REALIZED     APPRECIATION    PURCHASES    IN (OUT) OF     AT END     ON ASSETS HELD
                              OF YEAR    GAIN (LOSS)  (DEPRECIATION)    (SALES)        LEVEL 3     OF PERIOD   AT PERIOD END
                             ------------------------------------------------------------------------------------------------
FRANKLIN INCOME FUND
   ASSETS
     Corporate Bonds ......  $    --     $    --      $  157,100      $ 92,250,000  $   --       $ 92,407,100  $   157,100

17. NEW ACCOUNTING PRONOUNCEMENTS

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update which enhances and clarifies existing fair value measurement disclosure requirements and is effective for interim and annual periods beginning after December 15, 2009. The Funds believe the adoption of this Accounting Standards Update will not have a material impact on their financial statements.

18. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

CURRENCY

CAD  - Canadian Dollar
EUR  - Euro
GBP  - British Pound

SELECTED PORTFOLIO

ADR  - American Depository Receipt
FHLB - Federal Home Loan Bank
FRN  - Floating Rate Note
GP   - Graduated Payment
L/C  - Letter of Credit
MTN  - Medium Term Note
PIK  - Payment-In-Kind
SF   - Single Family

                                                         Semiannual Report | 131

Franklin Custodian Funds

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 23, 2010, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the five separate funds within Franklin Custodian Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

132 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of each Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to management's conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management's efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds. The Board also noted management's efforts to minimize any negative impact on the nature and quality of services provided the Funds arising from Franklin Templeton Investments' implementation of a hiring freeze and employee reductions in response to market conditions during the latter part of 2008 and early 2009.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed the investment performance of its Class A shares during 2009 and the previous 10-year period ended December 31, 2009, in comparison with a performance universe selected by Lipper. Investment performance was

                                                         Semiannual Report | 133

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shown on a total return basis for all Funds with income return being shown as well for those Funds having income as an investment objective element. The following summarizes the performance results for each Fund.

FRANKLIN DYNATECH FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all retail and institutional science and technology funds as classified by Lipper. The Lipper report showed the Fund's total return for 2009 to be in the second-lowest quintile of its performance universe but to be in either the highest or next-to-highest quintile of such universe in each of the previous three-, five- and 10-year periods on an annualized basis. In explaining 2009 performance, management pointed out that the Fund had a broader view of the technology sector than other funds within the performance universe and had holdings in the health care sector, which had performed poorly in 2009. The Board was satisfied with the Fund's overall performance as shown in the Lipper report, noting such explanation.

FRANKLIN GROWTH FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional multi-cap core funds as classified by Lipper. The Lipper report showed the Fund's total return during 2009 to be in the second-highest quintile of such performance universe and its total return on an annualized basis to be in the highest quintile of such universe during each of the previous three- and five-year periods, and in the upper half of such universe for the previous 10-year period. The Board expressed satisfaction with the Fund's performance as shown in the Lipper report.

FRANKLIN INCOME FUND - The Fund's investment performance was shown in comparison to a performance universe consisting of the Fund and all other retail and institutional mixed-asset target allocation moderate funds as classified by Lipper. The Lipper report showed the Fund's income return during 2009 to be in the highest or best performing quintile of its performance universe and that its income return during each of the previous 10 years was also in the highest quintile of such performance universe. The Lipper report showed the Fund's total return during 2009 to be in the highest quintile of its Lipper performance universe, and on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund's performance as shown in the Lipper report.

FRANKLIN U.S. GOVERNMENT SECURITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional Ginnie Mae funds as classified by Lipper. The Fund's Lipper report showed its income return during 2009 to be in the second-highest quintile of its Lipper performance universe and its income return on an annualized basis to be in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods. The Fund's Lipper report showed its total return to be in the lowest quintile of its performance universe during 2009, and its total return on an annualized basis to be in the second-lowest quintile of such universe for the previous three-year period, and in the

134 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

middle quintile of such universe for each of the previous five- and 10-year periods. The Board found such comparative performance to be acceptable in view of the Fund's income investment objective and conservative policy of investing only in plain vanilla Ginnie Mae pass-through securities, noting that the Fund's total return for the annualized three-year period was within 18 basis points of the performance universe median.

FRANKLIN UTILITIES FUND - This Fund's investment performance was shown in comparison to a performance universe consisting of all retail and institutional utility funds as classified by Lipper. The Fund's Lipper report showed its income return during 2009, as well as during each of the previous three-, five- and 10-year periods on an annualized basis to be in the highest quintile of such performance universe. The Fund's total return during 2009 placed it in the middle quintile of its performance universe, and placed it in the highest or second-highest quintile of such universe during each of the previous three-, five- and 10-year periods on an annualized basis. The Board was satisfied with the Fund's performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of each Fund compared with those of a group of other funds selected by Lipper as constituting its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund's most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis considers administrative charges as being part of management fees and total expenses for comparative consistency are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed the contractual investment management fee rate for each of Franklin DynaTech Fund, Franklin Growth Fund and Franklin Utilities Fund to be in the least expensive quintile of its respective Lipper expense group, to be in the second-highest quintile of its expense group for Franklin Income Fund, and to be within one basis point of its expense group median for Franklin U.S. Government Securities Fund. The actual total expense ratios for all the Funds were in the least expensive quintile of their respective Lipper expense groups with the exception of Franklin U.S. Government Securities Fund whose total expense ratio was, however, below the median of its Lipper expense group. Based upon the above, the Board was satisfied with the management fees and total expenses of each Fund in comparison to its respective Lipper expense group as shown in the Lipper reports.

                                                         Semiannual Report | 135

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2009, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager's parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds' independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Fund's Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin

136 | Semiannual Report

Franklin Custodian Funds

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

on management services provided such a fund. The Board also noted that economies of scale are shared with each Fund and its shareholders through management fee breakpoints so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement with each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; 0.45% on the next $7.25 billion of assets; and declining thereafter for each subsequent $2.5 billion of assets until reaching a breakpoint of 0.35% for assets in excess of $50 billion, with such breakpoints continuing in the case of Franklin Income Fund and Franklin Utilities Fund to 0.345% on assets in excess of $65 billion and 0.34% on assets in excess of $80 billion. In discussing such overall fee structure, management noted that the asset sizes of all Funds were beneath their last breakpoint levels and stated its view that such fee structures reach a relatively low rate quickly reflecting anticipated economies of scale as a Fund's assets increase and pointed out the favorable effective management fee and total expense comparisons for each Fund within its Lipper expense group, as previously discussed under "Comparative Expenses." The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement for each Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Trust's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                                                         Semiannual Report | 137

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund (1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund (2)
Mutual Recovery Fund (3)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund (4)
Templeton Global Long-Short Fund (5)
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund (6)
Franklin Templeton Conservative Allocation Fund (7)
Franklin Templeton Growth Allocation Fund (7)
Franklin Templeton Moderate Allocation Fund (7)
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund (8)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund (8)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund (8)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME (9)
NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund (10)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama             Michigan (12)
Arizona             Minnesota (12)
California11        Missouri
Colorado            New Jersey
Connecticut         New York (11)
Florida             North Carolina
Georgia             Ohio (12)
Kentucky            Oregon
Louisiana           Pennsylvania
Maryland            Tennessee
Massachusetts (12)  Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust (13)

1. The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

2. Effective 5/1/09, Mutual Qualified Fund changed its name to Mutual Quest Fund. The fund's investment goal and strategy remained unchanged.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5% - 25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. Effective 5/1/09, Mutual Discovery Fund changed its name to Mutual Global Discovery Fund. The fund's investment goal and strategy remained unchanged.

5. Effective 12/18/09, this fund is closed to new investors, pending a proposal to merge the fund into Templeton World Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in April 2010.

6. Effective 3/19/10, this fund is closed to new investors, pending a reorganization of the fund into Franklin Templeton Corefolio Allocation Fund. Existing shareholders may continue to make additional investments until shortly before the completion of the transaction, expected in June 2010.

7. Effective 5/1/10, the Franklin Templeton Target Funds changed their name to the Franklin Templeton Allocation Funds. The funds' investment goals and primary investment strategies remained unchanged.

8. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

9. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

10. The fund invests primarily in insured municipal securities.

11. These funds are available in three or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and a money market portfolio (CA only).

12. The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/15/09.

13. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/10                                          Not part of the semiannual report

(LOGO)              One Franklin Parkway
                    San Mateo, CA 94403-1906

SIGN UP FOR ELECTRONIC DELIVERY
on FRANKLINTEMPLETON.COM

SEMIANNUAL REPORT AND SHAREHOLDER LETTER
FRANKLIN CUSTODIAN FUNDS

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FCF S 05/10

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


Item 4. Principal Accountant Fees and Services.        N/A


Item 5. Audit Committee of Listed Registrants.         N/A


Item 6. Schedule of Investments.                       N/A


Item 7. Disclosure  of Proxy Voting  Policies  and  Procedures  for  Closed-End
        Management Investment Companies.                N/A


Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A


Item 9. Purchases of Equity  Securities  by  Closed-End  Management  Investment
        Company and Affiliated Purchasers.              N/A


Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CUSTODIAN FUNDS



By/s/LAURA F. FERGERSON
  ----------------------
   Laura F. Fergerson
   Chief Executive Officer -
     Finance and Administration
Date  May 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By/s/LAURA F. FERGERSON
  ----------------------
   Laura F. Fergerson
   Chief Executive Officer -
     Finance and Administration
Date  May 27, 2010



By/s/GASTON GARDEY
  -------------------
   Gaston Gardey
   Chief Financial Officer and
    Chief Accounting Officer
Date  May 27, 2010